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                                                                    EXHIBIT 15.7

           ACT ON BUSINESS OF OPERATING INDIRECT INVESTMENT AND ASSETS

                                                     Act No. 6987, Oct.  4, 2003
                                         Amended by  Act No. 7221, Oct.  5, 2004
                                                     Act No. 7335, Jan. 14, 2005
                                                     Act No. 7386, Jan. 27, 2005

                          CHAPTER I. GENERAL PROVISIONS

ARTICLE 1 (PURPOSE)

      The purpose of this Act is to prescribe necessary matters concerning the composition of the indirect investment fund, etc. and the operation of assets as well as the protection of investors in order to contribute to the development of the national economy through the revitalization of the indirect investment in the capital market. <Amended by Act No. 7221, Oct. 5, 2004>

ARTICLE 2 (DEFINITIONS OF TERMS)

      The terms used in this Act shall be defined as follows: <Amended by Act No. 7221, Oct. 5, 2004>

      1. The term "indirect investment" means collecting funds, etc. from investors to operate the assets falling under each of the following subparagraphs (hereinafter referred to as the "assets") and to distribute profits accruing from the operation of such assets to investors: Provided, That any indirect investment made by persons prescribed by the Presidential Decree shall not be deemed the indirect investment:

            (a)   Investment securities;

            (b)   Exchange traded derivatives or over-the-counter derivatives;

            (c)   Real estate;

            (d)   Actual assets; and

            (e)   Others prescribed by the Presidential Decree;

      2. The term "indirect investment fund, etc." means any investment trust and any investment company (hereinafter referred to as the "indirect investment fund") aimed for making indirect investments and any private equity fund;

      3. The term "investment trust" means the indirect investment fund that is used by any trustor to collect funds, etc. from investors for any trustee to invest in and operate the property (hereinafter referred to as the "investment trust property") according to the former's instructions and then distribute beneficial rights accruing therefrom to investors;

      4. The term "investment company" means the indirect investment fund that is the stock company incorporated in accordance with the Commercial Act to operate the property of any company (hereinafter referred to as the "investment company property") as assets and distribute profits accruing therefrom to stockholders;

      4-2. The term "private equity fund" means any limited partnership company that is incorporated in accordance with the Commercial Act for the purpose of investing the property of any company (hereinafter referred to as the "private equity fund property") in shares or equity, etc. of any other company to raise the values of the shares and equity of the invested company by means of participation in corporate governance and improvements in the business structure or the control structure, etc. and to distribute profits accruing from higher values of the shares and equity of the invested company to partners;

      5. The term "investment counsel business" means the business of offering counsel about the value of assets prescribed by the Presidential Decree (hereinafter referred to as the "investment counsel

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            assets") or offering investment judgment (referring to the judgment on kinds, items, quantities, prices and the classification, ways and the timing of transaction, etc. of the investment counsel assets that are subject to investment; hereinafter the same shall apply) on the investment counsel assets by means of oral statement, document or others: Provided, That advice that is prescribed by the Presidential Decree and offered to many and unspecified persons by means of publication and e-mails, etc. shall be excluded;

      6. The term "discretionary investment business" means the business of making investment for any client after being entrusted, in whole or in part, by him with the service of making investment judgment based on the analysis of the value of the investment counsel assets, etc.;

      7. The term "investment securities" means those falling under any of the following items:

            (a) Securities (excluding securities option, etc. prescribed by the Presidential Decree and hereinafter referred to as the "securities") provided for in Article 2 (1) and (2) of the Securities and Exchange Act;

            (b) Bills and debt certificates that are issued, sold or brokered by financial institutions prescribed by the Presidential Decree;

            (c) Securities denominated in foreign currency prescribed by the Presidential Decree from among securities denominated in foreign currency provided for in the Foreign Exchange Transactions Act; and

            (d) Instruments prescribed by the Presidential Decree from among instruments that carry the indication of property-value rights;

      8. The term "exchange traded derivatives" means transactions, prescribed by the Presidential Decree, which are performed on currencies, investment securities, interest rates, indirect investment securities, real estate and actual assets or the prices of currencies, investment securities, interest rates, indirect investment securities, real estate and actual assets and price-based index numbers in the securities market provided for in Article 2
            (12) of the Securities and Exchange Act (hereinafter referred to as the "securities market"), in the KOSDAQ provided for in Article 2
            (14) of the same Act (hereinafter referred to as the "KOSDAQ"), in the futures market provided for in subparagraph 3 of Article 3 of the Futures Trading Act and in other foreign markets similar to aforementioned markets, which are prescribed by the Presidential Decree (hereafter in this Article referred to as the "securities markets, etc.");

      9. The term "over-the-counter derivatives" means transactions, prescribed by the Presidential Decree, which are performed on currencies, investment securities, interest rates, indirect investment securities, real estate and actual assets or the prices of currencies, investment securities, interest rates, indirect investment securities, real estate and actual assets and price-based index numbers outside the securities markets, etc.;

      10. The term "actual assets" means farm products, livestock products, fishery products, forest products, mineral products, goods belonging to energy, goods that are manufactured and processed by using such goods as raw materials and other goods similar thereto which are prescribed by the Presidential Decree;

      11. The term "short-term financial instruments" means the instruments, including the provision of funds under the short-term fund transaction of not more than 30 days between financial institutions (hereinafter referred to as the "short-term lending") and bills and debt certificates, etc. referred to in subparagraph 7 (b), which are all traded in the financial market for a short term;

      12. The term "indirect investment property" means the investment trust property and investment company property;

      13. The term "indirect investment securities" means the beneficial securities of investment trust and the stock of the investment company;

      14. The term "beneficiary" means the person who holds the beneficial rights of investment trust provided for in Article 47;

      15. The term "indirect investor" means the beneficiary of investment trust and the stockholder of the investment company; and

      16. The term "asset management company" means the person who becomes a truster of the investment trust or the corporate director of the investment company provided for in Article 77 (1) to run the business of operating the indirect investment property, who are each licensed by the Financial Supervisory Commission in accordance with
            Article 4 (1).

ARTICLE 3 (SCOPE OF APPLICATION, ETC.)

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      (1)   This Act shall apply to any indirect investment, any act performed in relation therewith and any actor involved therein.

      (2) Any person shall be prohibited from running the business of indirect investment without obtaining a license therefor under this Act.

      (3) Any person who intends to run the business of operating, keeping in custody and managing any indirect investment property, or selling and repurchasing any indirect investment securities and operating any indirect investment fund, etc. shall obtain a license or have his business registered under this Act.

         CHAPTER II. OPERATOR OF INDIRECT INVESTMENT AND RELATED PERSONS

SECTION 1 ASSET MANAGEMENT COMPANY

ARTICLE 4 (ASSET MANAGEMENT COMPANY)

      (1) Every asset management company shall be a stock company provided for in the Commercial Act or a financial institution prescribed by the Presidential Decree, and obtain a license from the Financial Supervisory Commission in accordance with Articles 5 and 6.

      (2) Any person who obtains a license in accordance with paragraph (1) shall run the business falling under each of the following subparagraphs:

            1. The business of establishing and terminating the investment trusts;

            2. The business of operating the investment trust property and offering operational instructions;

            3. The business of operating the investment company property; and

            4. Other businesses prescribed by the Presidential Decree.

      (3) Every asset management company may sell the indirect investment securities of indirect investment fund operated by it under the conditions as prescribed by the Presidential Decree besides the business referred to in each subparagraph of paragraph (2). In this case, the provisions governing the selling company provided for in
            Article 26 (2) shall apply to the relevant asset management company.

ARTICLE 5 (REQUIREMENTS FOR LICENSE)

      (1)   Any person who intends to obtain a license in accordance with
            Article 4 (1) shall fulfill the requirements falling under each of the following subparagraphs: <Amended by Act No. 7386, Jan. 27, 2005>

            1. His capital is required to be not less than 10 billion won (3 billion won in the case of an asset management company which is entrusted with the management of assets only from the infrastructure fund under the Act on Private Participation in Infrastructure);

            2. He is required to have manpower and facilities, including data- processing equipment, which is fully adequate to run the business of his asset management company;

            3.    His business program is required to be feasible and sound;

            4. He is required not to have any officer falling under each subparagraph of Article 8 (1) from among his officers; and

            5. Major investors prescribed by the Presidential Decree are required to have full investment capability, sound financial standing and social credit.

      (2) Necessary matters concerning details of the requirements for the license referred to in paragraph (1) shall be prescribed by the Presidential Decree.

ARTICLE 6 (PROCEDURES FOR LICENSE)

      (1)   Any person who intends to obtain a license in accordance with
            Article 4 (1) shall file a written application with the Financial Supervisory Commission for such license under the conditions as prescribed by the Presidential Decree.

      (2) Any person who intends to apply for the license referred to in paragraph (1) (hereafter in this Article referred to as the "main license") may file in advance a preliminary application with the Financial Supervisory Commission. In this case, the Financial Supervisory Commission shall examine such preliminary application and notify the applicant of its decision on whether to grant him the license within the period set by the Ordinance of the Ministry of Finance and Economy.

      (3) The Financial Supervisory Commission may set conditions to any main license and any

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            preliminary license under the conditions as prescribed by the
            Presidential Decree.

      (4) The Financial Supervisory Commission shall, when any person who has obtained a preliminary license files an application for a main license, grant him the main license after confirming his implementation of the conditions set to his preliminary license.

      (5) The Financial Supervisory Commission shall, when it grants any main license, publish without delay contents of such main license in the Official Gazette and make it known to the public by means of computer communications, etc.

      (6) Necessary matters concerning detailed procedures, etc. for the main and preliminary license shall be prescribed by the Presidential Decree.

ARTICLE 7 (FIRM NAME)

      (1) Every asset management company shall use the letters of "asset management" in its firm name: Provided, That the same shall not apply to a case where any financial institution incorporated under the Banking Act, any insurance company incorporated under the Insurance Business Act and any merchant bank incorporated under the Merchant Banks Act concurrently run the business of the asset management company.

      (2) Any person who is not the asset management company shall be prohibited from using the letters of "asset management", "investment trust" or similar letters in his firm name.

ARTICLE 8 (QUALIFICATIONS OF OFFICERS)

      (1) Any person falling under each of the following subparagraphs shall be disqualified from becoming an officer of any asset management company:

            1.    A minor, an incompetent or a quasi-incompetent;

            2. A person who has yet to be reinstated after having been declared bankrupt;

            3. A person who has been sentenced to imprisonment without prison labor or a heavier punishment, or has been sentenced to a fine or a heavier punishment in accordance with this Act or finance-related Acts and subordinate statutes prescribed by the Presidential Decree (herein- after referred to as "finance-related Acts and subordinate statutes": Provided, That foreign Acts and subordinate statutes equivalent thereto shall be included in this Article) and for whom five years have yet to expire from the date on which the execution of such sentence was terminated or exempted (including a case where the execution of such sentence is deemed terminated);

            4. A person who is in a stay period after having been sentenced to a stay of the execution of the imprisonment without prison labor or a heavier punishment;

            5. A person who has worked as an officer or an employee for a company or a corporation, whose license, authorization and registration, etc. of the business have been revoked in accordance with this Act or finance- related Acts and subordinate statutes (limited to any person who is prescribed by the Presidential Decree as being directly responsible for incurring the grounds of revoking such license, authorization and registration, etc.) and for whom five years have yet to expire from the date on which such license, authorization and registration, etc. of the company or the corporation were revoked; and

            6. A person who has been removed or dismissed from his post in accordance with this Act or finance-related Acts and subordinate statutes and for whom five years have yet to expire from the date on which he was removed or dismissed from his post.

      (2) If any person who has been selected and appointed as an officer of any asset management company falls under each subparagraph of paragraph (1) or is found to have fallen under each subparagraph of paragraph (1) at the time that he was selected and appointed as the officer, he shall be justly dismissed from his office.

      (3) Any act in which any officer has been involved before he is dismissed in accordance with paragraph (2) shall not lose its effect.

ARTICLE 9 (SECURING OF PROFESSIONAL MANPOWER FOR BUSINESS OPERATIONS)

      (1) Every asset management company shall secure professional manpower prescribed by the Presidential Decree in order to raise the expertise of asset operations and protect investors.

      (2) Every asset management company shall have matters concerning the professional manpower referred to in paragraph (1) registered with the Asset Operation Association (hereinafter referred to as the "asset Operation Association") established pursuant to Article 160 under the conditions as prescribed by the Presidential Decree.

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      (3)   Every asset management company shall be prohibited from getting any person who does not belong to the professional manpower that is registered under paragraph (2) to perform the business falling under each of the following subparagraphs:

            1. The business related directly to the investment and operation of indirect investment property;

            2.    Deleted; <by Act No. 7221, Oct. 5, 2004>

            3.    The investment counsel business; and

            4.    The discretionary investment business.

ARTICLE 10 (SELECTIONS AND APPOINTMENTS OF OUTSIDE DIRECTORS)

      (1) Every asset management company prescribed by the Presidential Decree shall have not less than 3 outside directors taking into account the size of its indirect investment property, etc. (referring to directors who do not work for the relevant company as standing directors and do not fall under any subparagraph of Article 54-5 (4) of the Securities and Exchange Act; hereinafter the same shall apply). In this case, the number of outside directors shall exceed not less than 1/2 of the total number of directors.

      (2) The provisions of Article 54-5 (2) through (5) of the Securities and Exchange Act shall apply mutatis mutandis to the selections and appointments of outside directors of every asset management company under paragraph (1).

ARTICLE 11 (INTERNAL CONTROL STANDARDS)

      (1) Every asset management company shall prescribe fundamental procedures and standards (hereinafter referred to as the "internal control standards") to be observed by its officers and employees when they per- form their duties in order to abide by Acts and subordinate statutes, operate its assets in a sound manner and protect investors.

      (2) Every asset management company shall have not less than one person (hereinafter referred to as "law-abiding overseers") charged with the task of checking on the observance of the internal control standards, investigating any violation of the internal control standards and reporting the findings of their investigation to auditors or the audit and inspection committee established pursuant to Article 12 (1).

      (3) Every asset management company (excluding the local branch office and local business place of any foreign asset management company provided for in Article 156 (1)) shall, when it intends to appoint any law- abiding overseer, go through a resolution thereon of the board of directors.

      (4) Law-abiding overseers shall meet the requirements falling under each of the following subparagraphs:

            1. They are required to have the career falling under any of the following items:

                  (a) They have worked not less than 10 years at the Bank of Korea or institutions subject to inspection (including foreign financial institutions equivalent thereto) provided for in Article 38 of the Act on the Establishment, etc., of Financial Supervisory Organizations;

                  (b) They have worked not less than 5 years as researchers or full-time lecturers with master's degrees or higher degrees in finance-related field at research institutes or universities;

                  (c) They have worked not less than 5 years as attorneys-at-law or certified public accountants in the fields related to their qualifications; and

                  (d) They have worked not less than 5 years at the Ministry of Finance and Economy, the Ministry of Construction and Transportation, the Financial Supervisory Commission, the Securities and Futures Commission or the Financial Supervisory Service, for whom five years have passed since they resigned or retired from their respective ministries and institutions;

            2.    They are required not to fall under each subparagraph of
                  Article 8 (1); and

            3. They are required not to be subject to disciplinary measures such as caution and warning for violating finance-related Acts and subordinate statutes in the last five years, which have been demanded by the Ministry of Construction and Transportation, the Financial Supervisory Commission or the Governor of the Financial Supervisory Service.

      (5) With respect to any asset management company that is found to have violated Acts and subordinate statutes as a result of an inspection conducted by the Governor of the Financial Supervisory Service under
            Article 166 (3), the Financial Supervisory Commission may urge the relevant asset management company to alter its internal control standards in order to prevent a recurrence of such violation of Acts and subordinate statutes.

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      (6)   Every asset management company shall, when it appoints or dismisses any law-abiding overseer, notify the Financial Supervisory Commission and the Asset Operation Association of the fact.

      (7) The law-abiding overseers shall perform their duties with the care of good managers and they shall be prohibited from taking charge of the business falling under each of the following subparagraphs:

            1. The business of operating the property belonging to their asset management company;

            2. The business of operating the indirect investment property operated by their asset management company and the business of selling indirect investment securities, which is run by their asset management company and other business incidental thereto; and

            3. The financial business run concurrently by their asset management company in accordance with each subparagraph of
                  Article 14 (1).

      (8) The officers and employees of every asset management company shall, if they are requested by any law-abiding overseer to provide materials and information to perform his duty, comply with the request with sincerity.

      (9) No asset management company shall put any former law-abiding overseer at an unfair disadvantage in connection with personnel affairs on the grounds of performing his duty as a law-abiding overseer.

      (10) Necessary matters concerning the internal control standards and law-abiding overseers shall be prescribed by the Presidential Decree.

ARTICLE 12 (ESTABLISHMENT OF AUDIT AND INSPECTION COMMITTEE)

      (1) Every asset management company that is prescribed by the Presidential Decree taking into account the size of its indirect investment property shall establish the audit and inspection committee (referring to the audit and inspection committee provided for in Article 415-2 of the Commercial Act; hereinafter the same shall apply).

      (2) The provisions of Article 54-6 (2) through (5) of the Securities and Exchange Act shall apply mutatis mutandis to the establishment of the audit and inspection committee of every asset management company.

ARTICLE 13 (MINORITY STOCKHOLDERS' RIGHTS)

      (1) Any person who has continually held the stock in excess of 5/100,000 of the total number of the stock issued by any asset management company (limited to the asset management company prescribed by the Presidential Decree taking into account the size of its indirect investment property, etc.; hereafter the same in this Article shall apply) for not less than 6 months under the conditions as prescribed by the Presidential Decree may exercise his right as a stockholder provided for in Article 403 of the Commercial Act (including a case where the same Article is applied mutatis mutandis in Articles 324, 415, 424-2, 467-2 and 542 of the same Act).

      (2) Any person who has continually held the stock in excess of 25/100,000 (25/200,000 in the case of any corporation prescribed by the Presidential Decree) of the total number of the stock issued by any asset management company for not less than 6 months under the conditions as prescribed by the Presidential Decree may exercise his right as a stockholder provided for in Article 402 of the Commercial Act.

      (3) Any person who has continually held the stock in excess of 5/10,000 (5/20,000 in the case of any corporation prescribed by the Presidential Decree) of the total number of the stock issued by any asset management company for not less than 6 months under the conditions as prescribed by the Presidential Decree may exercise his right as a stockholder provided for in Article 466 of the Commercial Act.

      (4) Any person who has continually held the stock in excess of 25/10,000 (25/20,000 in the case of any corporation prescribed by the Presidential Decree) of the total number of the stock issued by any asset management company for not less than 6 months under the conditions as prescribed by the Presidential Decree may exercise his right as a stockholder provided for in Article 385 of the Commercial Act (including a case where the same Article is applied mutatis mutandis in Article 415 of the same Act) and Article 539 of the same Act.

      (5) Any person who has continually held the stock in excess of 5/1,000 (5/ 2,000 in the case of any corporation prescribed by the Presidential Decree) of the total number of the stock issued by any asset management company for not less than 6 months under the conditions as prescribed by the Presidential Decree may exercise his right as a stockholder provided for in Article 363-2 of the Commercial Act. In this case, the number of the stock held by him shall be based on the voting

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            stock.

      (6) Any person who has continually held the stock in excess of 15/1,000 (15/2,000 in the case of any corporation prescribed by the Presidential Decree) of the total number of the stock issued by any asset management company for not less than 6 months under the conditions as prescribed by the Presidential Decree may exercise his right as a stockholder provided for in Articles 366 and 467 of the Commercial Act. In this case, the number of the stock held by him shall be based on the voting stock.

      (7) In the event that any stockholder referred to in paragraph (1) files a lawsuit in accordance with Article 403 (including a case where the Article is applied mutatis mutandis in Articles 324, 415, 424-2, 467-2 and 542 of the Commercial Act) of the Commercial Act and wins the lawsuit, such stockholder may ask the relevant asset management company for the payment of all expenses incurred by filing such lawsuit.

ARTICLE 14 (RESTRICTIONS ON CONCURRENTLY RUNNING OTHER BUSINESS)

      (1) Every asset management company shall be prohibited from running other businesses than the business falling under each of the following subparagraphs:

            1. The investment counsel business or the discretionary investment business;

            2. The financial business (referring to the business provided for in finance-related Acts and subordinate statutes; hereafter the same in this Article shall apply) that is allowed to be run in accordance with other Acts and subordinate statutes;

            3. The business run by any general administration management company in accordance with Article 25 (2); and

            4. The business that the Financial Supervisory Commission authorizes from among the types of the financial business prescribed by the Presidential Decree after judging that the business run by the relevant asset management company will not undermine the protection of its investors and the maintenance of its financial soundness.

      (2) In the case of the financial business referred to in paragraph (1) 4, the business for which the relevant asset management company obtains a license, authorization and approval, etc. from the Financial Supervisory Commission in accordance with other Acts and subordinate statutes or which the relevant asset management company registers with the Financial Supervisory Commission shall be deemed authorized by the Financial Supervisory Commission in accordance with paragraph (1) 4.

ARTICLE 15 (RESTRICTIONS ON BUYING AND SELLING OF SECURITIES BY OFFICERS AND EMPLOYEES)

      (1) The officers and employees of every asset management company shall be prohibited from buying and selling securities, performing the transaction of exchange traded derivatives and over-the-counter derivatives or entrusting such transaction for their own account in whoever's names.

      (2) Any officer who works as a managing director for any asset management company shall, if he intends to work as a managing director for any profit-making corporation falling under each of the following subparagraphs, obtain the approval thereof from the Financial Supervisory Commission:

            1. Institution subject to the inspection of the Financial Supervisory Commission under Article 38 of the Act on the Establishment, etc. of Financial Supervisory Organizations;

            2. Company (hereafter in this Article referred to as the "Subsidiary company") that is contracted to compile the consolidated financial statement provided for in subparagraph 2 of Article 1-2 of the Act on External Audit of Stock Companies for the relevant asset management company: Provided, That the case falling under each of the following items shall be excluded:

                  (a) Where the officer concurrently works as an officer for a financial institution that is a subsidiary company located overseas or is seconded to such financial institution; and

                  (b) Where the officer concurrently works as an officer for the subsidiary company or is seconded to the subsidiary company in order to rationalize the management of the subsidiary company or smoothly promote the restructuring of the subsidiary company;

            3. Company that is the largest stockholder or a major stockholder prescribed by the Presidential Decree of the relevant asset management company;

            4. Company that is provided with a loan or a credit in excess of 10/100 of the capital (referring to the amount obtained by subtracting the total amount of liabilities from the total amount of assets on the balance sheet as of the end of the latest business year) of the relevant asset management company; and

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            5.    Company that is prescribed by the Presidential Decree as being feared to undermine the sound management of the relevant asset management company.

ARTICLE 16 (RESTRICTIONS ON OPERATION OF INHERENT PROPERTY)

      (1) Every asset management company shall be prohibited from performing the act falling under each of the following subparagraphs using its own property: Provided, That the same shall not apply to the case that is pre- scribed by the Presidential Decree as being not feared to undermine the maintenance of the sound management or the interests of indirect investors:

            1.    The act of guaranteeing the repayment of debts for others;

            2.    The act of acquiring assets denominated in foreign currency;

            3.    The act of holding investment securities; and

            4.    Other acts prescribed by the Presidential Decree.

      (2) Necessary matters concerning the soundness of the inherent property owned by every asset management company, the control of risk and accounting, etc. shall be prescribed by the Presidential Decree.

ARTICLE 17 (REPORT ON AND PUBLICATION OF MANAGEMENT, ETC.)

      (1) Every asset management company shall submit the report on the settlement of accounts of every business year and the regular report of every quarter to the Financial Supervisory Commission and the Asset Operation Association under the conditions as prescribed by the Presidential Decree.

      (2) The Financial Supervisory Commission and the Asset Operation Association shall, upon receiving the report on the settlement of accounts and the regular report under paragraph (1), offer such documents for public perusal.

      (3) Every asset management company shall publish matters falling under each of the following subparagraphs within 4 months from the date on the accounts of every business year are settled: Provided, That the matters of subparagraphs 2 and 3 shall be published within 2 months from the end of every quarter (excluding any quarter that includes the date on which the accounts are settled):

            1.    Matters concerning organization and manpower;

            2.    Matters concerning financial affairs and profit and loss;

            3.    Matters concerning the raising and operation of funds;

            4. Matters concerning management indicators showing soundness, profitability and productivity, etc.; and

            5. Other matters that are prescribed by the Presidential Decree as having a great influence on the management of every asset management company.

      (4) Necessary matters concerning standards for publishing the management of every asset management company, etc. shall be prescribed by the Presidential Decree.

ARTICLE 18 (MATTERS, ETC. SUBJECT TO APPROVAL AND AUTHORIZATION)

      (1) Any asset management company shall, if it intends to reduce its cap-ital, obtain the approval thereof from the Financial Supervisory Commission. In this case, the Financial Supervisory Commission shall take into account the matters prescribed by the Presidential Decree in order for the asset management company to secure its financial soundness when it grants the approval.

      (2) Any asset management company shall, if it falls under each of the following subparagraphs, obtain the authorization thereof from the Financial Supervisory Commission. In this case, the Financial Supervisory Commission shall take into account the matters prescribed by the Presidential Decree when it grants the authorization:

            1.    Dissolution or the discontinuation of business; and

            2. Merger, division, transfer and acquisition by transfer of the whole business (including the case corresponding thereto).

      (3) Any asset management company that runs the business of selling indirect investment securities in accordance with Article 4 (3) shall, when it intends to discontinue or resume the business, make a report to the Financial Supervisory Commission.

      (4) Necessary matters concerning the approval, authorization and report from and to the Financial Supervisory Commission under paragraphs
            (1) through (3) shall be prescribed by Financial Supervisory Commission.

ARTICLE 19 (LIABILITY OF ASSET MANAGEMENT COMPANY, ETC.)

      (1) In the event that any asset management company causes damage to indirect investors by performing any act in contravention of Acts and subordinate statutes, the terms and conditions of investment trust (hereinafter referred to as the "terms and conditions of trust"), the articles of incorporation of any investment company and the investment prospectus (herein-after referred to as the "investment prospectus") provided for in Article 56, and by neglecting its business, such asset management company shall be held liable to indemnify for such damage.

      (2) In the event that any asset management company takes the liability to indemnify for the damage in accordance with paragraph (1), if any director or any auditor (including any member of the audit and inspection committee) is responsible for causing such damage, the asset management company as well as the director and auditor shall be held liable to jointly indemnify for the damage.

ARTICLE 20 (RESTRICTIONS ON EXCHANGE OF PERSONNEL AND INFORMATION, ETC.)

      (1) No asset management company shall perform the act of exchange, etc. falling under each of the following subparagraphs with its affiliates provided for in subparagraph 3 of Article 2 of the Monopoly Regulation and Fair Trade Act (hereinafter referred to as "affiliates") or any selling company provided for in Article 26 (2). In this case, the specific scope of the act falling under subparagraphs 1 through 3 shall be prescribed by the Presidential
            Decree:

            1. Concurrently holding posts of or seconding officers and employees;

            2.    Joint acts;

            3.    The provision of information; and

            4. Other acts that are prescribed by the Presidential Decree as being similar to the acts referred to in subparagraphs 1 through 3.

      (2) Notwithstanding the provisions of paragraph (1), the act referred to in each subparagraph of paragraph (1) may be performed if the Presidential Decree prescribes that the act does not undermine the interests of indirect investors.

ARTICLE 21 (PROHIBITION ON USE OF UNDISCLOSED OPERATIONAL INFORMATION)

      (1) The officers and employees of any asset management company, any trustee company provided for in Article 23 (2), any asset custody company provided for in Article 24 (2), any general administration management company provided for in Article 25 (2) and any indirect investment fund appraisal company provided for in Article 154 shall be prohibited from performing any transaction by using the undisclosed information on the indirect investment fund or allowing any other person to use such undisclosed information.

      (2) The undisclosed operational information referred to in paragraph (1) that greatly influences the judgment of investors means the undisclosed information pertaining to investment prospectus, documents on the settlement of accounts provided for in Article 99
            (2), business reports provided for in Article 124 (1), documents on the settlement of accounts provided for in Article 124 (2) and the audit report (hereinafter referred to as the "accounting audit report") provided for in Article 8 of the Act on External Audit of Stock Companies.

      (3) Necessary matters concerning the scope of the undisclosed operational information on the indirect investment fund referred to in paragraph (1) shall be prescribed by the Presidential Decree.

ARTICLE 22 (DISSOLUTION AND LIQUIDATION)

      The provisions governing the dissolution and liquidation of the trust company in the Trust Business Act shall apply mutatis mutandis to the dissolution and liquidation of the asset management company.

SECTION 2 PERSONS RELATED TO INDIRECT INVESTMENT

ARTICLE 23 (TRUSTEE COMPANY)

      (1) Any person who intends to run the business of managing and keeping the investment trust property in custody as a trustee of the investment trust shall be the person falling under each of the following subparagraphs and he shall have his business registered with the Financial Supervisory Commission:

            1. The trust company incorporated in accordance with the Trust Business Act; and

            2. The financial institution that concurrently runs the trust business (including any financial institution that concurrently runs the trust business in accordance with
                  Article 147 (2) of the

                  Securities and Exchange Act; hereinafter the same shall apply).

      (2) Any person who has his business registered under paragraph (1) (hereinafter referred to as the "trustee company") shall run the business falling under each of the following subparagraphs:

            1. The business of managing and keeping the investment trust property in custody;

            2. The business of acquiring and disposing of assets according to instructions on the operation of investment trust property of any asset management company;

            3. The business of paying the price for repurchasing beneficial securities and paying profits according to instructions on the operation of the investment trust property of any asset management company;

            4. The business of overseeing instructions, etc. on the operation of investment trust property of any asset management company; and

            5.    Other businesses prescribed by the Presidential Decree.

      (3) Any person who intends to have his business registered in accordance with paragraph (1) shall meet the requirements falling under each of the following subparagraphs:

            1. He is required not to have any officer falling under each subparagraph of Article 8 (1) from among his officers;

            2. He is required to have professional manpower, the standard of which is prescribed by the Presidential Decree, from among standing officers and full-time employees;

            3. He is required to have physical facilities, including data-processing equipment, prescribed by the Presidential Decree; and

            4. He is required to fulfill other requirements prescribed by the Presidential Decree.

      (4) Necessary matters concerning the registration referred to in paragraph (1) shall be prescribed by the Presidential Decree.

ARTICLE 24 (ASSET CUSTODY COMPANY)

      (1) Any person who intends to run the business of managing and keeping investment company property in custody after being entrusted by any investment company shall fall under each subparagraph of Article 23
            (1) and have his business registered with the Financial Supervisory Commission.

      (2) Any person who has his business registered in accordance with paragraph (1) (hereinafter referred to as the "asset custody company") shall run the business falling under each of the following subparagraphs:

            1. The business of managing and keeping investment company property in custody;

            2. The business of overseeing the operation of investment company property, etc. by any asset management company; and

            3.    Other businesses prescribed by the Presidential Decree.

      (3) The provisions of Article 23 (3) shall apply mutatis mutandis to the registration requirements of every asset custody company.

      (4) Necessary matters concerning the registration referred to in paragraph (1) shall be prescribed by the Presidential Decree.

ARTICLE 25 (GENERAL ADMINISTRATION MANAGEMENT COMPANY)

      (1) Any person who intends to run the business of operating any investment company as his principal business other than the operation of any investment company property after being entrusted by the investment company shall be the person falling under each of the following subparagraphs and have his business registered with the Financial Supervisory Commission:

            1. The stock company incorporated in accordance with the Commercial Act;

            2. The transfer agency provided for in Article 180 of the Securities and Exchange Act; and

            3.    Other financial institutions prescribed by the Presidential
                  Decree.

      (2) Any person who has his business registered in accordance with paragraph (1) (hereinafter referred to as the "general administration management company") shall run the business falling under each of the following subparagraphs:

            1.    The business of operating any investment company;

            2. The business of issuing stock and transferring the titles of the issued stock of any investment company;

            3. The business of calculating the property of any investment company;

            4.    The business entrusted under Article 96 (3); and

            5.    Other businesses prescribed by the Presidential Decree.

      (3) Any person who intends to have his business registered in accordance with paragraph (1) shall fulfill the requirements falling under each of the following subparagraphs:

            1. His paid-in capital or his equity investment is required to be not less than 500 million won and to exceed the amount prescribed by the Presidential Decree;

            2. He is required to have professional manpower, the standard of which is prescribed by the Presidential Decree, from among standing officers and full-time employees;

            3. He is required to have physical facilities, including data-processing equipment, which is prescribed by the Presidential Decree;

            4. He is required not to have any officer falling under each subparagraph of Article 8 (1) from among his officers; and

            5. He is required to satisfy other requirements prescribed by the Presidential Decree.

      (4) Necessary matters concerning the registration referred to in paragraph (1) shall be prescribed by the Presidential Decree.

ARTICLE 26 (SELLING COMPANY)

      (1) Any person who intends to run the business of selling indirect investment securities shall be the person falling under each of the following subparagraphs and have his business registered with the Financial Supervisory Commission:

            1. The securities company incorporated under the Securities and Exchange Act;

            2.    The financial institution incorporated under the Banking Act;

            3. The insurance company incorporated under the Insurance Business Act; and

            4.    Other persons prescribed by the Presidential Decree.

      (2) Any person who has his business registered in accordance with paragraph (1) (hereinafter referred to as the "selling company") shall run the business falling under each of the following subparagraphs:

            1.    The business of selling indirect investment securities;

            2.    The business of repurchasing indirect investment securities;
                  and

            3.    Other businesses prescribed by the Presidential Decree.

      (3) Every selling company may, if it intends to sell indirect investment securities, sell such indirect investment securities at its principal office and branch offices.

      (4) Every selling company shall be deemed to have obtained a license for the securities business under Article 28 (1) of the Securities and Exchange Act in connection with the selling of indirect investment securities.

      (5) Any person who intends to have his business registered in accordance with paragraph (1) shall fulfill the requirements falling under each of the following subparagraphs:

            1. He is required not to have any officer falling under each subparagraph of Article 8 (1) from among his officers;

            2. He is required to have the working rules governing the selling act provided for in Article 57;

            3. He is required to have physical facilities, including data-processing equipment, which are prescribed by the Presidential Decree; and

            4. He is required to fulfill other requirements prescribed by the Presidential Decree.

      (6) Necessary matters concerning the registration referred to in paragraph (1) shall be prescribed by the Presidential Decree.

                      CHAPTER III. INDIRECT INVESTMENT FUND

SECTION 1 GENERAL RULES

ARTICLE 27 (KINDS OF INDIRECT INVESTMENT FUND)

      The indirect investment fund shall be categorized as follows according to the objects of the operation of the indirect investment property:

            1. Securities indirect investment fund; the indirect investment fund that is used to invest in investment securities in excess of the ratio prescribed by the Presidential Decree beyond 30/100 of indirect investment property;

            2. Derivative indirect investment fund; indirect investment fund that is used to invest in exchange traded derivatives or over-the-counter derivatives in excess of 10/100 of indirect investment property for the purpose of avoiding any risk under the conditions as prescribed by the Presidential Decree;

            3. Real estate indirect investment fund; indirect investment fund that is used to invest indirect investment property in real estate;

            4. Actual indirect investment fund; indirect investment fund that is used to invest indirect investment property in actual assets;

            5. Short-term financial indirect investment fund; indirect investment fund that is used to invest indirect investment property in short-term financial instruments;

            6. Re-indirect investment fund; indirect investment fund that is used to invest in indirect investment securities (including securities issued in accordance with foreign Acts and subordinate statutes, which are the same as indirect investment securities in their nature) issued by other indirect investment fund in excess of the ratio prescribed by the Presidential Decree beyond 40/100 of indirect investment property; and

            7. Other indirect investment funds prescribed by the Presidential Decree.

SECTION 2 COMPOSITION OF INDIRECT INVESTMENT FUND

SUB-SECTION 1 INVESTMENT TRUST

ARTICLE 28 (CONCLUSION OF TRUST CONTRACT, ETC.)

      (1) Any asset management company that intends to establish an investment trust shall enter into a trust contract with a trustee company. In this case, the trustee company shall not be an affiliate of the relevant asset management company.

      (2) The trust contract shall be concluded based on the terms and conditions of trust that contain the matters falling under each of the following subparagraphs: <Amended by Act No. 7221, Oct. 5, 2004>

            1. Firm names of the asset management company and the trustee company;

            2. Matters concerning the value of trust principal and the total number of beneficial securities;

            3. Matters concerning the operation and management of investment trust property;

            4.    Matters concerning the distribution of profits and repurchase;

            5. Matters concerning trust remunerations paid to the asset management company and the trustee company, etc., the ways of calculating commissions and the time and the ways of making their payments: Provided, That in the event that the asset management company entrusts the business of calculating the base price provided for in Article 96 (1), the truster shall indicate that the commissions shall come from the investment trust property;

            6.    Matters concerning the general meeting of beneficiaries;

            7.    Matters concerning the publication and reports; and

            8. Other matters prescribed by the Presidential Decree in order to protect beneficiaries.

ARTICLE 29 (MAKING AND REPORT OF TERMS AND CONDITIONS OF TRUST)

      (1) Every asset management company shall make the terms and conditions of trust by kinds of indirect investment fund provided for in
            Article 27 and report them in advance to the Financial Supervisory
            Commission: Provided, That in the event that the terms and conditions of trust are made according to the standard terms and conditions of trust provided for in Article 30 (1), every asset management company shall report them to the Asset Operation Association within 7 days from the date on which the relevant investment trust is first established.

      (2) Any asset management company shall, when it reports the terms and conditions of trust in accordance with paragraph (1), accompany documents containing the terms and conditions of trust, the operational program for investment trust property and the program for issuing beneficial securities.

      (3) In the event that the contents of the terms and conditions of trust that the relevant asset management company intends to make with respect to the investment trust it intends to establish are the same as the con- tents of other terms and conditions of trust that have been already re- ported to the Financial Supervisory Commission under paragraph (1), not- withstanding the provisions of the main sentence of paragraph (1), the asset management company shall report the details thereof to the Financial Supervisory Commission within 7 days from the date on which it establishes the investment trust.

ARTICLE 30 (STANDARD TERMS AND CONDITIONS OF TRUST)

      (1) The Asset Operation Association may make the standard terms and conditions of trust (hereinafter referred to as the "standard terms and conditions of trust") by kinds of the indirect investment fund provided for in Article 27.

      (2) The Asset Operation Association shall, when it intends to make the standard terms and conditions of trust in accordance with paragraph
            (1), report in advance its intention to the Financial Supervisory Commission. The same shall apply to a case where it intends to alter the standard terms and conditions of trust.

      (3) The Financial Supervisory Commission shall, upon receiving the report on the standard terms and conditions of trust under paragraph
            (2), notify the Fair Trade Commission of the relevant standard terms and conditions of trust.

      (4) Matters needed to be entered in the standard terms and conditions of trust and other necessary matters concerning the making and altering of the standard terms and conditions of trust, etc. shall be prescribed by the Presidential Decree.

ARTICLE 31 (ALTERATION OF TERMS AND CONDITIONS OF TRUST)

      (1) Any asset management company shall, when it intends to alter the terms and conditions of trust, work not to affect the interests of beneficiaries and report in advance its intention to the Financial Supervisory Commission except as otherwise prescribed by the Presidential Decree: Provided, That the asset management company shall, if contents of the terms and conditions of trust it intends to change are in conformity with those of the standard terms and conditions of trust, report such alteration to the Asset Operation Association, within 7 days from the date on which it makes such alteration. <Amended by Act No. 7221, Oct. 5, 2004>

      (2) The alteration of the matters falling under any of the following sub- paragraphs from among the contents of the terms and conditions of trust shall go through a resolution thereof of the general meeting of beneficiaries:

            1. The raise of trust remunerations paid to the asset management company and the trustee company, etc. and other commissions;

            2.    Alteration of the trustee company;

            3.    The alteration of the term of the trust; and

            4. Other important matters that are prescribed by the Presidential Decree as being related to the interests of beneficiaries.

      (3) Every asset management company shall, when it alters the terms and conditions of trust, immediately publish such alteration according to the way falling under each of the following subparagraphs:
            Provided, That if such alteration does not affect the interests of beneficiaries or falls under the grounds prescribed by the Presidential Decree, the alteration may be published in a different way as prescribed by the terms and conditions of trust:

            1. Matters needed to go through a resolution of the general meeting of beneficiaries; the way by which a notice is served to each of beneficiaries. In this case, the provisions of
                  Article 70 (5) shall apply mutatis mutandis to such way; and

            2. Matters other than the matter of subparagraph 1; the way by which the alteration is published not less than once in not less than one nationally circulated newspapers (nationally circulated newspapers mean daily newspapers that are registered as newspapers with a nationwide circulation under
                  Article 7 (1) 8 of the Registration, etc. of Periodicals Act and fall under subparagraph 2 or 3 of Article 2 of the same Act; hereinafter the same shall apply) and by means of computer communications as prescribed by the terms and conditions of trust.

      (4) Any asset management company shall, if it alters the terms and conditions of trust in accordance with the main sentence of paragraph (1), promptly enter into a trust contract with the trustee company in accordance with the altered terms and conditions of trust after reporting such alteration to the Financial Supervisory Commission and any asset management company shall, if it alters the terms and conditions of trust in accordance with the proviso of paragraph (1), enter into a trust contract with the trustee company in accordance with the altered terms and conditions of trust prior to reporting such alteration to the Asset Operation Association.

ARTICLE 32 (ORDER GIVEN TO CHANGE TERMS AND CONDITIONS OF TRUST, ETC.)

      In the event that the contents of the terms and conditions of trust or the contents of the standard terms and conditions of trust that are re- ported by the relevant asset management company or the Asset Operation Association to the Financial Supervisory Commission in accordance with Articles 29 through 31 are found to be in violation of the Acts and subordinate statutes or are feared to undermine the interests of beneficiaries, the Financial Supervisory Commission may order the contents of the terms and conditions of trust or the contents of the standard terms and conditions of trust changed or supplemented.

ARTICLE 33 (RESTRICTIONS ON SALES AND ADVERTISEMENTS)

      Every asset management company shall be prohibited from selling the beneficial securities of the relevant investment trust or advertising their sales before the company makes a report thereon in accordance with the main sentence of Article 29 (1): Provided, That the same shall not apply to the case that is prescribed by the Presidential Decree as being not feared to undermine the interests of beneficiaries.

ARTICLE 34 (PAYMENT OF TRUST MONEY, ETC.)

      Every asset management company shall, if it establishes the investment trust in accordance with Article 28 (1) (including a case where the relevant investment trust is additionally established), pay the total amount of trust principal prescribed in the trust contract in cash or check to the trustee company: Provided, That in the event that the objective appraisal of value is possible and the interests of beneficiaries are not feared to be under- mined, every asset management company may pay the total amount of trust principal in securities, real estate or actual assets under the conditions as prescribed by the Presidential Decree. <Amended by Act No. 7221, Oct. 5, 2004>

ARTICLE 35 (PROHIBITION ON REPURCHASE OF INVESTMENT TRUST)

      (1) Every asset management company may establish the investment trust that fixes its trust contract term and makes it impossible to file a claim for its repurchase (hereinafter referred to as the "repurchase-prohibited investment trust"), notwithstanding the provisions of Article 62 (1).

      (2) Every asset management company that has established the repurchase-prohibited investment trust may additionally establish the repurchase-prohibited investment trust only if such additional establishment of the repurchase-prohibited investment trust is not feared to undermine the interests of existing beneficiaries at the time prescribed by the Presidential Decree.

      (3) Every asset management company shall, if it establishes the repurchase-prohibited investment trust, but fails to prescribe otherwise ways to guarantee the cashability, etc. of beneficiaries in the terms and conditions of trust, list the beneficial securities of the relevant repurchase-prohibited investment trust on the securities market or have them registered with the KOSDAQ within 90 days from the date on which such beneficial securities are first issued.

      (4) In the event that any asset management company issues the beneficial securities of the repurchase-prohibited investment trust, the provisions of Article 96 shall not apply thereto: Provided, That the same shall not apply to the repurchase-prohibited investment trust that can be additionally trusted in accordance with paragraph (2).

SUB-SECTION 2 INVESTMENT COMPANY

ARTICLE 36 (LEGAL STATUS OF INVESTMENT COMPANY, ETC.)

      (1) Deleted. <by Act No. 7221, Oct. 5, 2004>

      (2) Every investment company shall be subject to the application of the Commercial Act except as otherwise prescribed by this Act.

      (3) Every investment company shall be prohibited from opening its branch office other than its principal office and hiring any employee or having any standing officer on its payroll.

ARTICLE 37 (INCORPORATION OF INVESTMENT COMPANY)

      (1) Every investment company shall be incorporated by not less than one incorporator and any person falling under any subparagraph of Article 8
      (1) shall be disqualified from becoming an incorporator.

      (2) Incorporators shall make the articles of incorporation containing the matters falling under each of the following subparagraphs and then subscribe their names and affix their seals or sign their names thereon:

            1.    Objectives;

            2.    Firm name;

            3.    The total number of stock permitted to be issued;

            4. The total number of stock and the issue price of each stock at the time of incorporation;

            5. The minimum amount of net assets (referring to the amount obtained by deducting liabilities from assets) that the relevant investment company is required to maintain (hereinafter referred to as the "minimum amount of net assets");

            6.    The location of company;

            7.    Ways of publication;

            8.    Matters concerning the distribution of profits, etc.; and

            9. Other matters prescribed by the Presidential Decree for the protection of stockholders.

      (3) The capital of every investment company shall be the total amount of the stock issued at the time of its incorporation.

      (4) The total number of the stock issued by every investment company at the time of its incorporation may be prescribed by setting the maximum number and the minimum number thereof.

      (5) The minimum amount of net assets of every investment company shall be the amount or higher that is prescribed by the Presidential Decree within the scope of not exceeding 1 billion won.

ARTICLE 38 (SUBSCRIPTION OF STOCK AND PAYMENTS BY INCORPORATORS)

      (1) The incorporators of every investment company shall subscribe the total number of the stock issued at the time of its incorporation.

      (2) The incorporators who subscribe the stock under paragraph (1) shall pay without delay the amount of subscribed stock in cash or check:
      Provided, That in the event that the objective appraisal of value is possible and it is not feared to undermine the interests of stockholders, the incorporators may pay the amount of subscribed stock in securities, real estate or actual assets under the conditions as prescribed by the Presidential Decree. <Amended by Act No. 7221, Oct. 5, 2004>

ARTICLE 39 (SELECTIONS AND APPOINTMENTS OF DIRECTORS AND INVESTIGATION REPORT)

      (1) The incorporators shall, when they complete their respective payments provided for in Article 38, select and appoint without delay directors with the consent of a majority of the voting rights. In this case, the voting rights of the incorporators shall be one voting right per one stock subscribed.

      (2) The directors who are selected and appointed under paragraph (1) shall check any violation of the Acts and subordinate statutes and the articles of incorporation in connection with the incorporation of their investment company and report the findings of their check to the board of directors.

      (3) The directors shall, when they find any violation of the Acts and subordinate statutes and the articles of incorporation as a result of the check conducted under paragraph (2), report their findings to the incorporators.

ARTICLE 40 (INCORPORATION REGISTRATION)

      (1) Every investment company shall register its incorporation within 2 weeks from the date on which the report provided for in Article 39 (2) is made.

      (2) The matters falling under each of the following subparagraphs shall be entered in the incorporation registration referred to in paragraph (1):

            1. Matters provided for in Article 37 (2) 1 through 3 and 5 through 7;

            2. If the relevant investment company prescribes the period of its existence or the grounds of its dissolution in the articles of incorporation, the contents thereof; and

            3. The names and resident registration numbers of directors (the firm name and business operator registration number in the case of a corporation).

      (3) The incorporators of any investment company shall, when they intend to have their company registered in accordance with paragraph (1), append documents prescribed by the Presidential Decree to their application for registration.

ARTICLE 41 (REGISTRATION, ETC.)

      (1) Every investment company shall, when it intends to run the business provided for in Article 43 (1), register the matters falling under each of the following subparagraphs by kinds of the indirect investment fund provided for in Article 27 with the Financial Supervisory Commission:

            1.    Matters provided for in Article 37 (2);

            2.    Matters provided for in Article 40 (2) 2 and 3;

            3. Names and principal offices of the asset custody company and the general administration management company; and

            4.    Other matters prescribed by the Presidential Decree.

      (2) In the event that any investment company that files an application for its registration referred to in paragraph (1) meets the requirements falling under each of the following subparagraphs, the Financial Supervisory Commission shall enter the relevant investment company in the investment company registration book. In this case, the Financial Supervisory Commission shall notify without delay in writing the relevant investment company of the fact of its registration:

            1. It is required to be incorporated legally in accordance with this Act;

            2. Its capital is required to be not less than 100 million won in excess of the amount prescribed by the Presidential Decree at the time that it files an application for its registration;

            3.    Directors are required not to fall under each subparagraph of
                  Article 8 (1);

            4. Any asset management company, any asset custody company, any selling company or any general administration management company with each of which the relevant investment company has entered into a business entrustment contract is required to be in conformity with the provisions of Articles 5 and 24 through 26, and not in the period of business suspension;

            5. The contents of registration application documents are required not to be in violation of this Act or any order issued under this Act; and

            6. The entries of registration application documents are required not to be false or the entries of important facts in such documents are required not to be omitted.

      (3) In the event that any investment company that has filed an application for its registration in accordance with paragraph (1) is found to be in violation of the Acts and subordinate statutes or to be feared to under-mine the interests of its stockholders, the Financial Supervisory Commission may order such investment company to alter or supplement the con- tents of the application.

      (4) Unless any investment company that files an application for its registration has violated the Acts and subordinate statutes or explicitly undermined the interests of its stockholders, the Financial Supervisory Commission shall not reject the application for the registration from such investment company.

      (5) Every investment company (including every selling company) shall be prohibited from selling its stock or advertising for selling its stock before it is registered under paragraph (1): Provided, That the same shall not apply to the case that is prescribed by the Presidential Decree as being not feared to undermine the interests of stockholders.

      (6) The Financial Supervisory Commission shall make and keep the investment company registration book referred to in paragraph (2) in a way that it is made accessible to the general public for perusal.

      (7) Necessary matters concerning the entries of the investment company registration book, the public perusal thereof and the registrations of investment company shall be prescribed by the Presidential Decree.

ARTICLE 42 (ALTERATION REGISTRATION)

      (1) Any investment company shall, when any change takes place in the matters that have been registered in accordance with Article 41 (1), have the contents of such change registered with the Financial Supervisory Commission within 2 weeks from the date on which such change takes place except the case that is prescribed by the Presidential Decree as being not affecting the interests of stockholders.

      (2) In the event that any investment company alters the articles of incorporation according to a resolution of the general meeting of stockholders under Article 44 (1), unless such change in the articles of incorporation violates the Acts and subordinate statutes and explicitly undermines the interests of stockholders, the Financial Supervisory Commission shall not reject the alteration registration referred to in paragraph (1).

      (3) The provisions of Article 41 (2) and (3) shall apply mutatis mutandis to the alteration registration referred to in paragraph (1).

ARTICLE 43 (BUSINESS, ETC. OF INVESTMENT COMPANY)

      (1) Every investment company shall be prohibited from running other business than the business of operating its property as assets and distributing profits accruing therefrom to stockholders in accordance with the provisions of the Section 6 of the Chapter III.

      (2) The business of operating the investment company property of every investment company shall be solely performed by the relevant asset management company that is selected and appointed as a corporate director in accordance with Article 77.

      (3) Every investment company shall entrust the business referred to in each subparagraph of Article 25 (2) to any general administration management company.

      (4) Any general administration management company that is entrusted with the business in accordance with paragraph (3) shall be prohibited from using information on the investment company property of any investment company for the purpose of operating its own property.

      (5) The provisions of Article 19 shall apply mutatis mutandis to the general administration management company.

ARTICLE 44 (ALTERATION OF ARTICLES OF INCORPORATION)

      (1) The alteration of the matters falling under each of the following subparagraphs from among the contents of the articles of incorporation shall be made based on the resolution of the general meeting of stockholders:

            1. The raise of remunerations and commissions paid to any asset management company and any asset custody company, etc.;

            2.    The change of any asset custody company;

            3. The alteration of the period of existence of any investment company; and

            4. Other important matters that are prescribed by the Presidential Decree as being related to the interests of stockholders.

      (2) The matters other than the matters that are required to be altered in accordance with a resolution of the general meeting of stockholders from among the contents of the articles of incorporation may be altered in accordance with a resolution of the board of directors.

      (3) The provisions of Article 31 (3) shall apply mutatis mutandis to the alteration of the articles of incorporation of every investment company. In this case, the "asset management company" shall be deemed the "investment company", the "beneficiaries" shall be deemed the "stockholders" and the "general meeting of beneficiaries" shall be deemed the "general meeting of stockholders", respectively.

ARTICLE 45 (REPURCHASE-PROHIBITED INVESTMENT COMPANY)

      (1) Notwithstanding the provisions of Article 62 (1), the incorporators of any investment company may only incorporate an investment company that sets the period of its existence and does not permit any claim filed for repurchase (hereinafter referred to as the "repurchase-prohibited investment company").

      (2) Any repurchase-prohibited investment company may issue new stock only in the case that is prescribed by the Presidential Decree as being not feared to undermine the interests of existing stockholders except the case where it first offers its stock for subscription after its incorporation.

      (3) Any repurchase-prohibited investment company shall, when it fails to prescribe otherwise ways to guarantee the cashability of stockholders, etc. in the articles of incorporation, list its stock on the securities market or have them registered on the KOSDAQ within 90 days from the date on which it first issues its stock.

      (4) The provisions of Article 96 shall not apply to the stock of every repurchase-prohibited investment company: Provided, That the same shall not apply to any repurchase-prohibited investment company that issues new stock in accordance with paragraph (2).

ARTICLE 46 (PROHIBITION ON USE OF SIMILAR NAME, ETC.)

      (1) Every investment company shall use the letters of "investment company" in its firm name.

      (2) Any person who is not the investment company under this Act shall be prohibited from using the name of "investment company" or any name similar thereto: Provided, That the same shall not apply to the case of the indirect investment provided for in the proviso of subparagraph 1 of
      Article 2.

SECTION 3 ISSUANCE OF INDIRECT INVESTMENT SECURITIES

SUB-SECTION 1 BENEFICIAL SECURITIES OF INVESTMENT TRUST

ARTICLE 47 (BENEFICIAL RIGHTS)

      (1) The beneficial rights of investment trust shall be indicated as beneficial securities after being equally divided.

      (2) Beneficiaries shall hold equal rights according to the number of shares of beneficial securities with respect to the redemption of trust principal and the distribution of profits. <Amended by Act No. 7221, Oct. 5, 2004>

ARTICLE 48 (BENEFICIAL SECURITIES)

      (1) Beneficial securities shall be issued both in the form of non-par value and in the form of registration.

      (2) Every asset management company shall, when the total amount of issue price is paid, issue beneficial securities in a manner prescribed by the Presidential Decree after receiving the confirmation thereof from the trustee company.

      (3) The matters falling under each of the following subparagraphs shall be entered in beneficial securities and the representative directors of the asset management company and the trustee company shall subscribe their names and affix their seals on each of the beneficial securities: <Amended by Act No. 7221, Oct. 5, 2004>

            1. The firm names of the asset management company and the trustee company;

            2.    Names or titles of beneficiaries;

            3. The value of the trust principal and the total number of shares of beneficial securities at the time that the trust contract is concluded;

            4.    The date on which beneficial securities are issued; and

            5.    Other matters prescribed by the Presidential Decree.

      (4) When beneficial securities are so decomposed that they are no longer suitable for distribution, the relevant beneficiary may file a claim for the re-issuance of new beneficial securities from the asset management company.

ARTICLE 49 (BENEFICIARIES' ROSTER)

      (1) Every asset management company shall entrust the Korea Securities Depository (hereinafter referred to as the "Korea Securities Depository") established pursuant to Article 173 of the Securities and Exchange Act with the work of making the beneficiaries~ roster. <Amended by Act No. 7221, Oct. 5, 2004>

      (2) The Korea Securities Depository shall make and keep the beneficiaries' roster and the matters falling under each of the following subparagraphs shall be entered in the beneficiaries' roster: <Amended by Act No. 7221, Oct. 5, 2004>

            1.    Domiciles and names of beneficiaries;

            2. The number of shares of beneficial securities held by beneficiaries; and

            3.    The numbers of beneficial securities, if issued.

      (3) The Korea Securities Depository shall be prohibited from providing any other person with information pertaining to the matters referred to in each subparagraph of paragraph (2) except the case prescribed by the Presidential Decree.

      (4) The provisions of Articles 353 and 354 of the Commercial Act shall apply mutatis mutandis to the beneficiaries' roster. In this case, the "stockholders" shall be deemed the "beneficiaries", the "company" shall be deemed the "asset management company" and the "articles of incorporation" shall be deemed the "terms and conditions of trust", respectively.

ARTICLE 50 (TRANSFER OF BENEFICIAL SECURITIES, ETC.)

      The provisions of Articles 336 through 340 and 358-2 through 360 of the Commercial Act shall apply mutatis mutandis to beneficial rights and beneficial securities. In this case, the "stock" and "registered stock" shall be deemed the "beneficial rights", the "stock certificates" shall be deemed the "beneficial securities", the "stockholders' roster" shall be deemed the "beneficiaries' roster", the "company" shall be deemed the "asset management company and trustee company", the "stockholders" shall be deemed the "beneficiaries" and the "articles of incorporation" shall be deemed the "terms and conditions of trust", respectively.

SUB-SECTION 2  STOCKS OF INVESTMENT COMPANY

ARTICLE 51 (ISSUANCE OF STOCKS)

      (1) The stock of every investment company shall be issued both in the form of non-par value and in the form of registration.

      (2) Every investment company shall issue without delay stock certificates in the way prescribed by the

      Presidential Decree on the date that it is incorporated or the price for newly issued stock is paid.

ARTICLE 52 (PROCEDURES FOR ISSUING NEW STOCKS)

      (1) In the event that any investment company issues new stock after its incorporation, the board of directors shall decide the matters falling under each of the following subparagraphs: Provided, That the same shall not apply to a case where the articles of incorporation prescribes otherwise:

            1.    The number of new stock; and

            2. The issue value of new stock and the date of the payment of the price therefor.

      (2) In the event that any investment company (hereinafter referred to as the "open type investment company"), which is permitted to purchase the stock of stockholders, issues new stock after its incorporation, the board of directors thereof shall decide the matters falling under each of the following subparagraphs:

            1.    The term during which the new stock is issued;

            2. The ceiling of new stock that is issued within the term referred to in subparagraph 1; and

            3. The daily issue price during the term referred to in subparagraph 1 and ways to set the date on which the subscription money is paid.

      (3) Any investment company that issues new stock according to a decision made by the board of directors under paragraph (2) shall put up the daily issue price decided according to the ways referred to in paragraph (2) 3 on the bulletin board in front of the business place of the relevant selling company and also publish the daily issue price by means of computer communications, etc. under the conditions as prescribed by the Presidential Decree.

      (4) The provisions of the Chapter III of the Securities and Exchange Act shall not apply to new stock issued by any investment company in accordance with a decision made by the board of directors.

ARTICLE 53 (TERMS FOR ISSUING NEW STOCK)

      (1) In the event that any investment company issues new stock after its incorporation, the issue price of new stock that is issued on the same issue day and terms for issuing new stock shall be equally prescribed.

      (2) The issue price of new stock referred to in paragraph (1) shall be calculated based on the amount of net assets held by the relevant investment company and according to the ways prescribed by the Presidential Decree.

      (3) The provisions of Article 38 (2) shall apply mutatis mutandis to the subscribers of the newly issued stock.

ARTICLE 54 (TIME FOR NEW STOCK TO TAKE EFFECT)

      In the event that any investment company issues new stock after its incorporation, the subscribers of the newly issued stock shall assume the rights and obligations as stockholders at the time that they pay their subscription money.

SECTION 4 SALES AND REPURCHASE OF INDIRECT INVESTMENT SECURITIES

SUB-SECTION 1 SALES

ARTICLE 55 (CONCLUSION OF ENTRUSTMENT SALE CONTRACT)

      Every asset management company of investment trust or every investment company shall, when it intends to sell indirect investment securities, enter into an entrustment sale contract with any selling company.

ARTICLE 56 (INVESTMENT PROSPECTUS)

      (1) Every asset management company of investment trust or every investment company (referring to incorporators when such investment company is in the process of its incorporation; hereafter the same in this Article shall apply) shall, if it issues indirect investment securities, make the investment prospectus and provide every selling company with the investment prospectus after obtaining the confirmation of the conformity of contents of the investment prospectus with the Acts and subordinate statutes, contents of the terms and conditions of trust and the articles of incorporation of the investment company from the relevant trustee company or the relevant asset management company. The same shall apply to a case where contents of the investment prospectus are altered in response to a change in the terms and conditions of trust and the articles of incorporation of the investment company, etc. (excluding the case prescribed by the Presidential Decree).

      (2) Every selling company shall offer the investment prospectus to each of investors and explain the investors about the major points of the investment prospectus when it solicits them to acquire the indirect investment securities.

      (3) Every asset management company of investment trust or every investment company shall, when it makes the investment prospectus in accordance with paragraph (1) or alters its contents, submit the investment prospectus or the altered investment prospectus to the Financial Supervisory Commission before it offers the investment prospectus to every selling company:
      Provided, That, in the case of the investment trust established according to the standard terms and conditions of trust, such investment prospectus or such altered investment prospectus shall be submitted to the Asset Operation Association.

      (4) Every asset management company of investment trust or every investment company shall enter the matters falling under each of the following subparagraphs in the investment prospectus:

            1. Ideas and ways of operating the relevant indirect investment fund;

            2. Matters concerning investment risk, including the fact that the investment principal is not guaranteed, etc.;

            3. Matters concerning professional manpower in charge of the operation of the relevant indirect investment fund;

            4.    The operational records of the past, if they exist; and


            5. Other matters prescribed by the Presidential Decree for the protection of investors.

      (5) Necessary matters concerning ways to offer the investment prospectus and the defrayment of expenses, etc. shall be prescribed by the Presidential Decree.

ARTICLE 57 (WORKING RULES GOVERNING SELLING ACT, ETC.)

      (1) Every selling company and its officers and employees in charge of performing the selling business shall be prohibited from performing the act falling under any of the following subparagraphs: <Amended by Act No. 7221, Oct. 5, 2004>

            1. The act of guaranteeing profits and investment principal, etc. through solicitation;

            2. The act of receiving the price for selling from investors (excluding commissions directly involved in selling);

            3. The act of using information obtained in connection with the selling business for the self-interest or the interests of any third party;

            4. The act of making false indications or making indications that may cause a misunderstanding of important matters; and

            5. Other acts that are prescribed by the Presidential Decree as being feared to undermine the interests of investors.

      (2) Every selling company shall make specific working rules governing the selling act, including contents prohibiting the act referred to in each subparagraph of paragraph (1) (hereinafter referred to as the "working rules governing the selling act") that officers and employees of every selling company are required to observe and make a report thereon to the Financial Supervisory Commission. The same shall apply to a case where the working rules governing the selling act are changed. <Amended by Act No. 7221, Oct. 5, 2004>

      (3) Every selling company shall be prohibited from using information pertaining to the indirect investment property of indirect investment securities that are sold by it for selling its own property or other indirect investment securities that it sells.

      (4) Every asset management company shall be prohibited from using in-formation pertaining to indirect investors, which it acquires by selling in- direct investment securities through any selling company under Article 55 for the purpose of selling indirect investment securities provided for in Article 4 (3).

      (5) The officers and employees in charge of the selling business of every selling company shall undergo the training program in the selling business under the conditions as prescribed by the Presidential Decree.

      (6) The Asset Operation Association may make the standard working rules governing the selling act that may be commonly used by all selling companies in relation with the working rules governing the selling act referred to in paragraph (1).

ARTICLE 58 (RESTRICTIONS ON SELLING)

      (1) In the event that any accounting audit and inspection official provided for in Article 100 (1) puts forward his audit and inspection opinion that a serious mistake is found in the accounting of the indirect investment property of any selling company and such serious mistake falls under the grounds prescribed by the Presidential Decree, such selling company shall be prohibited from selling the relevant indirect investment securities.

      (2) The relevant selling company may, when the grounds referred to in paragraph (1) are removed, resume its selling of the relevant indirect investment securities under the conditions as prescribed by the Presidential Decree.

ARTICLE 59 (SELLING ADVERTISEMENT)

      (1) In the event that any asset management company, any investment company or any selling company advertises in relation with the indirect investment, such advertisement shall contain the matters falling under each of the following subparagraphs:

            1. The matters concerning the advice to prospective investors that they read the investment prospectus before they acquire indirect investment securities;

            2. The fact that the indirect investment fund may incur a loss to the investment principal depending on the results of its operation and such loss may revert to investors; and

            3. In the event that the advertisement includes the operational records of the indirect investment fund, contents that the relevant operational records do not guarantee the future earning rate.

      (2) The matters that any asset management company, any investment company, or any selling company may contain in the advertisement used to solicit the acquisition of indirect investment securities shall be as follows:

            1.    The name of indirect investment fund;

            2.    Matters concerning the kinds of indirect investment fund;

            3. Matters concerning the investment objectives of indirect investment fund and the operational strategy of indirect investment fund;

            4. Matters concerning the name of any asset management company, any trustee company, any asset custody company, any selling company or any general administration management company involved;

            5. Matters concerning remunerations and commissions paid to any asset management company, any trustee company, any asset custody company, any selling company or any general administration management company involved; and

            6.    Other matters prescribed by the Presidential Decree.

      (3) In the event that indications, important indications and advertisement matters provided for in Article 4 (1) of the Act on Fair Indication and Advertisement are contained in the advertisement referred to in paragraphs
      (1) and (2), they shall be governed by the relevant Act.

      (4) Necessary matters concerning ways and procedures, etc. for the advertisement referred to in paragraphs (1) and (2) shall be prescribed by the Presidential Decree.

ARTICLE 60 (SELLING PRICES AND COMMISSIONS, ETC.)

      (1) In the event that any selling company sells indirect investment securities to investors, the selling price thereof shall be the standard price (referring to the price that is calculated according to the provisions of Article 96 (1); hereinafter the same shall apply) that is first calculated after investors pay fund, etc. for the acquisition of such indirect investment securities: Provided, That the same shall not apply to the case that the Presidential Decree prescribes as being not feared to undermine the interests of indirect investors.

      (2) Remunerations and commissions paid to any selling company for its sales of indirect investment securities shall be borne by indirect investors who acquire indirect investment securities or the indirect investment fund under the conditions as prescribed by the Presidential
      Decree: Provided, That the same shall not apply to a case where any selling company runs the business of selling indirect investment securities in accordance with Article 4 (3).

ARTICLE 61 (LIABILITY OF SELLING COMPANY)

      The provisions of Article 19 shall apply mutatis mutandis to the liability of every selling company.

SUB-SECTION 2 REPURCHASE

ARTICLE 62 (CLAIM FOR REPURCHASE)

      (1) Indirect investors may file claims for the repurchase of indirect investment securities at any time.

      (2) In the event that any indirect investor intends to file a claim for the repurchase of indirect investment securities, he shall file such claim with the selling company that has sold the relevant indirect investment securities: Provided, That in the event that the selling company is unable to meet the claim on the grounds of its dissolution, the revocation of its license or the suspension of its business and other grounds prescribed by the Presidential Decree (hereafter in this Article referred to as the "dissolution, etc."), the indirect investor may file a claim directly with the relevant asset management company under the conditions as prescribed by the Ordinance of the Ministry of Finance and Economy.

      (3) The selling company of investment trust that receives any claim for the repurchase filed in accordance with the main sentence of paragraph (2) shall ask the relevant asset management company to comply without delay with the claim and the relevant selling company of the investment company that receives such claim shall ask the relevant investment company to comply without delay with the claim, respectively.

      (4) In the event that any asset management company that receives a claim for the repurchase filed in accordance with the proviso of paragraph (2) is unable to meet the claim on the grounds of its dissolution, etc., the relevant indirect investor may file a claim for the repurchase with the relevant trustee company of investment trust or the relevant asset custody company of the investment company.

      (5) The asset management company of investment trust and the trustee company that each receive a claim for the repurchase or are each asked to comply with a claim for the repurchase under the proviso of paragraph (2) and paragraphs (3) and (4) shall comply without delay with the claim for the repurchase, and the relevant asset management company of the investment company and the relevant asset custody company shall ask the relevant investment company to comply without delay with the claim for the repurchase.

ARTICLE 63 (WAYS OF REPURCHASE)

      (1) The asset management company of investment trust (including any trustee company) or any investment company that repurchases indirect investment securities in accordance with Article 62 shall pay the price for the repurchase of indirect investment securities only in cash held as indirect investment property or in other cash raised by selling indirect investment property within the scope of the indirect investment property on the date prescribed in the terms and conditions of trust or the articles of incorporation of the investment company within 15 days from the date on which the claim for the repurchase is received except the case prescribed by the Presidential Decree: Provided, That in the event that a consent is obtained from all indirect investors of the relevant indirect investment fund, the price for the repurchase may be paid with the indirect investment property held by the relevant indirect investment fund.

      (2) In making the repurchase in accordance with Article 62, any selling company, any asset management company, any trustee company or any as set custody company that each receives a claim for the repurchase shall be prohibited from purchasing the indirect investment securities or brokering the repurchase of such indirect investment securities: Provided, That same shall not apply to the case that is prescribed by the Presidential Decree as being necessary to smoothly repurchase the indirect investment securities and as being not feared to undermine the interests of indirect investors.

ARTICLE 64 (REPURCHASE PRICES AND COMMISSIONS)

      (1) The repurchase of indirect investment securities shall be made based on the base price that is calculated after the date on which a claim is filed for the repurchase: Provided, That the same shall not apply to the case that is prescribed by the Presidential Decree as being not feared to undermine the interests of indirect investors and the operation of the indirect investment property.

      (2) Repurchase commissions that are imposed when indirect investment securities are repurchased shall be borne by relevant indirect investors who file claims for the repurchase of indirect investment securities under the conditions as prescribed by the Presidential Decree and the repurchase commissions borne by relevant indirect investors shall revert to the indirect investment property.

      (3) Necessary matters concerning the base price and the repurchase prices, etc. that is decided after a claim is filed for the repurchase under paragraph (1) shall be prescribed by the Presidential Decree.

ARTICLE 65 (DEFERMENT OF REPURCHASE)

      (1) In the event that the asset management company of investment trust (including any trustee company; hereafter the same in this Article shall apply) that is required to comply with any claim for the repurchase under
      Article 62 (5) or any investment company that receives any claim for the repurchase can not repurchase the indirect investment securities on the date set in the terms and conditions of trust or the articles of incorporation of the investment company on the grounds of the investment company's impossibility to sell the investment securities and on the other grounds prescribed by the Presidential Decree, the relevant asset management company of investment trust or the relevant investment company may defer the repurchase. In this case, the relevant asset management company or the relevant investment company shall get the general meeting of beneficiaries provided for in the main sentence of Article 71 (2) and the general meeting of stockholders provided for in the proviso of Article 75 (2) to vote on the matters concerning the repurchase of the indirect investment securities within 6 weeks from the date on which the repurchase is deferred under the conditions as prescribed by the Presidential Decree.

      (2) The relevant indirect investment securities shall be prohibited from being issued or sold during the repurchase deferment period referred to in paragraph (1).

      (3) Every asset management company of investment trust or every investment company may, if it fails to get the general meeting of beneficiaries or the general meeting of stockholders referred to in paragraph (1) to prescribe the matters concerning the repurchase of the indirect investment securities or it finds it impossible to implement the matters concerning the repurchase thereof, continue the deferment of the repurchase.

      (4) In the event that the general meeting of beneficiaries or the general meeting of stockholders referred to in paragraph (1) votes on the matters concerning the repurchase or the repurchase is continually deferred under paragraph (3), every asset management company of investment trust or every investment company shall promptly notify indirect investors of the matters prescribed according to the classification falling under each of the following subparagraphs:

            1. In the event that the general meeting of beneficiaries or the general meeting of stockholders votes on the matters concerning the repurchase:

                  (a)   The voted matters concerning the repurchase; and

                  (b)   Other matters prescribed by the Presidential Decree; and

            2.    In the event that the deferment of the repurchase continues:

                  (a)   The grounds of deferring the repurchase;

                  (b)   The deferred term of the repurchase;

                  (c) Ways to pay the repurchase money if the repurchase resumes; and

                  (d)   Other matters prescribed by the Presidential Decree.

      (5) Every asset management company of investment trust or every investment company shall, when the grounds of deferring the repurchase referred to in paragraphs (1) and (3) are terminated, in whole or in part, notify indirect investors whose repurchase is deferred of the resumption of the repurchase and pay them the repurchase money under the conditions as prescribed by the Presidential Decree.

      (6) The notification referred to in paragraphs (4) and (5) shall be made in writing or by means of computer communications. (7) Every asset management company of investment trust may entrust the Korea Securities Depository with the business of making the notification referred to in paragraphs (4) and (5).

ARTICLE 66 (PARTIAL REPURCHASE)

      (1) Every asset management company of investment trust or every investment company may, if part of the indirect investment property falls under the grounds of deferring the repurchase term in accordance with Article 65, defer the repurchase of such part of the indirect investment property and comply with any claim for the repurchase of the remainder of the indirect investment property according to the shares of the indirect investment securities, which are held by indirect investors.

      (2) The indirect investment property, the repurchase of which is deferred under paragraph (1), may be used to set up or establish a separate indirect investment fund only with the indirect investment property. In this case, the provisions of Articles 88, 96 (2), 100, 121 and 123 shall not apply thereto.

      (3) Necessary matters concerning the ways of paying the repurchase money and the setup and establishment of the separate indirect investment fund, etc. referred to in paragraph (2) shall be prescribed by the Presidential Decree.

ARTICLE 67 (RESTRICTIONS ON REPURCHASE)

      Every asset management company of investment trust or every investment company may refuse to comply with any claim for the repurchase that is filed in accordance with Article 62 in the case falling under each of the following subparagraphs:

            1. Where a certain day is set for prescribing persons to exercise their rights as beneficiaries, stockholders or pledgees in accordance with the provisions of Article 354 (1) (including a case where the provisions are applied mutatis mutandis in
                  Article 49 (4)) of the Commercial Act, who are entered in the "beneficiaries' roster or the stockholders" roster and are deemed entitled to exercise their rights as the beneficiaries, stockholders or pledgees, and a claim is filed for the repurchase between the certain day and the day on which they exercise their rights. In this case, 3 months~shall be made 2 months~in the application of the provisions of Article 354 (3) of the Commercial Act;

            2.    Where the investment company is dissolved;

            3. Where the amount of net assets of the investment company falls short of the minimum amount of net assets prescribed in the articles of incorporation; and

            4. Where the repurchase is restricted by the Acts and subordinate statutes or on orders given by the Acts and subordinate statutes.

ARTICLE 68 (RETIREMENT OF REPURCHASED SECURITIES)

      Every asset management company of investment trust or every investment company shall, when it repurchases indirect investment securities in accordance with the provisions of this Section, retire such indirect investment securities.

SECTION 5 INSTITUTIONS OF INDIRECT INVESTMENT FUND

SUB-SECTION 1 GENERAL MEETING OF BENEFICIARIES OF INVESTMENT TRUST

ARTICLE 69 (COMPOSITION AND AUTHORITY OF GENERAL MEETING OF BENEFICIARIES)

      (1) The investment trust shall have the general meeting of beneficiaries that is composed of entire beneficiaries.

      (2) The general meeting of beneficiaries may vote on the matters prescribed by this Act, the Presidential Decree thereof or the terms and conditions of trust.

ARTICLE 70 (CONVOCATION OF GENERAL MEETING OF BENEFICIARIES)

      (1) The general meeting of beneficiaries shall be convened by the asset management company.

      (2) In the event that the trustee company or beneficiaries holding not less than 5/100 of the total share number of the issued beneficial securities ask the asset management company to convene the general meeting of beneficiaries in a written statement putting forward the reasons therefor and the objectives thereof, the asset management company shall convene the general meeting of beneficiaries within one month from the date on which such request is made. <Amended by Act No. 7221, Oct. 5, 2004>

      (3) In the event that the asset management company fails to go through procedures for convening the general meeting of beneficiaries within one month from the date on which the request therefor is made under paragraph
      (2) without any justifiable grounds, the trustee company or beneficiaries holding not less than 5/100 of the total share number of the issued beneficial securities may convene the general meeting of beneficiaries after obtaining approval thereof from the Financial Supervisory Commission. <Amended by Act No. 7221, Oct. 5, 2004>

      (4) The provisions of Article 363 (1) and (2) of the Commercial Act shall apply mutatis mutandis to the convocation notice of the general meeting of beneficiaries. In this case, the "stockholders" shall be deemed the "beneficiaries" and the "stockholders' roster" shall be deemed the "beneficiaries' roster", respectively.

      (5) The asset management company (including the trustee company or beneficiaries holding not less than 5/100 of the total share number of the issued beneficial securities that are each entitled to convene the general meeting of beneficiaries; hereafter the same shall apply in Articles 71
      (5) and 72) shall entrust the Korea Securities Depository with the business of making the convocation notification. <Amended by Act No. 7221, Oct. 5, 2004>

ARTICLE 71 (OPERATION OF GENERAL MEETING OF BENEFICIARIES)

      (1) The chairman of the general meeting of beneficiaries shall be elected from among beneficiaries at the general meeting of beneficiaries.

      (2) The general meeting of beneficiaries shall open with the attendance of the beneficiaries holding a majority of the total share number of the issued beneficial securities and resolve with the concurrent vote of not less than 2/3 of the voting rights of beneficiaries present and not less than 1/3 of the total share number of the issued beneficial securities:
      Provided, That the general meeting of beneficiaries may vote on the matters for resolution prescribed by the terms and conditions of trust with a majority of the voting rights of beneficiaries present and the number of not less than 1/4 of the total share number of the issued beneficial securities other than the matters for resolution of the general meeting of beneficiaries that are prescribed by this Act or the Presidential Decree thereof. <Amended by Act No. 7221, Oct. 5, 2004>

      (3) Every beneficiary may exercise his voting right in writing without attending the general meeting of beneficiaries.

      (4) The Korea Securities Depository shall notify the beneficiaries of the convocation of the general meeting of beneficiaries in accordance with
      Article 70 (5) or provide any beneficiary with a written voting-right form necessary for him to exercise his voting right in writing if he requests.

      (5) Any beneficiary who intends to exercise his voting right in writing shall file an application for his exercising the voting right in writing under paragraph (4) with the asset management company by the day before the date on which the general meeting of beneficiaries is held.

      (6) The number of the voting rights that are exercised in writing shall be included in the total number of the voting rights that are exercised by beneficiaries present at the general meeting of beneficiaries. (7) Matters concerning the exercise of voting rights in writing other than the matters referred to in paragraphs (3) through (6) shall be prescribed by the Presidential Decree.

ARTICLE 72 (DEFERMENT OF GENERAL MEETING OF BENEFICIARIES)

      (1) The asset management company may defer the general meeting of beneficiaries in the event that the total share number of the beneficial securities of beneficiaries present falls short of a majority of the total share number of the issued beneficial securities until one hour lapses from the scheduled time for opening the general meeting of beneficiaries.
      <Amended by Act No. 7221, Oct. 5, 2004>

      (2) In the event that the general meeting of beneficiaries is deferred under paragraph (1), the asset management company shall convene the general meeting of beneficiaries (hereafter in this Article referred to as the "deferred general meeting of beneficiaries") within 2 weeks from the date on which the general meeting of beneficiaries is deferred. In this case, the asset management company shall notify the beneficiaries of the convocation of the deferred general meeting of beneficiaries by one week before the date on which the deferred general meeting of beneficiaries is convened in accordance with Article 70 (5), explicitly indicating the matters referred to in paragraph (3).

      (3) When the total share number of the beneficial securities of beneficiaries present falls short of a majority of the total share number of the issued beneficial securities until one hour lapses from the scheduled time for opening the deferred general meeting of beneficiaries, such deferred general meeting of beneficiaries shall be deemed opened with the total share number of beneficial securities of beneficiaries present. In this case, in the application of the provisions of Article 71 (2) to any resolution of the deferred general meeting of beneficiaries, "not less than 2/3 of the voting rights of beneficiaries present" and "not less than 1/3 of the total share number of the issued beneficial securities" shall be deemed "mot less than 2/3 of the voting rights of beneficiaries present" and "a majority of the voting rights of beneficiaries present and not less than 1/4 of the total share number of the issued beneficial securities" shall be deemed "a majority of the voting rights of beneficiaries present". <Amended by Act No. 7221, Oct. 5, 2004>

ARTICLE 73 (OPPOSITION BENEFICIARY'S RIGHT TO FILE CLAIM FOR PURCHASE OF BENEFICIAL SECURITIES)

      (1) Any beneficiary who is opposed to a resolution of the general meeting of beneficiaries with respect to the alteration of the terms and conditions of trust provided for in Article 31 (2) or any merger of the investment trusts provided for in Article 106 (2) may, if he notifies in writing the relevant asset management company of his opposition to the resolution prior to the general meeting of beneficiaries, ask the relevant asset management company to purchase beneficial securities that he holds in a written statement indicating the number of his beneficial securities within 20 days from the date on which the general meeting of beneficiaries passes such resolution.

      (2) In the event that any beneficiary asks the asset management company to purchase his beneficial securities under paragraph (1), the relevant asset management company shall not get the beneficiary to bear commissions and other expenses incurred by the purchase of his beneficial securities.

      (3) In the event that any beneficiary asks the asset management company to purchase his beneficial securities under paragraph (1), the relevant asset management company shall purchase his beneficial securities with the relevant investment trust property within 15 days from the date on which the request period expires under the conditions as prescribed by the Presidential Decree: Provided, That the relevant asset management company may, if it can not comply with the request from any beneficiary for the purchase of his beneficial securities on the grounds of insufficient purchase fund, defer the purchase of his beneficial securities after obtaining the approval thereof from the Financial Supervisory Commission.

      (4) Every asset management company shall, when it purchases the beneficial securities in accordance with the main sentence of paragraph (3), retire the relevant beneficial securities.

ARTICLE 74 (PROVISIONS APPLICABLE MUTATIS MUTANDIS)

      The provisions of Articles 364, 366-2 (2) and (3), 367, 368 (3) and (4),
      369 (1) and (2), 371 through 373, 376, 377, and 379 through 381 of the
      Commercial Act shall apply mutatis mutandis to the general meeting of beneficiaries. In this case, the "stockholders" shall be deemed the "beneficiaries", the "articles of incorporation" shall be deemed the "terms and conditions of trust", the "stocks" shall be deemed the "beneficial securities" and the company" shall be deemed the "asset management company", respectively.

SUB-SECTION 2  ORGANIZATION OF INVESTMENT COMPANY

ARTICLE 75 (GENERAL MEETING OF STOCKHOLDERS)

      (1) The general meeting of stockholders of the investment company shall be convened by the board of directors.

      (2) The general meeting of stockholders shall open with the attendance of stockholders holding a majority of the total number of the issued stock and resolve with the concurrent vote of a majority of the voting rights of stockholders present and the number of not less than 1/4 of the total number of the issued stock: Provided, That if the resolution provided for in Article 434 of the Commercial Act is applied, the general meeting of stockholders shall resolve with the number of not less than 2/3 of the voting rights of stockholders present and the number of not less than 1/3 of the total number of the issued stocks.

      (3) The provisions of Articles 70 (2) and (3), 71 (3) through (7) and 72 shall apply mutatis mutandis to the general meeting of stockholders of the investment company. In this case, the "trustee company" shall be deemed the "asset custody company", the "total share number of beneficial securities" shall be deemed the "total number of stock", the "beneficiaries" shall be deemed the "stockholders", the "asset management company" shall be deemed the "board of directors", the "beneficial securities" shall be deemed the "stocks", the "general meeting of beneficiaries" shall be deemed the "general meeting of stockholders" and the "article 71 (2)" shall be deemed the "article 75 (2)", respectively.
      <Amended by Act No. 7221, Oct. 5, 2004>

ARTICLE 76 (OPPOSITION STOCKHOLDER'S RIGHT TO FILE CLAIM FOR PURCHASE OF STOCK)

      The provisions of Article 73 shall apply mutatis mutandis to any stockholder who is opposed to the alteration of the articles of incorporation by any investment company under Article 44 (1) or any stockholder who is opposed to a merger resolution of the general meeting of stockholders under Article 119. In this case, the "terms and conditions of trust" shall be deemed the "articles of incorporation", the "investment trust" and the "asset management company" shall be deemed the "investment company", the "general meeting of beneficiaries" shall be deemed the "general meeting of stockholders", the "beneficiaries" shall be deemed the "stockholders", the "beneficial securities" shall be deemed the "stocks" and the "investment trust property" shall be deemed the "investment company property", respectively.

ARTICLE 77 (CLASSIFICATION OF DIRECTORS, ETC.)

      (1) The directors of the investment company shall be classified into the director (hereinafter referred to as the "corporate director") who is an asset management company and supervisory directors.

      (2) Every investment company shall select and appoint one corporate director and not less than 2 supervisory directors.

ARTICLE 78 (DUTIES OF CORPORATE DIRECTOR)

      (1) The corporate director shall represent the investment company and perform the duties of the investment company.

      (2) The corporate director shall, when he intends to perform the business falling under any of the following subparagraphs, go through a resolution thereof of the board of directors:

            1. The business of entering into a business entrustment contract (including an alteration contract) with any asset management company, any asset custody company, any selling company and any general administration management company;

            2. The business of paying remunerations for the operation and custody of assets, etc.;

            3.    The business of distributing cash and stock dividends; and

            4. Other businesses that are prescribed by the articles of incorporation as being important for the operation of the investment company.

      (3) The corporate director shall report the performance of his business and details concerning the operation of assets to the board of directors not less than once every three months.

ARTICLE 79 (PERFORMANCE OF BUSINESS BY CORPORATE DIRECTOR)

      (1) Any asset management company that is selected and appointed as a corporate director in accordance with Article 77 may prescribe the scope of the duties of the corporate director and then select and appoint any person charged with the performance of such duties from among officers and employees. In this case, the relevant asset management company shall notify in writing the relevant investment company of his selection and appointment.

      (2) Any act performed by the person whose selection and appointment are notified to the investment company within the scope of his duties under paragraph (1) shall be deemed the act performed by the corporate director.

ARTICLE 80 (DUTIES OF SUPERVISORY DIRECTORS)

      (1) Any supervisory director shall oversee the work performed by every corporate director, and may, if it is deemed necessary to grasp the business and the current property of the investment company, ask any corporate director, any asset custody company, any selling company or any general administration management company to report the business and the current property related to the relevant investment company to him.
      <Amended by Act No. 7221, Oct. 5, 2004>

      (2) Any supervisory director may, if it is deemed necessary to perform his duties, ask for an accounting audit report from any accounting audit and inspection official provided for in Article 100 (1).

      (3) Any person who has a request from any supervisory director under paragraphs (1) and (2) shall comply with such request unless the special grounds exist that make it impossible for him to comply with such request.

ARTICLE 81 (GROUNDS OF DISQUALIFICATIONS FOR SUPERVISORY DIRECTORS)

      (1) Any person falling under any of the following subparagraphs shall be disqualified from becoming a supervisory director:

            1.    The person who falls under each subparagraph of Article 8 (1);


            2. The incorporator of the relevant investment company (limited to the person who is first selected and appointed as a supervisory director of the investment company in accordance with Article 39 (1));

            3. In the event that the person himself and other person who is in a special relation with the former, which is prescribed by the Presidential Decree (hereinafter referred to as the "specially related person") hold the stock of the relevant investment company in excess of 10/100 of the total number of stock issued by the relevant investment company, the person himself and the specially related person;

            4. The specially related person of the asset management company or the specially related person of the selling company;

            5. The person who has continued to be paid remunerations by the asset management company;

            6. In the event that any director of the relevant investment company works for other corporation as a director, the standing officer or the full-time employee of the corporation; and

            7. Other person who is prescribed by the Presidential Decree as being feared to undermine his impartiality as a supervisory director.

      (2) When any person who is selected and appointed as a supervisory director falls under each subparagraph of paragraph (1) or is found to fall under each subparagraph of paragraph (1) at the time that he is selected and appointed as a supervisory director, he shall be justly dismissed.

      (3) Any act in which any supervisory director was involved before he is dismissed under paragraph (2) shall not lose its effect.

ARTICLE 82 (CONVOCATION OF BOARD OF DIRECTORS)

   (1) The board of directors shall be convened by each of the directors.

   (2) When it is intended to convene the board of directors, each of the directors shall be notified of the convocation of the board of directors by 3 days before the meeting of the board of directors opens: Provided, That the notification period may be shortened as prescribed by the articles of incorporation.

ARTICLE 83 (AUTHORITY, ETC. OF BOARD OF DIRECTORS)

      (1) The board of directors shall vote on the matters prescribed by this Act and the articles of incorporation.

      (2) The board of directors shall, if any vacancy occurs, convene without delay the general meeting of stockholders to select and appoint a director in order to fill up the vacancy.

ARTICLE 84 (WAYS OF RESOLUTION BY BOARD OF DIRECTORS)

      (1) The board of directors shall open with the attendance of a majority of directors and resolve with the concurrent vote of those present. (2) The provisions of Articles 368 (4) and 371

      (2) of the Commercial Act shall apply mutatis mutandis to the resolution of the board of directors referred to in paragraph (1).

ARTICLE 85 (PROHIBITION ON USE OF UNDISCLOSED OPERATIONAL INFORMATION BY DIRECTORS)

      The provisions of Article 21 shall apply mutatis mutandis to the directors of every investment company.

SECTION 6 OPERATION OF INDIRECT INVESTMENT PROPERTY

ARTICLE 86 (OBLIGATION OF ASSET MANAGEMENT COMPANY TO OPERATE WITH CARE OF GOOD MANAGER, ETC.)

      (1) Every asset management company of investment trust and every investment company shall manage the indirect investment property with the care of good managers and protect the interests of indirect investors.

      (2) Every asset management company of investment trust and every investment company may withdraw various expenses and remunerations accruing from legal acts that are performed by indirect investors on their accounts out of the indirect investment property as prescribed by the terms and conditions of trust or the articles of incorporation of the investment company.

      (3) Every asset management company of investment trust shall be prohibited from getting any beneficiary to bear its debts in his name or repaying such debts with the investment trust property.

      (4) Any claim to the asset management company of investment trust shall be prohibited from being offset by any claim belonging to the investment trust property of such asset management company.

ARTICLE 87 (OBJECTS OF ASSET MANAGEMENT, ETC.)

      (1) Every asset management company may operate the indirect investment property as assets as prescribed by the terms and conditions of trust or the articles of incorporation of the investment company.

      (2) Ways of operation by assets when the asset management company operates the indirect investment property, the assets that are permitted to be operated by the kinds of the indirect investment fund under Article 27 and their operational limit, etc. shall be prescribed by the Presidential Decree.

      (3) Every asset management company may operate part of the indirect investment property according to the way falling under each of the following subparagraphs when it operates the indirect investment property in order to smoothly repurchase indirect investment securities and efficiently operate the standby fund for investment:

            1.    Short-term lending;

            2.    Deposit in any financial institution; and

            3.    Other ways prescribed by the Presidential Decree.

ARTICLE 88 (RESTRICTIONS ON OPERATION OF ASSETS)

      (1) Every asset management company shall be prohibited from performing the act falling under any of the following subparagraphs when it operates the indirect investment property: <Amended by Act No. 7221, Oct. 5, 2004>

            1. The act of operating the indirect investment property by extending the short-term lending to any person prescribed by the Presidential Decree in excess of 10/100 of the total amount of the assets of each indirect investment fund;

            2. The act falling under any of the following items when it operates the indirect investment property as assets provided for in subparagraph 1 (a) of Article 2:

                  (a) The act of investing in the investment securities of the same item in excess of the ratio prescribed by the Presidential Decree within 10/100 of the total amount of the assets of each indirect investment fund. In this case, the investment securities from among the investment securities issued by the same company, with the exception of stock, shall be deemed the same item;

                  (b) The act of investing in excess of 20/100 of the total number of stock issued by the same company with the total amount of the assets of the entire indirect investment fund operated by the asset management company; and

                  (c) The act of investing in excess of 10/100 of the total number of stock issued by the same company with the total amount of the assets of each indirect investment fund;

            3. The act falling under any of the following items when the indirect investment property is operated as assets provided for in subparagraph 1 (b) of Article 2:

                  (a) The act of getting the appraised amount of the risk involved in the transaction of the exchange traded derivatives and the over-the-counter derivatives, which uses the investment securities issued by the same company as basic assets, to be in excess of 10/100 of the total amount of the assets of each indirect investment fund. In this case, ways of calculating the appraised amount of the risk involved in the transaction of the exchange traded derivatives and the over-the-counter derivatives shall be prescribed by the Ordinance of the Ministry of Finance and Economy; and

                  (b) In the case of the transaction of the exchange traded derivatives, the act of getting the total amount of consignment guarantee money involved in the transaction to be in excess of the ratio prescribed by the Presidential Decree within 15/100 of the total amount of assets of each indirect investment fund;

            4. In operating the indirect investment property as the assets referred to in subparagraph 1 (c) of Article 2, the act falling under any of the following items:

                  (a) The act of disposing of any real estate within the period that is prescribed by the Presidential Decree within 5 years after obtaining it: Provided, That the same shall not apply to a case where any land and any building, etc., which are created or constructed under a real estate development project (referring to the project under- taken to develop any land into any housing site and any factory site, etc. or to newly construct buildings and set up installations; hereinafter the same shall apply), are sold by contract and other grounds that are prescribed by the Presidential Decree as being aimed at protecting investors;

                  (b) The act of investing in any real estate development project in excess of 30/100 of the total amount of the assets of each indirect investment fund; and

                  (c) The act of disposing of any land, which does not hold any building and any installation thereon, before any real estate development project is launched on such land: Provided, That the same shall not apply to the case that is prescribed by the Presidential Decree as being necessary to protect indirect investors following any merger, any termination or any dissolution, etc. of the indirect investment fund; and

            5. Other act that is prescribed by the Presidential Decree as being feared to undermine the protection of indirect investors and the stability of investment in the indirect investment property, etc.

      (2) Notwithstanding the provisions of paragraph (1), in the event that the Presidential Decree separately prescribes the limit on the operation of assets after judging that any asset management company is not feared to undermine the protection of indirect investors and the stable operation of the indirect investment property, the indirect investment property may be operated according to what the Presidential Decree prescribes.

      (3) In the event that the investment limits referred to in Article 87 (2) and paragraphs (1) and (2) of this Article are inevitably exceeded on the grounds of price fluctuation in the investment securities, etc. that are held by the indirect investment fund, the partial termination of the indirect investment fund or the partial retirement of the stock of the investment company, etc., which are prescribed by the Presidential Decree, such excess in the investment limit shall be deemed to be in conformity with the investment limit for up to 3 months from the date on which the excess in the investment limit occurs: Provided, That the investment securities that can not be sold on the grounds of dishonor, etc. or the real estate, the disposition of which is restricted or impossible in accordance with the main sentence of paragraph (1) 4 (a) and (c), shall be deemed to be in conformity with the investment limit referred to in
      Article 87 (2) and paragraphs (1) and (2) of this Article until the time when it is possible to sell such investment securities or to dispose of such real estate. <Amended by Act No. 7221, Oct. 5, 2004>

      (4) The provisions of paragraph (1) 2 (a) and 3 shall not apply to the operation of the indirect investment property by the asset management company until the time prescribed by the Presidential Decree within the period of not more than 6 months from the date on which the indirect investment fund is established or set up.

ARTICLE 89 (RESTRICTIONS ON ACQUISITION OF TREASURY STOCK, ETC.)

      (1) Every investment company shall be prohibited from acquiring the stock that it has issued or receiving such stock for the purpose of pledge rights: Provided, That the same shall not apply to the case falling under each of the following subparagraphs:

            1. Where it is necessary to exercise rights, including the exercise of security right. In this case, any acquired stock shall be disposed of without delay under the conditions as prescribed by the Presidential Decree; and

            2.    Where it repurchases or purchases stocks in accordance with
                  Article 62 or 76.

      (2) Every investment company shall be prohibited from borrowing any fund, guaranteeing the repayment of any debt or furnishing any security:
      Provided, That in the case falling under each of the following subparagraphs, it may borrow any fund:

            1. Where it is difficult to pay the repurchase money at one time after it is flooded with a large number of claims for the repurchase provided for in Article 62; and

            2. Where it is difficult to pay the purchase price at one time after it is flooded with a large number of claims for the purchase of stocks provided for in Article 76.

      (3) In the event that any investment company borrows any fund, the total amount of such borrowed fund shall not exceed 10/100 of the total amount of the investment company's property at the time of borrowing such fund.
      (4) Necessary matters concerning ways of borrowing fund, etc. under paragraph (2) shall be prescribed by the Presidential Decree.

ARTICLE 90 (INSTRUCTIONS, ETC. GIVEN FOR OPERATION OF ASSETS)

      (1) Every asset management company of investment trust shall, when it operates the investment trust property, give the trustee company instructions necessary for the acquisition and sale of assets, etc. by the investment trust property under the conditions as prescribed by the Presidential Decree and the trustee company shall perform the acquisition and sale of assets, etc. according to such instructions from the asset management company: Provided, That the asset management company may perform the acquisition and sale of assets, etc. for itself only in the case prescribed by the Presidential Decree.

      (2) In the event that the asset management company or the trustee company performs transactions involving the acquisition and sale of assets, etc. under paragraph (1), the performance liability for such transactions shall be borne based on the limit of the investment trust property: Provided, That the same shall not apply to a case where the asset management company or the trustee company is liable to indemnify for damage.

      (3) In the event that the asset management company performs the business of acquiring and selling assets, etc. in accordance with the proviso of paragraph (1), the asset management company shall fairly distribute the results of acquiring and selling such assets according to the details of asset distribution that are prescribed in advance by the investment trust property. In this case, the asset management company shall make and manage books and documents containing the details of asset distribution, the results of buying and selling assets and the results of distribution, etc. under the conditions as prescribed by the Ordinance of the Ministry of Finance and Economy.

      (4) Necessary matters concerning the details of asset distribution, etc. referred to in paragraph (3) shall be prescribed by the Ordinance of the Ministry of Finance and Economy.

      (5) Every investment company shall, when it acquires and sells assets, etc. while operating the investment company property, give the asset custody company instructions necessary for the custody and management of the relevant assets under the conditions as prescribed by the Presidential Decree and the asset custody company shall follow such instructions given by the investment company.

ARTICLE 91 (PROHIBITED ACT IN OPERATING ASSETS)

      Every asset management company shall be prohibited from performing the act falling under each of the following subparagraphs in connection with the operation of the indirect investment property:

            1. The act of guaranteeing or promising certain profits for indirect investors;

            2. The act of promising that the asset management company or indirect investors bear, in whole or in part, any loss incurred by the operation of the indirect investment property;

            3. The act of seeking its or any third party's profits from the operation of the indirect investment property;

            4. The act of performing any transaction on unfair terms that is quite different from conventional transaction terms;

            5. The act of performing any transaction while seeking to undermine profits of any specific indirect investment fund and to boost profits of other indirect investment fund;

            6. The act of making cross-investment in specific assets by means of a contract or collusion, etc. with any third party by the asset management company;

            7. The act of using information on the indirect investment property for the operation of its own property;

            8. The act of getting any person to perform the short-term purchase and sale of investment securities for the purpose of increasing purchase and sale commissions of the related securities company (hereinafter referred to as the "related securities company");

            9. The act of getting any person to acquire the remainder of the investment securities that are subscribed by the related securities company;

            10. The act of selling and buying the stock (including any bond that is entitled to take over the stock or convert itself to the stock) of a company that takes charge of a manager company prescribed by the Presidential Decree by the related securities company in an attempt to form an artificial market price of such stock; and

            11. The act that is prescribed by the Presidential Decree as being feared to undermine the market transaction order or the interests of indirect investors besides subparagraphs 1 through 10.

ARTICLE 92 (RESTRICTIONS ON TRANSACTION WITH INTERESTED PERSON, ETC.)

      (1) Every asset management company shall be prohibited from performing the act of any transaction with the interested person prescribed by the Presidential Decree (hereinafter referred to as the "interested person") when it operates the indirect investment property: Provided, That the same shall not apply to the transaction falling under each of the following subparagraphs, the interests of which are not feared to be in conflict with that of the indirect investment fund:

            1. In the event that the state of a non-interested person continues for not less than 6 months from the date on which a contract is concluded, the transaction that is performed according to such contract;

            2. The transaction that is performed in the open market such as the securities market and the KOSDAQ with many and unspecified persons participating therein;

            3. The transaction that is profitable to the indirect investment fund in light of the general terms of transaction; and 4. Other transactions prescribed by the Presidential Decree.

      (2) Any asset management company shall, if it performs any transaction with the interested person, which is permitted under the proviso of paragraph (1), notify the trustee company or the asset custody company of details of such transaction and enter such transaction in the asset management report provided for in Article 121.

      (3) The trustee company or the asset custody company, which is notified under paragraph (2), shall confirm the appropriateness of the transaction with the interested person and enter the results of such confirmation in the trustee company report or the asset custody company report provided for in Article 123.

      (4) Every asset management company shall be prohibited from acquiring the securities (excluding beneficial securities) that it has issued when it operates the indirect investment property.

      (5) Every asset management company shall be prohibited from acquiring any investment securities that are issued by any affiliate in excess of the limit prescribed by the Presidential Decree when it operates the indirect investment property. <Amended by Act No. 7221, Oct. 5, 2004>

      (6) Restrictions on the transaction with the interested person by any asset management company when the latter operates the indirect investment property or restrictions on the acquisition of investment securities issued by any affiliate and other necessary matters shall be prescribed by the Presidential Decree. <Amended by Act No. 7221, Oct. 5, 2004>

ARTICLE 93 (EXERCISE OF RIGHT ON INVESTMENT TRUST PROPERTY, ETC.)

      (1) Every asset management company of investment trust may exercise all the rights, including its voting right, etc. on the investment trust property: Provided, That the rights other than the voting right shall be exercised through the trustee company.

      (2) Every asset management company of investment trust shall, if it exercises its rights in accordance with paragraph (1), exercise such rights faithfully and sincerely in order to protect beneficiaries.

ARTICLE 94 (RESTRICTIONS ON EXERCISE OF VOTING RIGHT)

      (1) Every asset management company of investment trust or every investment company (referring to any asset management company if the investment company entrusts the former with the voting right; hereafter the same in this Article shall apply) shall, when it falls under each of the following subparagraphs, exercise its voting right in order not to affect the contents of any resolution of the number of stock obtained by subtracting the number of stock of the indirect investment property from the number of stock held by stockholders attending the general meeting of stockholders of a corporation issuing the stock that is the indirect investment property: Provided, That the same shall not apply to a case where the merger, the transfer and the acquisition by transfer of business, the appointments and dismissals of officers, the alteration of the articles of incorporation and other matters corresponding thereto of any corporation that issues stock that is the indirect investment property are undoubtedly expected to incur a loss to such indirect investment property:

            1. The case where the person falling under each of the following items intends to convert any corporation issuing stocks that is the relevant investment property into his affiliate:

                  (a) The person who is prescribed by the Presidential Decree as being interested in any asset management company of investment trust or any investment company; and

                  (b) The person who is prescribed by the Presidential Decree as being in virtual control of any asset management company of investment trust or any investment company;

            2. The case where any corporation that issues the stock that is the indirect investment property has the relation falling under each of the following items with any asset management company of the relevant investment trust or any investment company:

                  (a)   The relation of affiliate; and

                  (b) The relation that is prescribed by the Presidential Decree as being in virtual control of any asset management company of investment trust or any investment company; and

            3. The case that is prescribed by the Presidential Decree as being feared to undermine the protection of indirect investors or the proper operation of the indirect investment property.

      (2) The provisions of the proviso of paragraph (1) shall not apply to any asset management company of investment trust or any investment company that belongs to any business group subject to the mutual equity investment limit (hereafter in this Article referred to as the "business group subject to the mutual equity investment limit") provided for in Article 9
      (1) of the Monopoly Regulation and Fair Trade Act: Provided, That in the event that any asset management company or any investment company belonging to any business group subject to the equity investment limit, which holds the stock issued by any corporation (limited to any corporation that lists its stock certificates on the securities market and has it registered with the KOSDAQ under the Securities and Exchange Act) and is related to its affiliates and the exercise of its voting right on the matters falling under each of the following subparagraphs in accordance with the main sentence of paragraph (1) is undoubtedly feared to incur a loss to the relevant indirect investment property, it may exercises the voting right in accordance with the proviso of paragraph
      (1). In this case, the number of stock that is permitted to exercise the voting right, including the number of stock that is permitted to exercise the voting right by specially related person (referring to the specially related person provided for in Article 7 (1) 5 (a) of the Monopoly Regulation and Fair Trade Act) of the relevant corporation shall not exceed 30/100 of the total number of stock issued by the corporation:

            1. The merger of the corporation with other corporation and the transfer, in whole or in main part, of the business of the corporation to other corporation;

            2.    Appointments and dismissals of officers of the corporation;
                  and

            3. The alteration of the articles of incorporation of the corporation.

      (3) Notwithstanding the provisions of paragraph (2), in the event that the asset management company of investment trust or the investment company that belongs to the business group subject to the mutual equity investment limit holds the stock issued by a corporation that is affiliated with each of them using the indirect investment property, the asset management company of investment trust or the investment company shall exercise its voting right on the stock it acquires in excess of the investment limit provided for in Article 88 (1) 2 (a) in accordance with paragraph (2) of the same Article in order not to affect the contents of a resolution of the number of the stock obtained by subtracting the number of the stock of the indirect investment property from the number of the stock held by the stockholders present at the general meeting of stockholders of the relevant corporation that issues the relevant stock.

      (4) In the event that the stock that is the indirect investment property falls under any of the following subparagraphs, the asset management company of investment trust or the investment company shall be prohibited from exercising its voting right thereon:

            1. The stock that is acquired in excess of the investment limit set in accordance with Articles 88 (1) and (2) and 92 (5); and

            2. The stock of a corporation that issues it as the indirect investment property and get the asset management company of investment trust or the investment company to acquire them in order to secure its own stock as prescribed by the terms and conditions of trust and the articles of incorporation of the investment company.

      (5) Every asset management company of investment trust or every investment company shall be prohibited from performing the act of exercising a cross voting right in compliance with a contract with any third party or the act of evading the application of the provisions of paragraphs (1) through
      (4).

      (6) In the event that any asset management company of investment trust or any investment company exercises the voting right on the stock that is the indirect investment property in violation of the provisions of paragraphs
      (1) through (5), the Financial Supervisory Commission may order the relevant stock disposed of.

      (7) Every asset management company of investment trust or every investment company shall make and keep records on the exercise of its voting right and the contents thereof (if the voting right is not exercised, the grounds thereof) on any corporation that issues and holds stock in excess of the ratio and amount prescribed by the Presidential Decree (hereinafter referred to as the "corporation subject to the publication of the voting right") under the conditions as prescribed by the Presidential Decree.

SECTION 7 APPRAISAL AND ACCOUNTING

ARTICLE 95 (PRINCIPLES FOR APPRAISING INDIRECT INVESTMENT PROPERTY, ETC.)

      (1) Every asset management company shall appraise the indirect investment property according to market prices: Provided, That the same shall not apply to a case where indirect investors are changed occasionally and the possibility of undermining the interests of indirect investors is slim, which are prescribed by the Presidential Decree. <Amended by Act No. 7221, Oct. 5, 2004>

      (2) Matters concerning the ways of appraising the indirect investment property by kinds shall be prescribed by the Presidential Decree.

      (3) Every asset management company shall set up and operate the appraisal committee mandated to perform the business of appraising the indirect investment property under the conditions as prescribed by the Presidential Decree.

      (4) Every asset management company shall set standards and procedures for appraising the indirect investment property (hereinafter referred to as the "standards for appraising the indirect investment property"), which include the matters falling under each of the following subparagraphs, after getting the confirmation thereof from the trustee company or the asset custody company in order to perform fairly and correctly the appraisal of the indirect investment property:

            1. Matters concerning the composition and operation of the appraisal committee referred to in paragraph (3);

            2. Matters concerning the maintenance of the consistency in the appraisal of the indirect investment property;

            3. Matters concerning the selection and alteration of the bond appraisal company (referring to the bond appraisal company provided for in Article 155) and the application of prices offered by the bond appraisal company in the event that the bond appraisal company is incorporated to appraise the prices of the relevant property by kinds of the indirect investment property; and

            4.    Other matters prescribed by the Presidential Decree.

      (5) Every asset management company shall, if the appraisal committee referred to in paragraph (3) performs the appraisal of the indirect investment property, notify without delay the trustee company or the asset custody company of details of its appraisal.

      (6) Every trustee company or every asset custody company shall confirm whether the appraisal of the indirect investment property by the asset management company is fairly performed in accordance with the Acts and subordinate statutes and the standards for appraising the indirect investment property.

ARTICLE 96 (CALCULATION AND PUBLICATION OF BASE PRICE)

      (1) Every asset management company of investment trust and every investment company shall calculate the base price of indirect investment securities according to the results of the appraisal of the indirect investment property provided for in Article 95 and ways prescribed by the Presidential Decree.

      (2) Every asset management company of investment trust and every investment company shall publish the base price and make it known to the public every day, which is calculated under paragraph (1): Provided, That the same shall not apply to the case that is prescribed by the Presidential Decree as being difficult to publish the base price and make it known to the public everyday.

      (3) In the event that any asset management company or any investment company is found to have falsely calculated the base price in violation of paragraph (1), the Financial Supervisory Commission may order the relevant asset management company of investment trust or the relevant investment company to entrust any general administration management company with the work of calculating the base price after prescribing the scope of the entrusted work. In this case, the relevant investment trust, the asset management company of the relevant investment company and any affiliate of the asset management company (including any affiliate of the investment company) shall be excluded from being entrusted with the work of calculating the base price.

ARTICLE 97 (ACCOUNTING OF INDIRECT INVESTMENT PROPERTY)

      (1) Every asset management company of investment trust and every investment company shall, if they perform the accounting of the indirect investment property, follow the accounting standards that the Financial Supervisory Commission sets after going through deliberation thereof of the Securities and Futures Commission.

      (2) The accounting standards referred to in paragraph (1) shall be based on the trust, fairness, clearness and comparable possibility.

      (3) The Financial Supervisory Commission may entrust any civilian institution specializing in setting the accounting standards referred to in paragraph (1) with the work of developing the accounting standards under the conditions as prescribed by the Presidential Decree.

ARTICLE 98 (COMPILATION OF DOCUMENTS ON SETTLEMENT OF ACCOUNTS, ETC.)

      (1) Every asset management company and every investment company shall compile documents falling under each of the following subparagraphs and the accessory detailed statement (hereinafter referred to as the "documents on the settlement of accounts") on the settlement of accounts in the every term for the settlement of accounts:

            1.    The balance sheet;

            2.    The statement of profit and loss; and

            3.    The report on the operation of assets provided for in Article
                  121.

      (2) Matters needed to be entered in the documents on the settlement of accounts shall be prescribed by the Financial Supervisory Commission.

ARTICLE 99 (APPROVAL OF DOCUMENTS ON SETTLEMENT OF ACCOUNTS OF INVESTMENT COMPANY, ETC.)

      (1) The corporate director of any investment company shall submit the documents on the settlement of accounts to the board of directors by one week before the board of directors meets in order to obtain the approval thereof.

      (2) The corporate director of any investment company shall, when he obtains the approval of the documents on the settlement of accounts from the board of directors under paragraph (1), submit without delay the documents on the settlement of accounts to the Financial Supervisory Commission and the Asset Operation Association and then publish the balance sheet under the conditions as prescribed by the Presidential Decree.

ARTICLE 100 (AUDIT OF ACCOUNTING OF INDIRECT INVESTMENT PROPERTY)

      (1) Every asset management company of investment trust or every investment company shall undergo the audit of the indirect investment property, which is performed by audit and inspection officials (hereinafter referred to as the "accounting audit and inspection officials") provided for in Article 3
      (1) of the Act on External Audit of Stock Companies: Provided, That the same shall not apply to the case that is prescribed by the Presidential Decree as being not feared to undermine the interests of indirect investors.

      (2) Every asset management company or every investment company shall, when it intends to select or appoint any accounting audit and inspection official, obtain the consent of the trustee company or the asset management company.

      (3) Accounting audit and inspection officials shall, when they audit the work of calculating the base price and the accounting work of any asset management company of investment trust or any investment company, inspect whether it observes the standards for appraising the indirect investment property and notify auditors (referring to the audit and inspection committee if such committee is set up) of the asset management company of investment trust or the investment company of the findings of such audit and inspection.

      (4) Every asset management company of investment trust or every investment company shall undergo the accounting audit of the indirect investment property within two months from the last day of the accounting term and from the date falling under each of the following subparagraphs:

            1. In the case of the expiration or termination of the contract term of the investment trust; the date of such expiration or the date of such termination; and

            2. In the case of the expiration of the period of existence or the dissolution of the investment company; the date of such expiration or the date of such dissolution.

      (5) Every asset management company of investment trust or every investment company shall, if it selects, appoints or replaces any accounting audit and inspection official, report the fact to the Financial Supervisory Commission within one week from the date on which such selection, appointment or replacement takes place.

      (6) Every accounting audit and inspection official shall perform the accounting audit according to the accounting audit standards provided for in the Act on External Audit of Stock Companies.

      (7) Every accounting audit and inspection official may ask any asset management company, any trustee company, any asset custody company, any selling company and any general administration management company for the perusal and copies of related materials, including the accounting book of the indirect investment property or ask them to submit materials necessary for their accounting audit. In this case, the asset management company, the trustee company, the asset custody company, the selling company and the general administration management company shall promptly comply with such requests.

      (8) The provisions of Article 9 of the Act on External Audit of Stock Companies shall apply mutatis mutandis to the accounting audit of the indirect investment property referred to in paragraph (1).

      (9) Necessary matters concerning standards for selecting and appointing accounting audit and inspection officials, standards for performing the audit, the authority of accounting audit and inspection officials, ways of performing the accounting, the submission of the report on accounting audit and the publication thereof, etc. shall be prescribed by the Presidential Decree.

ARTICLE 101 (LIABILITY OF ACCOUNTING AUDIT AND INSPECTION OFFICIALS FOR INDEMNIFYING FOR DAMAGE)

      (1) In the event that any accounting audit and inspection official causes damage to any indirect investor who uses the report on accounting audit by failing to enter important matters in the report on accounting audit or by falsely entering such important matters in the report on accounting audit while performing the accounting audit in accordance with Article 100 (1), the relevant accounting audit and inspection official shall be held liable to indemnify for such damage. In this case, if the accounting audit and inspection official belongs to an audit and inspection team provided for in Article 3 (1) 3 of the Act on External Audit of Stock Companies, the audit and inspection team that participates in the relevant accounting audit shall be jointly held liable to indemnify for the damage.

      (2) In the event that any accounting audit and inspection official is liable to indemnify for damage, if any director or any auditor (referring to the audit and inspection committee if it is set up; hereafter the same in this paragraph shall apply) of the relevant asset management company of investment trust or any director of the investment company is imputable to the indemnity of damage, the accounting audit and inspection official, the director and the auditor shall be jointly held liable to indemnify for the damage.

      (3) The provisions of Article 17 (5) through (7) of the Act on External Audit of Stock Companies shall apply mutatis mutandis to the case of paragraphs (1) and (2).

ARTICLE 102 (KEEPING OF DOCUMENTS ON SETTLEMENT OF ACCOUNTS, ETC.)

      (1) Every asset management company of investment trust shall keep documents falling under each of the following subparagraphs at its principal office and furnish the selling company with such documents for keeping them at its business places:

       1.    The document on the settlement of accounts;

       2.    The report on accounting audit; and

       3.    The minutes of the general meeting of beneficiaries.

      (2) Every investment company shall keep documents falling under each of the following subparagraphs at its principal office and furnish the asset management company and the selling company with such documents for keeping them at their respective business places:

       1.    The document on the settlement of accounts;

       2.    The report on accounting audit;

       3. The minutes of the general meeting of stockholders; and 4. The minutes of the board of directors.

      (3) Every asset management company, every investment company and every selling company shall each keep the document on the settlement of accounts and the report on the accounting audit for 5 years from the date on which they begin keeping such documents paragraphs (1) and (2).

      (4) Indirect investors and creditors of the indirect investment fund may pursue the documents kept in accordance with paragraphs (1) and (2), and ask for the delivery of the certified copies or abridged copies of such documents at any time during the business hours.

ARTICLE 103 (DISTRIBUTION OF PROFITS)

      (1) Every asset management company of investment trust or every investment company shall distribute cash or newly issued indirect investment securities to indirect investors within the scope of profits accruing from the operation of the indirect investment property.

      (2) In the application of the provisions of paragraph (1), if it is necessary to make the distribution in excess of profits according to the characteristics of the indirect investment fund, notwithstanding the provisions of paragraph (1), such distribution may be made in cash in excess of profits under the conditions as prescribed by the Presidential
      Decree: Provided, That in the case of the investment company, the distribution shall not be made in excess of the amount obtained by deducting the minimum amount of net assets from the amount of net assets.

      (3) Necessary matters concerning the distribution of profits referred to in paragraphs (1) and (2) shall be prescribed by the Presidential Decree.

ARTICLE 104 (ACCUMULATION OF RESERVES)

      (1) Every asset management company of investment trust or every investment company may accumulate its reserves in the indirect investment fund under the conditions as prescribed by the Presidential Decree.

      (2) The Financial Supervisory Commission may, when it is deemed necessary, order any asset management company or any investment company to accumulate its reserves.

SECTION 8 DISSOLUTION OF INDIRECT INVESTMENT FUND, ETC.

SUB-SECTION 1 TERMINATION OF INVESTMENT TRUST AND MERGER OF INVESTMENT TRUSTS

ARTICLE 105 (TERMINATION OF INVESTMENT TRUST)

      (1) Every asset management company may terminate the investment trust after obtaining approval thereof from the Financial Supervisory
      Commission: Provided, That in the case that is prescribed by the Presidential Decree as being not feared to undermine the interests of beneficiaries, every asset management company may terminate the investment trust without obtaining approval thereof from the Financial Supervisory Commission.

      (2) In the event that the grounds falling under each of the following subparagraphs accrue, every asset management company shall terminate without delay the investment trust:

       1. If the license of the asset management company is revoked in accordance with Article 166 (5) 1 or Article 167 (1);

       2.    If the asset management company is dissolved;

       3. If the asset management company converts itself to other financial institution in accordance with the Act on the Structural Improvement of the Financial Industry, but fails to obtain a license provided for in Article 4 (1);

       4. If the asset management company discontinues the business provided for in Article 4 (2) 1 and 2;

       5. If the general meeting of beneficiaries resolves to terminate the investment trust;

       6. If the trustee company does not fall under a financial institution that concurrently runs the business of the trust company or the business of trust provided for in the Trust Business Act on the grounds of the revocation of its license or on other grounds; and

       7. If the registration of the trustee company, etc. is revoked in accordance with Article 166 (5) 1 or 169.

      (3) Notwithstanding the provisions of paragraph (2), in the case falling under each of the following subparagraphs, the investment trust may not be terminated:

       1. Where the asset management company or the trustee company falls under the provisions of paragraph (2) 1 or 7 and is under instructions to transfer or retain its trust contract in accordance with Article 170;

       2. Where the asset management company obtains authorization for transferring its business in accordance with Article 18 (2) 2. In this case, such transfer shall be limited to the business for which the authorization is obtained for its transfer;

       3. Where a surviving company is an asset management company after a merger of asset management companies;

       4. Where a company that is incorporated by a merger of asset management companies promptly obtains a license in accordance with
             Article 4 (1); and

       5. Where the asset management company converts itself to other financial institution under the Act on the Structural Improvement of the Financial Industry and transfers its business to other asset management company within the period set by the Presidential Decree.

      (4) Any asset management company may, if it terminates the investment trust in accordance with paragraphs (1) and (2), transfer assets belonging to the investment trust property to beneficiaries as prescribed by the terms and conditions of trust.

      (5) Any asset management company shall, if it terminates the investment trust in accordance with the proviso of paragraph (1), report the fact to the Financial Supervisory Commission.

      (6) In the event that the investment trust is terminated in accordance with paragraphs (1) and (2), necessary matters concerning ways to deal with the uncollected balance and the amount payable, etc. shall be prescribed by the Presidential Decree.

      (7) In the case prescribed by the Presidential Decree, every asset management company may terminate part of the investment trust and meet claims brought by beneficiaries for repurchase.

ARTICLE 106 (MERGER OF INVESTMENT TRUSTS)

      (1) Any asset management company may merge investment trusts by means of absorbing the investment trust property of other investment trust that it operates.

      (2) Any asset management company shall, if it intends to merge investment trusts, draw up a merger plan in which the matters falling under each of the following subparagraphs are entered and then obtain the approval thereof from the general meetings of beneficiaries of both investment trusts to be merged: <Amended by Act No. 7221, Oct. 5, 2004>

       1. The value of the trust principal of the surviving investment trust, which is expected to increase following the merger of the investment trusts and the number of share of beneficial securities;

       2. Matters concerning the distribution of beneficial securities issued to the beneficiaries of the investment trust that is to be terminated following the merger of investment trusts;

       3. In the event that cash is paid to the beneficiaries of the investment trust that is to be terminated following the merger of investment trusts, the details thereof;

       4. The date on which the general meeting of beneficiaries of each of the investment trusts that are to be merged opens;

       5.    The date on which the merger takes place;

       6. In the event that the terms and conditions of trust of the surviving investment trust are altered, the details thereof; and

       7.    Other matters prescribed by the Presidential Decree.

      (3) Major points of the merger plan shall be entered in each of the con-vocation notice of the general meetings of beneficiaries.

      (4) The provisions of Article 527-5 (1) and (3) of the Commercial Act shall apply mutatis mutandis to a case where the investment trusts that have creditors are merged. In this case, the "company" shall be deemed the "asset management company" and the "general meeting of stockholders", shall be deemed the "general meeting of beneficiaries", respectively.

      (5) Necessary matters concerning the merger of investment trusts, including the methods of calculating the merger value of beneficial securities, shall be prescribed by the Presidential Decree.

ARTICLE 107 (PUBLICATION OF MERGER BALANCE SHEET, ETC.)

      (1) The relevant asset management company shall keep documents falling under each of the following subparagraphs at its principal office and the selling company from two weeks before the date on which the general meeting of beneficiaries is held to the date on which 6 months expire after the date of merger:

      1. The document on the final settlement of accounts of each of the investment trusts that are to be merged;

      2. Matters concerning the distribution of beneficial securities to the beneficiaries of the investment trust that is to be terminated following a merger and a written statement indicating the reasons of such merger; and

      3. The merger plan.

      (2) The provisions of Article 102 (4) shall apply mutatis mutandis to the documents referred to in paragraph (1).

ARTICLE 108 (REPORT ON MERGER)

      (1) The relevant asset management company shall, if it merges investment trusts, report the fact to the Financial Supervisory Commission.

      (2) In the event that the beneficial securities of the investment trusts scheduled to be merged are gotten listed in the securities market or are registered with the KOSDAQ, the relevant asset management company shall promptly report the fact to the Korea Stock Exchange provided for in
      Article 71 of the Securities and Exchange Act or the Korea Securities Dealers Association provided for in Article 162 of the same Act.

ARTICLE 109 (TIME FOR MERGER TO TAKE EFFECT)

      (1) The merger of investment trusts shall take effect at the time that the asset management company of the surviving investment trust makes a report thereon in accordance with Article 108 (1).

      (2) Any investment trust that is to be terminated following a merger shall be deemed terminated at the time that such merger is effected.

SUB-SECTION 2 DISSOLUTION OF INVESTMENT COMPANY AND MERGER OF INVESTMENT
COMPANIES

ARTICLE 110 (GROUNDS OF DISSOLUTION)

      Every investment company shall be dissolved on the grounds falling under each of the following subparagraphs:

       1. The expiration of the period of existence prescribed by the articles of incorporation and the accruement of the grounds of dissolution;

       2.    The resolution of the general meeting of stockholders;

       3.    Merger;

       4.    Bankruptcy;

       5.    Order or adjudication given by the court; and

       6.    The revocation of registration under Article 166 (5) 1 or 168.

ARTICLE 111 (REPORT ON AND REGISTRATION OF DISSOLUTION)

      (1) In the event that any investment company is dissolved, liquidators shall report the matters falling under each of the following subparagraphs to the Financial Supervisory Commission within 30 days from the date of its dissolution:

       1.    The grounds and the date of dissolution; and

       2. The names and resident registration numbers (the firm name and resident registration number if the liquidator is a corporate director) of liquidators and liquidation overseers.

      (2) In the event that any investment company is dissolved, the matters falling under each of the following subparagraphs shall be registered within 2 weeks from the date of dissolution when a corporate director becomes a liquidator and within 2 weeks from the date of selections and appointments when liquidators are selected and appointed:

       1. The names and resident registration numbers of liquidators (the firm name and the registration number of business operator if liquidator is a corporate director); and

       2. In the event that a representative liquidator is chosen from among liquidators or several liquidators represent the investment company, the details thereof.

      (3) In the event that any investment company is dissolved, the names and resident registration numbers of liquidation overseers shall be registered within 2 weeks from the date of dissolution when supervisory directors become liquidation overseers, and the names and resident registration numbers of liquidation overseers shall be registered within 2 weeks from the date on which they are selected and appointed as liquidation overseers.

      (4) The registration referred to in paragraphs (2) and (3) shall be accompanied by documents prescribed by the Presidential Decree.

ARTICLE 112 (LIQUIDATORS AND LIQUIDATION OVERSEERS)

      (1) In the event that any investment company is dissolved (excluding a case where any investment company is dissolved on the grounds provided for in subparagraphs 3 and 4 of Article 110), the relevant investment company shall form a team of liquidators that is composed of liquidators and liquidation overseers.

      (2) In the event that any investment company is dissolved on the grounds provided for in subparagraph 1 or 2 of Article 110, the corporate director and supervisory directors shall become the liquidator and liquidation overseers, respectively: Provided, That the same shall not apply to a case where the articles of incorporation or the general meeting of stockholders prescribes otherwise.

      (3) In the event that any investment company is dissolved on the grounds provided for in subparagraph 5 of Article 110, the Financial Supervisory Commission shall select and appoint liquidators and liquidation overseers at the request of interested persons. The same shall apply to the case falling under each of the following subparagraphs:

       1.    Where liquidators or liquidation overseers referred to in paragraph
             (1) are nonexistent; and

       2.    Where the liquidation is executed in accordance with Article 193
             (1) of the Commercial Act.

      (4) In the event that any investment company is dissolved on the grounds provided for in subparagraph 6 of Article 110, the Financial Supervisory Commission shall ex officio select and appoint liquidators and liquidation overseers.

      (5) Liquidators or liquidation overseers shall be paid remunerations by the relevant investment company as prescribed by the articles of incorporation or the general meeting of stockholders in the case of paragraph (2) and as prescribed by the Financial Supervisory Commission if they are selected and appointed in accordance with paragraphs (3) and (4).

ARTICLE 113 (DISMISSAL OF LIQUIDATOR, ETC.)

      In the event that any liquidator or any liquidation overseer is found to be indisputably unfit for his job or seriously violate the Acts and subordinate statutes when he performs his duties, the Financial Supervisory Commission may dismiss him ex officio or at the request of interested persons. In this case, the Financial Supervisory Commission may ex officio select or appoint a new liquidator or a new liquidation overseer.

ARTICLE 114 (CHECK OF STATE OF PROPERTY AND APPROVAL, ETC.)

      (1) A liquidator shall check the state of the property of the relevant company immediately after assuming his duties, make a property list and the balance sheet under the conditions as prescribed by the Ordinance of the Ministry of Finance and Economy and submit them to the team of liquidators for its approval.

      (2) A liquidator shall, upon obtaining the approval of the property list and the balance sheet under paragraph (1), submit without delay the certified copies thereof to the Financial Supervisory

      Commission.

      (3) A liquidator shall keep the property list and the balance sheet, of which he has obtained the approval under paragraph (1), in the relevant investment company by the time when the liquidation is finally settled and furnish them to the asset management company and the selling company in order to keep them in their business places.

ARTICLE 115 (REPORT ON VIOLATION OF LIQUIDATORS)

      Liquidation overseers shall, when they find the fact that any liquidator is feared to violate the Acts and subordinate statutes and the articles of incorporation, and to cause serious damage to the investment company while performing his duties, report the fact to the Financial Supervisory Commission.

ARTICLE 116 (PREEMPTORY NOTICE TO CREDITORS)

      (1) Liquidators shall put creditors of the investment company on preemptory notice not less than twice through the publication within one month from the date on which they take charge of their duties that the creditors shall report their credits within a certain period and if they fail to do so within the period, their credits shall be excluded from liquidation. In this case, the report period shall not be less than one month.

      (2) Notwithstanding the provisions of paragraph (1), with respect to any investment company for which fund borrowings, debt-repayment guarantee or the offering of security is restricted, the procedures for putting creditors on the preemptory notice may be omitted under the conditions as prescribed by the Presidential Decree: Provided, That the same shall not apply to a case where the liability for executing any contract involving futures transaction under the Futures Trading Act is in existence and to other cases prescribed by the Presidential Decree.

ARTICLE 117 (COMPLETION OF LIQUIDATION)

      (1) Liquidators shall, when their liquidation work is completed, promptly make a report on the settlement of accounts and obtain the approval thereof from the general meeting of stockholders.

      (2) Liquidators shall, when the approval referred to in paragraph (1) is obtained, publish the report on the settlement of accounts and submit the certified copy of the report to the Financial Supervisory Commission and the Asset Operation Association.

ARTICLE 118 (REGISTRATION ON COMMISSION BY FINANCIAL SUPERVISORY COMMISSION)

      (1) The Financial Supervisory Commission shall, in the case falling under each of the following subparagraphs, commission the register office having jurisdiction over the location of the investment company to make the relevant registration:

       1. Where the investment company is dissolved on the grounds provided for in subparagraph 6 of Article 110; and

       2. Where the Financial Supervisory Commission dismisses ex officio any liquidator or any liquidation overseer.

      (2) The Financial Supervisory Commission shall, when it commissions the registration, attach a written statement attesting the cause of such registration thereto.

ARTICLE 119 (MERGER)

      (1) Investment companies may be merged in accordance with the resolutions of the general meetings of stockholders of such investment companies, which are provided for in the proviso of Article 75 (2).

      (2) Every investment company shall be prohibited from merging itself with any company that is not an investment company.

      (3) The provisions of Articles 106 (1) and (5), 107 and 108 shall apply mutatis mutandis to the merger of investment companies. In this case, the "asset management company" and the "investment trust" shall be deemed the "investment company", the "investment trust property of investment trust" shall be deemed the "investment company property of the investment company", the "beneficial securities" shall be deemed the "stocks", and the "general meeting of beneficiaries" shall be deemed the "general meeting of stockholders", respectively.

      (4) The provisions of Article 527-5 of the Commercial Act shall apply mutatis mutandis to a case where investment companies having creditors are merged. In this case, the "company" shall be deemed the "investment company".

SECTION 9 PUBLICATIONS AND REPORT

ARTICLE 120 (PERUSAL OF TERMS AND CONDITIONS OF TRUST OR ARTICLES OF INCORPORATION)

      Every asset management company of investment trust, every investment company or every selling company shall make the terms and conditions of trust or the articles of incorporation of the investment company accessible to the public for perusal as prescribed by the Financial Supervisory Commission.

ARTICLE 121 (REPORT ON OPERATION OF ASSETS)

      (1) Every asset management company shall make a report on the operation of assets and furnish the indirect investors of the relevant indirect investment fund with the report at least once every three months after getting the confirmation thereof from the trustee company or the asset custody company: Provided, That the same shall not apply to a case where indirect investors are frequently changed and the case that is prescribed by the Presidential Decree as being not feared to undermine the interests of indirect investors.

      (2) Every asset management company shall enter the matters falling under each of the following subparagraphs in the report on the operation of assets referred to in paragraph (1):

       1. The base price of assets, liabilities and indirect investment securities of the relevant indirect investment fund as of the day falling under each of the following items (hereafter in this Article referred to as the "base day"):

            (a) The day on which 3 months expire from the day on which the accounting period commences;

            (b)   The last day of the accounting period;

            (c) The day on which the contract period of trust expires or the period of existence of the investment company expires; and

            (d) The day on which the trust contract is terminated or the day on which the investment company is dissolved;

       2. A summary of the past operation and the state of profit and loss during the operational period (hereafter in this Article referred to the "relevant operational period") ranging from the immediately preceding base day (referring to the first day on which the relevant indirect investment fund is raised or established if the immediately preceding base day is not in existence) to the relevant base day;

       3. The ratio of the appraised amount of assets by kinds belonging to the indirect investment fund and the ratio of the total amount of the in- direct investment property as of the base day;

       4. The total number of stocks that are sold and bought, the amount of such trading and the turnover rate of such trading during the relevant operational period; and

       5.   Other matters prescribed by the Presidential Decree.

      (2) Necessary matters concerning the time for and ways of furnishing the report on the operation of assets referred to in paragraph (1) and the defrayment of expenses, etc. shall be prescribed by the Presidential Decree.

ARTICLE 122 (OCCASIONAL PUBLICATION)

      Every asset management company of investment trust or every investment company shall publish without delay the matters falling under any of the following subparagraphs after the grounds thereof accrue under the conditions as prescribed by the Presidential Decree:

      1.    The alteration of professional manpower in charge of operation;

      2. The deferment of repurchases or decision on the resumption of repurchase and the grounds thereof;

      3. In the event that dead assets prescribed by the Presidential Decree occur, the details thereof and the depreciation rate thereof;

      4. Details of the resolution passed by the general meeting of beneficiaries or the general meeting of stockholders; and

      5.    Other matters prescribed by the Presidential Decree.

ARTICLE 123 (TRUSTEE COMPANY REPORT AND ASSET CUSTODY COMPANY REPORT)

      (1) Every trustee company and every asset custody company shall prepare a trustee company report and an asset custody company report that each contain the matters falling under each of the following subparagraphs within 2 months from the date on which the accounting period of the indirect investment fund expires and furnish them to indirect investors:
      Provided, That the same shall not apply to a case where indirect investors are changed occasionally and the possibility of undermining the interests of indirect investors is slim, which are prescribed by the Presidential
      Decree: <Amended by Act No. 7221, Oct. 5, 2004>

       1. The alteration of important matters in the terms and conditions of trust or the articles of incorporation of the investment company;

       2.    The alteration of professional manpower in charge of operation;

       3. The details of the resolutions passed by the general meeting of beneficiaries or the general meeting of stockholders;

       4. The matters provided for in each subparagraph of Article 132 (1); and 5. Other matters prescribed by the Presidential Decree.

      (2) Every trustee company and every asset custody company shall submit the trustee company report and the asset custody company report referred to in paragraph (1) to the Financial Supervisory Commission and the Asset Operation Association under the conditions as prescribed by the Presidential Decree.

      (3) Necessary matters concerning the time and methods of furnishing the trustee company report and the asset custody company report referred to in paragraph (1) and the defrayment of expenses, etc. shall be prescribed by the Presidential Decree. <Newly Inserted by Act No. 7221, Oct. 5, 2004>

ARTICLE 124 (REPORT ON AND PUBLICATION OF INDIRECT INVESTMENT PROPERTY)

      (1) Every asset management company of investment trust and every investment company shall each submit the quarterly business report on the indirect investment property to the Financial Supervisory Commission and the Asset Operation Association under the conditions as prescribed by the Presidential Decree.

      (2) Every asset management company of investment trust shall submit the document on the settlement of accounts with respect to the trust property to the Financial Supervisory Commission and the Asset Operation Association within 2 months from the date on which the grounds falling under each of the following subparagraphs accrue under the conditions as prescribed by the Presidential Decree:

       1. The expiration of the accounting period of the investment trust property;

       2. The expiration of the trust contract period of the investment trust; and

       3.    The termination of the investment trust.

      (3) The Financial Supervisory Commission and the Asset Operation Association shall, upon receiving the documents submitted in accordance with paragraphs (1) and (2), and Articles 99 (2) and 117 (2), make such documents accessible to indirect investors for perusal.

      (4) The Asset Operation Association shall compare operational records that contain details of change in the value of net assets of each indirect investment property and publish the findings of such comparison under the conditions as prescribed by the Presidential Decree.

ARTICLE 125 (PERUSAL OF BOOKS AND DOCUMENTS)

      (1) Every indirect investor may ask in a written statement citing reasons any asset management company, any investment company and any selling company for the perusal of books and documents on the indirect investment property, which are all related to the relevant indirect investor or for the delivery of certified or abridged copies of such books and documents during its business hours, and such asset management company, such investment company and such selling company shall not refuse to comply with the request unless the justifiable grounds prescribed by the Presidential Decree exist that make it impossible for them to do so.

      (2) Necessary matters concerning the scope of books and documents, etc. subject to the perusal or the request for the delivery of certified or abridged copies thereof shall be prescribed by the Presidential Decree.

ARTICLE 126 (PREPARATION AND KEEPING OF BOOKS AND DOCUMENTS)

      Every asset management company, every investment company, every trustee company, every asset custody company, every selling company and every general administration management company shall prepare and keep books and documents related to its business as prescribed by the Financial Supervisory Commission.

ARTICLE 127 (PUBLICATION OF EXERCISE OF VOTING RIGHT)

      (1) Every asset management company of investment trust or every investment company (referring to the asset management company in the event that the exercise of the voting right is entrusted with the asset management company; hereafter in this Article the same shall apply) shall, if it exercises the voting right on the stock that is the indirect investment property in accordance with Article 94, publish details of the exercise of the voting right according to the classification falling under each of the following subparagraphs. In this case, necessary matters concerning procedures, etc. for the publication shall be prescribed by the Presidential Decree:

       1. In the event that the voting right is exercised on the matters concerning a change in the management right such as merger, the transfer and acquisition by transfer of business, the appointments and dismissals of officers, a change in the articles of incorporation, etc.: specific details of the exercise of the voting right;

       2. In the event that the voting right is exercised on any corporation subject to the publication of the voting right: specific details of the exercise of the voting right; and

       3. In the event that the voting right is not exercised on any corporation subject to the publication of the voting right: specific reasons for not exercising the voting right.

      (2) Every asset management company of investment trust and every investment company shall, when they publish matters concerning whether they exercise their voting rights under paragraph (1), publish materials that is prescribed by the Presidential Decree as being necessary for indirect investors to grasp the appropriateness, etc. of whether they exercise their voting rights.

SECTION 10 CUSTODY AND MANAGEMENT OF INDIRECT INVESTMENT PROPERTY

ARTICLE 128 (ENTRUSTMENT OF CUSTODY AND MANAGEMENT OF INDIRECT INVESTMENT PROPERTY, ETC.)

      (1) Every asset management company of investment trust shall entrust any trustee company with the custody and management of the investment trust property.

      (2) Every investment company shall entrust any asset custody company with the custody and management of the investment company property. In this case, the asset custody company shall not be any corporate director of the relevant investment company or any affiliate of the relevant investment company.

      (3) The trustee company or the asset custody company that is entrusted with the indirect investment property under paragraphs (1) and (2) shall manage the indirect investment property by the indirect investment fund, explicitly indicating the fact that the property is the indirect investment property and its truster.

ARTICLE 129 (OBLIGATION OF TRUSTEE COMPANY TO MANAGE WITH CARE OF GOOD MANAGER, ETC.)

      (1) Every trustee company or every asset management company shall sincerely perform its business with the care of a good manager for indirect investors in accordance with the Acts and subordinate statutes, the terms and conditions of trust, the articles of incorporation of the investment company, the investment prospectus, the trust contract or the asset custody entrustment contract.

      (2) Every trustee company or every asset management company shall be prohibited from being get involved in transactions between the entrusted indirect investment property and its own property or other entrusted indirect investment property: Provided, That the same shall not apply to the case that is prescribed by the Presidential Decree as being necessary to operate the indirect investment property efficiently.

      (3) Every trustee company or every asset management company shall be prohibited from using information on the operation (including the operation related to the business that is permitted under the Trust Business Act and other Acts) of the entrusted assets of the indirect investment fund for the purpose of operating its own property and the sales of indirect investment securities in which it is involved.

      (4) Necessary matters concerning restrictions, etc. on the use of the information referred to in paragraph (3) shall be prescribed by the Presidential Decree.

ARTICLE 130 (SEPARATE MANAGEMENT OF INDIRECT INVESTMENT PROPERTY)

      (1) Every trustee company or every asset management company shall manage the indirect investment property separately from its own property, other indirect investment property and the property, the custody of which is entrusted by a third party.

      (2) Every trustee company or every asset management company shall deposit investment securities prescribed by the Presidential Decree by the indirect investment fund, separately from its own property, from among indirect investment properties in custody, in the Korea Securities Depository.

      (3) In the event that any asset management of investment trust or any investment company gives instructions necessary for effecting the acquisition and sale of assets, etc. or the custody and management of assets to any trustee company or any asset custody company, the relevant trustee company or the relevant asset management company shall implement such instructions by each indirect investment fund under the conditions as prescribed by the Presidential Decree.

ARTICLE 131 (OVERSEEING OF OPERATIONAL ACT, ETC.)

      (1) Every trustee company of investment trust shall confirm whether operational instructions given by any asset management company are in violation of the Acts and subordinate statutes, the terms and conditions of trust or the investment prospectus under the conditions as prescribed by the Presidential Decree and if any violation is confirmed, ask the relevant asset management company to withdraw, change or correct such operational instructions.

      (2) Every asset custody company of the investment company shall confirm whether the operational act of the asset management company is in violation of the Acts and subordinate statutes, the articles of incorporation of the investment company or the investment prospectus under the conditions as prescribed by the Presidential Decree and if any violation is confirmed, report such violation to the supervisory directors of the investment company.

      (3) The supervisory directors of the investment company shall, upon receiving the report referred to in paragraph (2) from the asset custody company, ask the asset management company to correct such operational act.

      (4) In the event that the asset management company fails to implement the request within 3 business days, the supervisory directors of the trustee company of investment trust or the investment company shall report the fact to the Financial Supervisory Commission and publish related contents under the conditions as prescribed by the Presidential Decree: Provided, That in the event that the supervisory directors of the investment company fail to perform the business of reporting the fact to the Financial Supervisory Commission or making the publication, the asset custody company shall perform such business. <Amended by Act No. 7221, Oct. 5, 2004>

      (5) The asset management company may raise an objection to the Financial Supervisory Commission with respect to the request referred to in paragraph (1) or (3). In this case, parties concerned shall follow any decision made by the Financial Supervisory Commission according to the standards prescribed by the Presidential Decree.

      (6) In the event that the trustee company of investment trust makes the request referred to in paragraph (1) or the asset custody company of the investment company asks for furnishing books or documents necessary to make the report referred to in paragraph (2), the asset management company shall comply with the request unless the justifiable grounds exist that make it impossible for the company to do so.

ARTICLE 132 (MATTERS REQUIRED TO BE CONFIRMED BY TRUSTEE COMPANY AND ASSET CUSTODY COMPANY)

      (1) Every trustee company and every asset custody company shall confirm the matters falling under each of the following subparagraphs in connection with the indirect investment property:

       1. Whether the investment prospectus is in conformity with the Acts and subordinate statutes, the terms and conditions of trust or the articles of incorporation of the investment company or not;

       2. Whether the appraisal of the indirect investment property, which is performed in accordance with Article 95 (1), is fair or not;

       3. Whether the calculation of the base price provided for in Article 96 (1) is appropriate or not;

       4. Details of the implementation of the correction request, etc. that is made by the asset management company in accordance with Article 131 (1) and (3); and

       5.    Other matters prescribed by the Presidential Decree.

      (2) Every trustee company and every asset custody company may, if it is necessary to confirm the matters referred to in paragraph (1), ask the asset management company or the investment company to submit related materials. In this case, the asset management company or the investment company shall comply with the request unless the justifiable grounds exist that make it impossible for it to do so.

      (3) Matters concerning the time for, the procedures for and the scope of, etc. confirming the matters referred to in paragraph (1) shall be prescribed by the Ordinance of the Ministry of Finance and Economy.

ARTICLE 133 (LIABILITY OF TRUSTEE COMPANY, ETC.)

      The provisions of Article 19 shall apply mutatis mutandis to the liability of the trustee company or the asset custody company.

        CHAPTER IV. SPECIAL RULES GOVERNING FINANCIAL INSTITUTIONS, ETC.
                            BY OTHER ACTS

ARTICLE 134 (SPECIAL RULES GOVERNING BANKS)

      (1) Any person who is a financial institution incorporated under the Banking Act and is licensed to operate the asset management company (hereinafter referred to as the "bank") may run only the business provided for in Article 4 (2) 1 and 2.

      (2) The bank may sell the beneficial securities of investment trust it operates. In this case, the bank shall be deemed the selling company incorporated under this Act.

      (3) The bank shall be prohibited from performing the act falling under each of the following subparagraphs in connection with the operation of the investment trust property:

       1. The act of becoming the trustee company of investment trust it operates;

       2.    The act of acquiring beneficial securities using its own property;

       3. The act of using the information on the investment trust property of investment trust it operates for the purpose of selling;

       4. The act of selling the beneficial securities of investment trust it operates through other financial institution incorporated under the Banking Act; and

       5. The act of establishing the indirect investment fund prescribed by the Presidential Decree from among the indirect investment funds that are established according to the classification provided for in Article 27.

      (4) The bank that runs the business of the trustee company or the asset custody company in accordance with Article 23 (2) or 24 (2) shall be prohibited from using information on the indirect investment property of indirect investment fund, whose operation is entrusted to the bank, for operating the indirect investment property it operates.

      (5) The bank that runs the business of the general administration management company in accordance with Article 25 (2) shall be prohibited from using information on the indirect investment company, whose operation is entrusted to the bank, for operating the indirect investment property it operates or for selling indirect investment securities it sells.

      (6) The bank that runs the business of sales in accordance with Article 26
      (2) shall be prohibited from using information on the indirect investment property of indirect investment securities it sells for operating the indirect investment property it operates or for selling the beneficial securities of investment trust it operates.

      (7) In the event that the bank runs the business of the asset management company, the trustee company, the asset custody company or the general administration management company in accordance with the provisions of this Act, the bank shall have its officers (including directors, auditors and other persons who are prescribed by the Presidential Decree as being virtually equivalent to the former in their positions; hereafter in this paragraph the same shall apply), be prohibited from getting its officers or employees to concurrently perform the business falling under each of the following subparagraphs, and create a system by which the joint use of data processing equipment or the joint use of offices is prohibited, the exchange of information between officers and employees who are engaged in other business is restricted and the friction of interests is prevented:
      Provided, That in the case of officers, they may concurrently perform the business referred to in paragraphs 2 through 4 and the business that is prescribed by the Presidential Decree as being virtually not in conflict of interest with the business referred to in subparagraphs 2 through 4 from among the businesses referred to in subparagraph 1, and the business referred to in subparagraphs 2 through 4, and also concurrently perform the businesses referred to in subparagraphs 3 and 4: <Amended by Act No. 7221, Oct. 5, 2004>

       1. The business provided for in the Banking Act (excluding the business referred to in subparagraphs 2 through 4);

       2.    The business of the asset management company;

       3.    The business of the trustee company or the asset custody company;
             and

       4.    The business of the general administration management company.

      (8) The provisions of Articles 4 (3), 8, 9 (3) 2, 10 through 14, 15 (excluding officers and employees engaged in the business referred to in Article 4 (2) 1 and 2) through 18 (limited to the business other than the business referred to in Article 4 (2) 1 and 2), 20 (excluding paragraph (1) 1 and 2) and 22 shall not apply to the bank. <Amended by Act No. 7221, Oct. 5, 2004>

      (9) The bank shall set up the indirect investment asset operation committee composed of three officers (including 2 outside directors) of the bank for decision making related to the management business, who do not perform the business referred to in paragraph (7) 1, 3 and 4. In this case, necessary matters concerning the operation, etc., of the indirect investment asset operation committee shall be prescribed by the Presidential Decree. <Amended by Act No. 7221, Oct. 5, 2004>

      (10) The system by which the friction of interests can be prevented under paragraph (7), the matters concerning the restrictions on the joint act under Article 20 (1) 2 and other necessary matters shall be prescribed by the Presidential Decree.

ARTICLE 135 (SPECIAL RULES GOVERNING INSURANCE COMPANY)

      (1) Any person who is an insurance company incorporated under the Insurance Business Act, which is licensed to operate an asset management company in accordance with Article 4 (1) (hereinafter referred to as the "insurance company") may run only the business provided for in Article 4
      (2) 1 and 2. In this case, the business provided for in Article 4 (2) 1 and 2 shall be limited to the special account provided for in Article 108
      (1) 3 and the special account shall be deemed the investment trust established under this Act.

      (2) The insurance company shall, if it runs the business of the asset management company or the general administration management company in accordance with the provisions of this Act, have its officers (excluding any officer in charge of the investment trust property that is operated in ways prescribed by the Presidential Decree and including any director, any auditor and other persons who are prescribed by the Presidential Decree as being equal to the former in their positions; hereafter in this paragraph the same shall apply), be prohibited from getting any of its officers or employees to work concurrently for the business falling under each of the following subparagraphs, and create a system by which the joint use of data-processing equipment or the joint use of offices is prohibited, the exchange of information between officers and employees who are engaged in other business is restricted and the friction of interests is prevented:
      Provided, That in the case of officers, they may concurrently perform the business that is prescribed by the Presidential Decree as being virtually not in conflict of interest with the business referred to in subparagraph 2 or 3 from among the business referred to in subparagraph 1 and the business referred to in subparagraph 2 or 3: <Amended by Act No. 7221, Oct. 5, 2004>

       1. The business provided for in the Insurance Business Act (excluding the business referred to in subparagraphs 2 and 3);

       2.    The business of the asset management company; and

       3.    The business of the general administration management company.

      (3) Notwithstanding the provisions of Article 87, with respect to the insurance company, the ways of operating the investment trust property may be prescribed otherwise by the Presidential Decree.

      (4) The provisions of Article 134 (3) (limited to subparagraph 3), (5),
      (6), and (8) shall apply mutatis mutandis to the insurance company.

      (5) The provisions of Articles 26 (3), 28 (2) 2 and 6, 29 through 33, 35, 47 through 50, 55 through 57, 59 (1) 1, 60 through 74, 102 (1), and 104 through 109, subparagraph 4 of Article 122, and Articles 123 (1) 3, 124, 167, 170, and 175 through 177 shall not apply to the investment trust operated by the insurance company.

      (6) The system by which the friction of interests can be prevented, which is referred to in paragraph (2), matters concerning restrictions on the joint act provided for in Article 20 (1) 2 and other necessary matters shall be prescribed by the Presidential Decree.

ARTICLE 136 (SPECIAL RULES GOVERNING MERCHANT BANKS)

      (1) Any person who is a merchant bank incorporated under the Merchant Banks Act, which is licensed to operate an asset management company in accordance with Article 4 (1) (hereinafter referred to as the "merchant bank") may run only the business provided for in Article 4 (2) 1 and 2.

      (2) The merchant bank may sell the beneficial securities of investment trust it operates. In this case, the merchant bank shall be deemed the selling company incorporated under this Act.

      (3) The provisions of Articles 134 (3) (limited to subparagraphs 2 and 3),
      (5), (6) and (8) and 135 (2) shall apply mutatis mutandis to the merchant bank. In this case, the "bank" and the "insurance company" shall be deemed the "merchant bank" and the "business provided for in the Insurance

      Business Act" shall be deemed the "business provided for in the Merchant Banks Act (excluding the business provided for in this Act)".

      (4) The system by which the friction of interests can be prevented under paragraph (3), matters concerning restrictions on the joint act provided for in Article 20 (1) 2 and other necessary matters shall be prescribed by the Presidential Decree.

                CHAPTER V. SPECIAL INDIRECT INVESTMENT FUND, ETC.

ARTICLE 137 (EXCHANGE TRADED INDIRECT INVESTMENT FUND)

      (1) The incorporators of the asset management company of investment trust or the investment company (hereafter in this Chapter referred to as the "asset management company, etc.") may set up or establish the in- direct investment fund (hereinafter referred to as the "exchange traded indirect investment fund") that meets the requirements falling under each of the following subparagraphs:

       1. The fund is required to aim to link its operation to changes in index numbers that meet the requirements prescribed by the Presidential Decree from among the index numbers comprehensively showing the price levels of many items according to items of securities;

       2. The fund is required to permit the repurchase of beneficial securities or the stock of the investment company; and

       3. The fund is required to list its beneficial securities or the stock of the investment company in the securities market or have them registered with the KOSDAQ within 30 days from the date on which the relevant investment trust is established or the relevant investment company is incorporated.

      (2) The provisions of Articles 62 through 68, the provisos of Article 94
      (1) and (2) and Article 121 of this Act, and the provisions of Articles 54 3 (1) 1 and 4, 188, 189-2 (1) (latter part) and (3) through (6), and 200 2 of the Securities and Exchange Act shall not apply to the exchange traded indirect investment fund.

      (3) Any selling company prescribed by the Presidential Decree that is involved in the business of selling and buying investment securities or selling and buying them on commission shall be deemed to have its discretionary investment business registered in connection with its business in accordance with Article 145 (1).

      (4) The establishment of the exchange traded indirect investment fund, the sale, repurchase, listing and registration, delisting and registration revocation of indirect investment securities, the publication of assets held, etc. and other necessary matters shall be prescribed by the Presidential Decree. <Amended by Act No. 7221, Oct. 5, 2004>

ARTICLE 138 (CLASS-TYPE INDIRECT INVESTMENT FUND)

      (1) Notwithstanding the provisions of Articles 47 and 53 (1), the asset management company, etc. may create or establish an indirect investment fund (hereinafter referred to as the "class-type indirect investment fund") that issues various items of indirect investment securities each of whose base prices are different on the grounds of a difference of remunerations and commissions imposed to the indirect investment fund.

      (2) In the event that a resolution required to be passed at the general meeting of beneficiaries or the general meeting of stockholders is interested only in the indirect investors of specific items of indirect investment securities under this Act and the Commercial Act, the class-type indirect investment fund may hold a general meeting that is attended only by the indirect investors involved in such specific items of indirect investment securities. In this case, in the mutatis mutandis application of the provisions of Article 71 (2), the "total share number of the issued beneficial securities" shall be deemed the "total share number of the relevant item of the issued beneficial securities" and in the mutatis mutandis application of the provisions of Article 75 (2), the "total number of the issued stock" shall be deemed the "total number of the issued stock of the relevant item". <Amended by Act No. 7221, Oct. 5, 2004>

      (3) The establishment of the class-type indirect investment fund, the issuance, sale and repurchase of indirect investment securities and other necessary matters concerning the class-type indirect investment fund shall be prescribed by the Presidential Decree.

ARTICLE 139 (TRANSFER-TYPE INDIRECT INVESTMENT FUND)

      (1) The asset management company, etc. may create or establish an in-direct investment fund (hereafter in this Article referred to as the "transfer- type indirect investment fund") that grants indirect investors the right to transfer indirect investment securities held by indirect investors of each indirect investment fund to the indirect investment securities of other indirect investment fund in accordance with the terms and conditions of trust or the articles of incorporation that are commonly applied to indirect investment funds.

      (2) The transfer of indirect investment securities and other necessary matters concerning the transfer-type indirect investment fund shall be prescribed by the Presidential Decree.

ARTICLE 140 (MOTHER-CHILD-TYPE INDIRECT INVESTMENT FUND)

      (1) The asset management company, etc. may create or establish an in-direct investment fund (hereafter in this Article referred to as the "child- type indirect investment fund") that acquires indirect investment securities issued by other indirect investment fund (hereafter in this Article referred to as the "mother-type indirect investment fund"). In this case, the asset management company of the child-type indirect investment fund shall be the same as the asset management company of the mother-type indirect investment fund.

      (2) The child-type indirect investment fund shall be prohibited from acquiring indirect investment securities other than indirect investment securities issued by the mother-type indirect investment fund.

      (3) The establishment of the mother-type indirect investment fund and the child-type indirect investment fund (hereafter in this Article referred to as the "other-child-type indirect investment fund"), the sale and repurchase of indirect investment securities and other necessary matters concerning the mother-child-type indirect investment fund shall be pre-scribed by the Presidential Decree.

ARTICLE 141 (SECURITIES INVESTMENT COMPANY FOR CORPORATE RESTRUCTURING)

      (1) The provisions of Article 88 (1) shall not apply to any investment company that is incorporated for the purpose of supporting the corporate restructuring and meets the requirements falling under each of the following subparagraphs (hereinafter referred to as the "securities investment company for corporate restructuring"): <Amended by Act No. 7221, Oct. 5, 2004>

       1. It is required to invest in securities that are prescribed by the Presidential Decree as being issued by a company, which does not belong to a business group prescribed by the Presidential Decree from among the business groups provided for in the Monopoly Regulation and Fair Trade Act in excess of the ratio prescribed by the Presidential Decree of the investment company property;

       2. The existence period of every investment company is required to be not less than one year in excess of the period prescribed by the Presidential Decree; and

       3.    It is required not to be an open-type investment company.

      (2) Any foreign asset management company under Article 156 (1) that meets the requirements referred to in each subparagraph of Article 5 (1) may be entrusted with the operation of assets of the securities investment company for corporate restructuring without opening any branch office or any business place, notwithstanding the provisions of Article 156.

      (3) Necessary matters concerning the operation of the investment company property of any securities investment company for corporate restructuring by any foreign asset management company under paragraph (2) shall be prescribed by the Presidential Decree.

ARTICLE 142 (SECURITIES INVESTMENT COMPANY FOR BUSINESS TAKEOVER)

      (1) In the event that any investment company that is incorporated for the purpose of making other company its affiliate from among the indirect investment funds whose stocks are privately offered under Article 175 (1) (hereinafter referred to as the "securities investment company for business takeover") exercises its voting right on the stock it holds, the provisions of Articles 94 (1) through (3) and 127 shall not apply thereto.

      (2) In the event that any securities investment company for business takeover belonging to a business group prescribed by the Presidential Decree (hereinafter referred to as "conglomerate") from among business groups provided for in the Monopoly Regulation and Fair Trade Act makes other company its affiliate, such securities investment company for business takeover shall sell the stock of other company within 5 years from the date on which such securities investment company for business takeover makes other company its affiliate. <Amended by Act No. 7221, Oct. 5, 2004>

      (3) In the event that any securities investment company for business takeover acquires any stock for the purpose of making other company its affiliate, such securities investment company for business takeover shall be prohibited from selling the relevant stock within 6 months from the date on which it acquires the stock and every securities investment company for business takeover belonging to any conglomerate shall be prohibited from acquiring any stock that is issued by its affiliate.

      (4) In the application of Article 77, every securities investment company for business takeover may select and appoint any person (including any corporation) who is not an asset management company as a director instead of a corporate director and the provisions of Article 81 shall apply mutatis mutandis to such director.

      (5) In the event that any securities investment company for business takeover selects and appoints any director who is not an asset management company, the "corporate director" provided for in the provisions of Articles 78 through 80, 99 and 112 (2) and the "asset management company" provided for in the provisions of Article 131 (2) through (6) shall be each deemed the "director" other than the supervisory director who is selected and appointed otherwise under paragraph (4), and the "asset management company" provided for in Articles 87, 88 (1) 1, 91, 92, 95, 121 and 154 (3) shall be deemed the "investment company".

      (6) The provisions of Article 43 (2) shall not apply to every securities investment company for business takeover.

      (7) The operation of assets by every securities investment company for business takeover, the equity investment limit on every securities investment company for business takeover and other necessary matters concerning the securities investment company for business takeover shall be prescribed by the Presidential Decree.

ARTICLE 143 (SPECIAL CASE FOR REAL ESTATE INDIRECT INVESTMENT FUND AND ACTUAL INDIRECT INVESTMENT FUND)

      (1) The real estate indirect investment fund and the actual indirect investment fund provided for in subparagraphs 3 and 4 of Article 27 shall be made the repurchase-prohibited investment trust or the repurchase-prohibited investment company except the case that is prescribed by the Presidential Decree as being not feared to undermine the interests of indirect investors.

      (2) Every asset management company may, when it operates the real estate indirect investment fund, lend funds using the indirect investment property under the conditions as prescribed by the Presidential Decree and borrow funds notwithstanding the provisions of Article 89 (2).

      (3) Every asset management company shall, if it acquires or disposes of any real estate using the indirect investment property of the real estate indirect investment fund, prepare and keep a report on the on-the-spot survey of the current state of the relevant real estate and its transaction price, etc. under the conditions as prescribed by the Presidential Decree.

      (4) Every asset management company shall, if it intends to invest in any real estate development project using the indirect investment property of the real estate indirect investment fund, develop a business program under the conditions as prescribed by the Presidential Decree and have such program confirmed by any appraisal and assessment business operator provided for in the Public Notice of Values and Appraisal of Real Estate Act. <Amended by Act No. 7335, Jan. 14, 2005>

      (5) In the event that the real estate indirect investment fund is established as the investment trust, in the application of Article 123 of the Registration of Real Estate Act, the names of beneficiaries may not be entered in a written statement attached to a written application filed for the registration of trust. <Amended by Act No. 7221, Oct. 5, 2004>

      (6) Every asset management company shall, if it establishes a real estate indirect investment fund that is an investment company, make an investment in real estate within the scope of 70/100 of the property of such investment company. <Newly Inserted by Act No. 7221, Oct. 5, 2004>

      (7) The actual indirect investment fund that makes any ship subject to investment under the Ship Investment Company Act from among actual indirect investment funds shall be established as an investment trust.

ARTICLE 144 (SPECIAL CASE FOR DERIVATIVE INDIRECT INVESTMENT FUND)

      (1) The appraised amount of risk that may accrue from the operation of exchange traded derivatives or over-the-counter derivatives with in-direct investment property of derivative indirect investment fund by any asset management company of investment trust or any investment company shall not exceed the standards that are set by the Presidential Decree.
      <Amended by Act No. 7221, Oct. 5, 2004>

      (2) Every asset management company of investment trust or every investment company shall, when it operates the indirect investment property of the relevant derivative indirect investment fund on exchange-traded derivatives or over-the-counter derivatives, publish the indexes on the risk prescribed by the Presidential Decree to investors.

      (3) Every asset management company of investment trust or every investment company shall, if it operates the indirect investment property of the relevant derivative indirect investment fund on over-the-counter derivatives, develop ways to put any risk in control, which may accrue from the operation of over-the-counter derivatives and report such ways to the Financial Supervisory Commission in advance after obtaining the confirmation thereof from the trustee company and the asset custody company.

      (4) Ways of calculating the risk referred to in paragraphs (1) through
      (3), ways and procedures for publishing such risk and necessary matters concerning the risk control shall be prescribed by the Presidential Decree.

                        CHAPTER V-2. PRIVATE EQUITY FUND

ARTICLE 144-2 (ESTABLISHMENT, ETC. OF PRIVATE EQUITY FUND)

      (1) The establishment of every private equity fund shall meet the requirements falling under each of the following subparagraphs:

       1. The number of persons who are solicited to become partners is required to be not more than 50; and

       2. Persons are required not to be solicited to become partners in the way that is recognized by many and unspecified persons, which is prescribed by the Presidential Decree.

      (2) Every private equity fund that is established in accordance with paragraph (1) (hereinafter referred to as the "private equity fund") shall be prohibited from opening any office of business except its principal office and hiring any employee or keeping any standing officer employed on its payroll.

      (3) Every private equity fund shall use the letters "specialization in the private equity" in its firm name and anyone who is not a private equity fund established under this Act shall be prohibited from using the name "specialization in the private equity" or any other similar name.

      (4) The provisions governing limited partnership companies in the Commercial Act shall apply to every private equity fund except those as especially provided for in this Act: Provided, That the provisions of Articles 198, 217 (2), 224, 274 and 286 of the Commercial Act shall not apply to any private equity fund.

      [This Article Newly Inserted by Act No. 7221, Oct. 5, 2004]

ARTICLE 144-3 (PARTNERS)

      (1) The partners of every private equity fund shall consist of not less than one general partner and not less than one limited partner and the total number of partners shall not exceed 30.

      (2) In the calculation of the total number of partners referred to in paragraph (1), if any other indirect investment fund, etc. holds not less than 10/100 of the equity of any private equity fund, the number of shareholders, beneficiaries or employees of such indirect investment fund, etc. shall be added up to such calculation.

      (3) Anyone who is prescribed by the Presidential Decree shall be excluded from calculating the total number of partners referred to in paragraph (1) and from calculating the number of persons who are solicited to become partners in accordance with Article 144-2 (1) 1.

      (4) Every company may become a general partner of any private equity fund, notwithstanding the provisions of Article 173 of the Commercial Act.

      (5) Every limited partner shall be prohibited from influencing the exercise of voting right on shares or equity that are the property of the relevant private equity fund.

      [This Article Newly Inserted by Act No. 7221, Oct. 5, 2004]

ARTICLE 144-4 (EQUITY INVESTMENT BY PARTNERS)

      (1) The equity investment by partners of every private equity fund shall be made only in cash or check: Provided, That when the objective appraisal of values is possible, the interests of partners are not feared to be undermined and the consent of all partners is obtained, such equity investment may be made in securities.

      (2) The minimum value of the equity investment by limited partners shall be an amount prescribed by the Presidential Decree within the limit of 10 billion won.

      (3) The Korea Development Bank that is established under the Korea Development Bank Act and the Industrial Bank of Korea that is established under the Industrial Bank of Korea Act may each make equity investment in any private equity fund within the scope in conformity with the purposes of their establishments.

      (4) Necessary matters concerning methods of and procedures for making equity investment by partners shall be prescribed by the Presidential Decree.

      [This Article Newly Inserted by Act No. 7221, Oct. 5, 2004]

ARTICLE 144-5 (ARTICLES OF INCORPORATION AND ESTABLISHMENT REGISTRATION OF PRIVATE EQUITY FUND)

      (1) The matters falling under each of the following subparagraphs hall be entered in the articles of incorporation of every private equity fund and all of the partners shall subscribe their names and affix their seals or put their signatures to the articles of incorporation:

       1.    Objectives;

       2.    Firm name;

       3.    The location of the relevant fund;

       4. The purpose and price of equity investment made by each partner or standards for appraising the equity investment;

       5. The term of existence of the relevant fund (the term of existence shall be not more than 15 years from the date on which the establishment of the relevant fund is registered);

       6. If the grounds of the dissolution of the relevant fund are prescribed in the articles of incorporation, its contents;

       7. The names, resident registration numbers (the firm name and the registration number of business operator in the case of any company) and domiciles of partners;

       8.    The categorization of general partners and limited partners; and

       9.    The date on which the articles of incorporation is made.

      (2) Every private equity fund shall have the matters falling under each of the following subparagraphs registered:

       1.    Matters referred to in paragraph (1) 1 through 3, 5 and 6; and

       2. Names, resident registration numbers (the firm name and the registration number of the business operator in the case of any company) and domiciles of general partners.

      [This Article Newly Inserted by Act No. 7221, Oct. 5, 2004]

ARTICLE 144-6 (REGISTRATION OF PRIVATE EQUITY FUND)

      (1) Every private equity fund shall have the matters falling under each of the following subparagraphs, accompanied by documents prescribed by the Presidential Decree, registered with the Financial Supervisory Commission within 2 weeks from the date on which its establishment is registered:

       1.    Matters that is required to be registered under Article 144-5 (2);

       2.    Matters concerning partners in charge of performing the business;

       3.    The summary of the operation of the relevant private equity fund;
             and

       4.    Other matters prescribed by the Presidential Decree.

      (2) Any private equity fund shall, when it intends to change any matter registered under paragraph (1), have a change in such matter registered with the Financial Supervisory Commission within 2 weeks from the date on which it changes such matter.

      (3) The provisions of Article 41 (3) and (4) shall apply mutatis mutandis to the registration of every private equity fund and to any change in the registration. In this case, the "investment company" shall be deemed the "private equity fund" and the "shareholders" shall be deemed the "partners," respectively. [This Article Newly Inserted by Act No. 7221, Oct. 5, 2004]

ARTICLE 144-7 (METHODS OF OPERATING PROPERTY OF PRIVATE EQUITY FUND)

      (1) Every private equity fund shall operate its property according to the methods falling under any of the following subparagraphs (including the case of operating the property jointly with any other private equity fund under the conditions as prescribed by the Presidential Decree):

       1. The investment that is made in excess of 10/100 of the total number of shares issued and the total amount of equity investment made by any other company (excluding any investment company, any specific purpose company provided for in Article 144-9 and any other company prescribed by the

            Presidential Decree; hereafter in this Article the same shall apply);

       2. The investment that makes it possible to exercise the de facto control of major corporate governance matters and appointments and dismissals of officers, etc. of any other company in which such investment is made, notwithstanding the provisions of subparagraph 1;

       3. The investment (limited to a case where such investment is made for the purposes referred to in subparagraph 1 or 2) in investment securities (excluding shares and equity);

       4. The investment in exchange traded derivatives or over-the-counter derivatives prescribed by the Presidential Decree, which is made in order to avoid the risk of investment made in investment securities issued by any enterprise subject to the investment (referring to the enterprise in which any private equity fund or any specific purpose company provided for in Article 144-9 invests according to the methods referred to in subparagraph 1 or 2; hereafter in this Chapter the same shall apply);

       5. The investment in investment securities issued by any investment and loan company for infrastructure provided for in the Act on Private Participation in Infrastructure;

       6. The investment in shares and equity issued by any specific purpose company provided for in Article 144-9 (hereinafter referred to as a "specific purpose company"); and

       7. Other investment that is prescribed by the Presidential Decree as being corresponding to any of those referred to in subparagraphs 1 through 6.

      (2) Every private equity fund may operate its remaining property of each subparagraph of paragraph (1) according to the method falling under any of the following subparagraphs:

       1.    The method provided for in each subparagraph of Article 87 (3); and

       2. The method by which it invests its property equivalent to the ratio prescribed by the Presidential Decree in investment securities within the limit of 5/100 of its property.

      (3) Every private equity fund shall operate the amount of equity investment that is made by its partners in excess of the ratio prescribed by the Presidential Decree according to the methods referred to in paragraph (1) 1, 2, 5 or 6 (limited to a case where any specific purpose company invests according to the methods referred to in paragraph (1) 1, 2 or 5) within the period of not less than 6 months that is prescribed by the Presidential Decree from the date on which its partners make the equity investment: Provided, That the same shall not apply to a case where it is difficult to select any enterprise subject to its investment and approval for such exception is obtained from the Financial Supervisory Commission under the conditions as prescribed by the Presidential Decree.

      (4) Every private equity fund shall hold shares or equity issued by any enterprise subject to its investment for not less than 6 months from the date on which the investment referred to in paragraph (1) 1 or 2 is made and shall be prohibited from selling such shares and equity during the period of not more than 6 months: Provided, That the same shall not apply to a case where the continuous holding of such shares and equity is feared to unquestionably undermine the interests of partners or approval for selling them is obtained from the Financial Supervisory Com- mission under the conditions as prescribed by the Presidential Decree.

      (5) Every private equity fund shall hold shares or equity issued by any specific purpose company for not less then 6 months from the date on which it acquires them and shall be prohibited from selling them during the period of not more than 6 months: Provided, That the same shall not apply to a case where the continuous holding of such shares and equity is feared to unquestionably undermine the interests of partners and approval for selling them is obtained from the Financial Supervisory Commission under the conditions as prescribed by the Presidential Decree.

      (6) Every private equity fund shall, when shares or equity of any other company are not in conformity with the provisions of paragraph (1) 1 or 2 from the date on which it first acquires them from the other company to the date on which 6 months lapse, sell all of such shares or equity to any other person (excluding anyone who maintains an equity investment relationship with the relevant private equity fund and any other person who is under control of the same person by the latter's equity investment) under the conditions as prescribed by the Presidential Decree: Provided, That the same shall not apply to a case where it is difficult to sell such shares or equity and approval for such exception is obtained from the Financial Supervisory Commission under the conditions as prescribed by the Presidential Decree.

      (7) Necessary detailed matters concerning the calculation methods of the investment ratio of the property of every private equity fund and the operation of the property of every private equity fund shall be prescribed by the Presidential Decree.

      [This Article Newly Inserted by Act No. 7221, Oct. 5, 2004]

ARTICLE 144-8 (BORROWINGS OR DEBT GUARANTEE)

      Every private equity fund may borrow funds and guarantee the repayment of debts for any enterprise subject to its investment or any other person related to such enterprise in the event that the grounds falling under any of the following subparagraphs accrue. In this case, the total amount of borrowings and debt guarantee shall not exceed 10/100 of the property of the relevant private equity fund:

            1. Where it is inevitable to pay back the amount of equity investment to partners who leave from the fund;

            2. Where the fund necessary to be appropriated to operating expenses is temporarily short; and

            3. Where the fund necessary to invest in any enterprise subject to in- vestment is temporarily short.

      [This Article Newly Inserted By Act No. 7221, Oct. 5, 2004]

ARTICLE 144-9 (SPECIFIC PURPOSE COMPANY)

      (1) The term "specific purpose company" means the company that meets the requirements falling under each of the following subparagraphs:

            1. It is required to be a stock company or a limited-liability company that is each incorporated in accordance with the Commercial Act;

            2.    It is required to be aimed for the investment provided for in
                  Article 144-7 (1) 1 through 5 or 7;

            3. All of shareholders or partners of the specific purpose company are required to be the shareholders and partners of a private equity fund: Provided, That the same shall not apply to a case where the total number of shareholders of the specific purpose company and partners of the private equity fund is in excess of 30; and

            4. It is required not to open any office of business other than its principal office, to hire any employee or to keep any standing officer employed.

      (2) The provisions governing stock companies or limited-liability companies in the Commercial Act shall apply to specific purpose companies unless especially prescribed by this Act.

      (3) Every specific purpose company may borrow funds and guarantee the repayment of debts for any enterprise subject to its investment and any other person related to the enterprise subject to its investment. In this case, the total amount of borrowed funds and debt repayment guarantees shall not exceed the limitation set by the Presidential Decree.

      (4) The Provisions of Articles 144-3 (3), 144-7 (4), (6) and (7) and 144-15 shall apply mutatis mutandis to specific purpose companies.

      [This Article Newly Inserted by Act No. 7221, Oct. 5, 2004]

ARTICLE 144-10 (PARTNERS IN CHARGE OF PERFORMING BUSINESS, ETC.)

      (1) Every private equity fund shall appoint one or several partners of its general partners as a partner or partners in charge of performing the business according to the articles of incorporation. In this case, the partner in charge of performing the business shall each have the right and obligation to perform the business of the fund.

      (2) Every asset management company and every investment counsel company may become partners in charge of performing the business of any private equity fund, notwithstanding the provisions of Articles 14 and 146 (1).

      (3) Anyone who runs the business that is prescribed by any Acts and subordinate statutes governing the finance prescribed by the Presidential Decree may become a partner in charge of performing the business, notwithstanding the provisions of such Acts and subordinate statutes.

      (4) Every private equity fund may prescribe matters concerning the profit-loss distribution or the profit-loss order, etc. for partners in charge of performing the business in the articles of incorporation.

      (5) The provisions of Article 3 (3) shall not apply to partners in charge of performing the business.

      [This Article Newly Inserted by Act No. 7221, Oct. 5, 2004]

ARTICLE 144-11 (WORKING RULES GOVERNING PARTNERS IN CHARGE OF PER- FORMING BUSINESS)

      (1) Partners in charge of performing the business shall faithfully carry out their duties for their private equity fund in accordance with Acts and subordinate statutes and the articles of incorporation.

      (2) Partners in charge of performing the business (in the event that a corporation is a partner, the officers and employees of such corporation shall be prohibited from performing the act falling under subparagraphs 2 and 3) shall be prohibited from performing the act falling under each of the following subparagraphs:

            1. The act of executing transactions with any private equity fund (excluding a case where consent is obtained from all partners);

            2. The act of illegally soliciting anyone to become a partner by means of promising the guarantee of principal and a certain interest, etc.;

            3. The act of furnishing details of assets held by any private equity fund to anyone who is not a partner thereof without the consent of all partners for the purpose of ensuring the interests of some partners or any third party; and

            4. The act that is prescribed by the Presidential Decree as being feared to undermine the protection of the partners and the stability, etc. of the property of any private equity fund.

      (3) Every private equity fund shall make specific working rules that partners in charge of performing the business are required to observe in accordance with the provisions of paragraphs (1) and (2).

      (4) Every private equity fund shall, when it makes the working rules referred to in paragraph (3), make a report thereon to the Financial Supervisory Commission. The same shall apply to a case where it changes the working rules.

      (5) The Financial Supervisory Commission may, if the working rules on which a report is made under paragraph (4) are feared to violate Acts and subordinate statutes or to undermine the interests of partners, order the working rules changed or supplemented in its contents.

      [This Article Newly Inserted by Act No. 7221, Oct. 5, 2004]

ARTICLE 144-12 (OBLIGATION TO EXPLAIN, ETC. BY PARTNERS IN CHARGE OF PERFORMING BUSINESS)

      (1) Partners in charge of performing the business shall periodically pro-vide other partners with the financial statements, etc. of their private equity fund and any specific purpose company in which the former invests and explain matters concerning their operations and properties to other partners under the conditions as prescribed by the Presidential Decree.

      (2) Partners who are not partners in charge of performing the business may ask for the perusal of books and documents and the delivery of certified copies from the register or abridged copies from the register concerning the property of their private equity fund or the property of any specific purpose company in which the former invests only during the business hours.

      (3) In the event that partners in charge of performing the business are found to have performed the business in a seriously inappropriate manner or to have committed the serious act of violation while performing their business, partners who are not the partners in charge of performing the business may audit the businesses and the state of properties of their private equity fund and any specific purpose company in which the former invests after obtaining permission therefor from the Financial Supervisory Commission.

      [This Article Newly Inserted by Act No. 7221, Oct. 5, 2004]

ARTICLE 144-13 (REMUNERATIONS OF PARTNERS IN CHARGE OF PERFORMING BUSINESS)

      (1) Every private equity fund may remunerate partners in charge of performing the business with its property under the conditions as pre-scribed by the articles of incorporation.

      (2) Every private equity fund may pay partners in charge of performing the business bonuses in addition to the remunerations referred to in paragraph
      (1) according to their operating results under the conditions as prescribed by the articles of incorporation.

      [This Article Newly Inserted by Act No. 7221, Oct. 5, 2004]

ARTICLE 144-14 (MERGER AND TRANSFER OF EQUITY SHARES)

      (1) Every private equity fund shall be prohibited from merging with any other company (including any other private equity fund).

      (2) General partners of every private equity fund shall be prohibited from transferring their equity shares to any other person: Provided, That if the articles of incorporation prescribes the transfer of equity shares, any general partner may transfer his equity shares to any other person without dividing them after obtaining the consent thereof from all of the partners.

      (3) Limited partners of every private equity fund may transfer their equity shares to any other person without dividing them after obtaining the consent thereof from all of the general partners.

      (4) The equity shares may be transferred after dividing them within the scope of not exceeding 30 in the number of partners of every private equity fund, notwithstanding the provisions of the proviso of paragraph
      (2) and paragraph (3).

      [This Article Newly Inserted by Act No. 7221, Oct. 5, 2004]

ARTICLE 144-15 (RESTRICTIONS ON PRIVATE EQUITY FUND THAT IS AFFILIATE OF CONGLOMERATE, ETC.)

      (1) When any private equity fund that is an affiliate of any conglomerate or any private equity fund whose general partner is an affiliate of a conglomerate merges other company into its affiliate, such private equity fund shall sell its shares or equity of other company to anyone who is not an affiliate of a conglomerate within 5 years from the date on which such merger takes place.

      (2) Any private equity fund that is an affiliate of any conglomerate or any private equity fund whose general partner is an affiliate of any conglomerate shall be prohibited from acquiring shares or equities issued by such affiliates.

      [This Article Newly Inserted by Act No. 7221, Oct. 5, 2004]

ARTICLE 144-16 (RESTRICTIONS ON HOLDINGS OF FINANCIAL INSTITUTIONS UNDER BANKING
ACT)

      (1) In the event that any private equity fund falls under any case of the following subparagraphs, the fund shall be deemed a non-financial key player provided for in Article 2 (1) 8 of the Financial Holding Companies Act or Article 2 (1) 9 of the Banking Act:

            1. Where anyone falling under Article 2 (1) 8 (a) and (b) of the Financial Holding Companies Act or Article 2 (1) 9 (a) and (b) of the Banking Act is a limited partner of any private equity fund, who falls under any of the following items:

                  (a) Where he holds an equity in excess of 10/100 of the total amount of the equity investment of the relevant private equity fund; and

                  (b) Where he is the biggest equity investor by holding the equity of not less than 4/100 to not more than 10/100 of the total amount of the equity investment of the relevant private equity fund;

            2. Where anyone falling under Article 2 (1) 8 (a) and (b) of the Financial Holding Companies Act or Article 2 (1) 9 (a) and (b) of the Banking Act is a general partner of the relevant private equity fund; and

            3. Where the total equity of the relevant private equity fund, which is acquired by each affiliate belonging to other conglomerate, exceeds 30/100 of the total amount of the equity investment of the relevant private equity fund.

      (2) In the event any private equity fund falling under paragraph (1) acquires not less than 4/100 of shares or equity issued by any specific purpose company and exercises its control over the latter's corporate governance matters, including the appointments and dismissals of officers, etc., such specific purpose company shall be deemed a non-financial key player provided for in Article 2 (1) 8 of the Financial Holding Companies Act or Article 2 (1) 9 of the Banking Act.

      (3) When any private equity fund that does not fall under the provisions of paragraph (1) acquires not less than 4/100 of the total number of shares issued by any financial institution provided for in the Banking Act or by any bank holding company provided for in the Financial Holding Companies Act (including the time when the private equity fund that holds not less than 4/100 of the total number of shares acquires shares additionally or when a change takes place in its partners), such private equity fund shall report the matters falling under each of the following subparagraphs to the Financial Supervisory Commission within 5 days from the date on which such additional shares are acquired or such change takes place in the partners under the conditions as prescribed by the Presidential Decree:

            1. Names, resident registration numbers (in the case of a company, its firm name and business operator registration number) and domiciles of limited partners and general partners;

            2. The amount of the equity investment made by limited partners and general partners; and

            3.    Other matters prescribed by the Financial Supervisory
                  Commission.

      (4) When any private equity fund that does not fall under the provisions of paragraph (1) acquires not less than 4/100 of shares or equity of any specific purpose company that holds not less than 4/100 of the total number of shares issued by any financial institution provided for in the Banking Act or by any bank holding company provided for in the Financial Holding Companies Act (including the time when any private equity fund that holds not less than 4/100 of shares or equity of any specific purpose company acquires the shares or equity of such specific purpose company additionally or when a change takes place in the partners of such private equity fund), such private equity fund shall report the matters falling under each of the following subparagraphs to the Financial Supervisory Commission within 5 days from the date on which it acquires the shares or equity of the specific purpose company or a change takes place in the partners of such private equity fund under the conditions as prescribed by the Presidential Decree:

            1. Names, resident registration numbers (in the case of a company, its firm name and the business operator registration number) and domiciles of limited partners and general partners of the private equity fund;

            2. The amount of equity investment made by limited partners and general partners of the private equity fund; and

            3.    Other matters prescribed by the Financial Supervisory
                  Commission.

      [This Article Newly Inserted by Act No. 7221, Oct. 5, 2004]

ARTICLE 144-17 (SPECIAL CASE FOR REGULATING HOLDING COMPANIES)

      (1) In the event that any private equity fund or any specific purpose company meets the requirements provided for in Article 144-7 (1) 1 or 2, the provisions governing holding companies provided for in the Monopoly Regulation and Fair Trade Act shall not apply to such private equity fund or such specific purpose company by the date on which 10 years lapse from the date on which such requirements are met.

      (2) In the event that any private equity fund or any specific purpose company falls under the provisions of paragraph (1), such private equity fund or such specific purpose company shall report the fact to the Financial Supervisory Commission within 2 weeks from the date on which such requirements are met under the conditions as prescribed by the Presidential Decree and the Financial Supervisory Commission shall notify the Fair Trade Commission of the matter.

      (3) In the event that any private equity fund (including anyone who is not an affiliate of any conglomerate or a financial holding company from among general partners of the private equity fund) or any specific purpose company meets the requirements provided for in Article 144-7 (1) 1 or 2, such private equity fund or such specific purpose company shall not be deemed a financial holding company provided for in the Financial Holding Companies Act by the date on which 10 years lapse from the date on which the requirements are met: Provided, That in the event that any private equity fund or any specific purpose company is in control of not less than one financial institution prescribed by the Presidential Decree, the provisions of Articles 45 through 45-4 and 48 of the same Act shall apply mutatis mutandis to such private equity fund or such specific purpose company.

      (4) The provisions of Articles 45-2 through 45-4 of the Financial Holding Companies Act shall apply mutatis mutandis to a case where any company is a partner in charge of performing the business of any private equity fund. In this case, the "majority shareholder of the bank holding company" shall be deemed the "partner in charge of performing the business" or the "majority shareholder of the partner in charge of performing the business",

      (5) Any affiliate under the Financial Holding Companies Act may acquire the equity of any private equity fund, notwithstanding the provisions of
      Article 19 of the same Act.

      [This Article Newly Inserted by Act No. 7221, Oct. 5, 2004]

ARTICLE 144-18 (PROVISIONS APPLICABLE MUTATIS MUTANDIS TO PRIVATE EQUITY FUND)

      (1) The provisions of Articles 95 (2), 96 (1) and 97 shall apply mutatis mutandis to every private equity fund. In this case, the "indirect investment property" shall be deemed the "property of the private equity fund" and the "asset management company of investment trust and the investment company" shall be each deemed the "private equity fund",

      (2) The provisions of Articles 111 (1), 166, 173 and 174 shall apply mutatis mutandis to every private equity fund.

      [This Article Newly Inserted by Act No. 7221, Oct. 5, 2004]

                  CHAPTER VI. INVESTMENT COUNSEL BUSINESS, ETC.

ARTICLE 145 (INVESTMENT COUNSEL COMPANY)

      (1) Any person who intends to run the investment counsel business or the discretionary investment business shall meet the requirements falling under each of the following subparagraphs and have his business registered with the Financial Supervisory Commission:

            1. The investment counsel business: He is required to run the stock company whose paid-in capital is in excess of 500 million won under the Commercial Act and to have professional manpower specializing in the business operation under the conditions as prescribed by the Presidential Decree; and

            2. The discretionary investment business: He is required to run the stock company whose paid-in capital is in excess of 3 billion won under the Commercial Act and to have a professional manpower specializing in the business operation under the conditions as prescribed by the Presidential Decree.

      (2) Any person who has his business registered under paragraph (1) (hereinafter referred to as the "investment counsel company") shall maintain the minimum amount of net assets prescribed by the Presidential Decree.

      (3) No one shall run the investment counsel business or the discretionary investment business except as otherwise prescribed by this Act and other Acts.

      (4) Requirements for the registration of the investment counsel company referred to in paragraph (1), procedures for registration and other necessary matters concerning registration shall be prescribed by the Presidential Decree.

ARTICLE 146 (RESTRICTIONS ON CONCURRENTLY RUNNING BUSINESS)

      (1) Every investment counsel company shall be prohibited from running other business than the registered business: Provided, That the same shall not apply to the business that is directly related to the registered business and the approval thereof is obtained from the Financial Supervisory Commission.

      (2) Every investment counsel company shall compile a report on the matters falling under each of the following subparagraphs not less than once every quarter and furnish it to each of clients who have entered into discretionary investment contracts under the conditions as prescribed by the Presidential Decree:

            1. The current operation of assets, the investment of which is entrusted by the relevant clients (hereinafter referred to as the "discretionary investment assets"); and

            2. In the event that the record of transactions between specific assets from among the assets subject to the operation of the discretionary investment assets of the relevant clients and the assets of the relevant investment counsel company is in existence, the time and the record of such transactions and the balance.

      (3) Investment counsel contracts, discretionary investment contracts, ways of entrusting investment, the notice of the results of investment to each of clients, commissions, publication, business advertisement and standards needed to maintain the sound business order shall be prescribed by the Presidential Decree.

ARTICLE 147 (RESTRICTIONS ON ACT OF INVESTMENT COUNSEL COMPANY)

      (1) Every investment counsel company or its officers and employees shall be prohibited from performing the act falling under each of the following subparagraphs in connection with the company's business:

            1. The act falling under each subparagraph of Article 2 (8) of the Securities and Exchange Act;

            2. The act of receiving the custody and deposit of cash or investment counsel assets from clients;

            3. The act of lending cash or investment counsel assets to clients or brokering and arranging the lending of cash or investment counsel assets or acting by proxy for that purpose;

            4. The act of promising any client the guarantee of certain profits or the distribution of profits, or promising the defrayment of any loss, in whole or in part with respect to the investment of investment counsel assets;

            5. The act of offering counsel without any justifiable grounds for the purpose of seeking profits for any third party other than himself and clients by exploiting the price fluctuation in the relevant investment counsel assets, which is caused by the trading of clients who are counseled about specific investment counsel assets;

            6. The act of spreading false facts and rumors without any justifiable grounds thereof;

            7. The act of getting any person who is not a member of the professional manpower in charge of operation to perform the investment counsel business or the discretionary investment business; and

            8. The act other than those falling under subparagraphs 1 through 7 that is prescribed by the Presidential Decree as being feared to incur the friction of interests, to disrupt the fair transaction order of the investment counsel assets or to mislead the investment judgment of investors.

      (2) In the event that any investment counsel company operates assets after being entrusted with their investment by clients, such investment counsel company shall be prohibited from performing the act falling under each of the following subparagraphs: Provided, That the same shall not apply to the transaction that is prescribed by the Presidential Decree as being not feared to incur any friction of interests with the discretionary investment assets:

            1. The act of performing any transactions with the property of the investment counsel company and investment counsel assets that are held by the interested persons of the investment counsel company;

            2. The act of performing transactions of the discretionary investment assets of other clients;

            3. The act of performing transaction with the indirect investment property (limited to a case where the asset management company concurrently runs the discretionary investment business);

            4. The act of investing in securities issued by the interested persons of the investment counsel company without the consent of clients; and

            5.    Other acts prescribed by the Presidential Decree.

ARTICLE 148 (OFFICERS AND SUPERVISION, ETC.)

      The provisions of Articles 8, 9 (2) and 15, and Articles 35, 37, 47, 48, subparagraphs 2 and 3 of 52, 56 through 61 and 63 of the Securities and Exchange Act shall apply mutatis mutandis to every investment counsel company.

ARTICLE 149 (REPORT ON SIMILAR INVESTMENT COUNSEL BUSINESS)

      (1) Any person who intends to run the counsel business prescribed by the Presidential Decree by means of publications and e-mails, etc. (hereinafter referred to as the "similar investment counsel business") for many and unspecified persons provided for in the proviso of subparagraph 5 of Article 2, shall make a report thereon in a written form prescribed by the Financial Supervisory Commission to the Financial Supervisory Commission.

      (2) Any person who runs the similar counsel business shall, when he falls under each of the following subparagraphs, make a report thereon to the Financial Supervisory Commission within 2 weeks from the date on which he falls under each of the following subparagraphs:

            1.    If he ceases to run the similar investment counsel business;

            2.    If he alters his name and location; and

            3.    If the representative is replaced.

      (3) The Financial Supervisory Commission may, if it is deemed necessary to maintain the order of the similar investment counsel business and protect clients, etc., ask any person who runs the similar investment counsel business to submit material concerning contents of his business and ways of running his business.

      (4) The provisions of Article 147 shall apply mutatis mutandis to any person who is required to make the report referred to in paragraph (1), officers and employees or any employer.

ARTICLE 150 (BUSINESS OF FOREIGN INVESTMENT COUNSEL BUSINESS OPERATORS)

      (1) When any foreign investment counsel business operator (referring to any person who runs the investment counsel business or the discretionary investment business in a foreign country in accordance with foreign Acts and subordinate statutes; hereafter the same shall apply) intends to run the investment counsel business or the discretionary investment business in the Republic of Korea in the way falling under each of the following subparagraphs, he shall have his business registered with the Financial Supervisory Commission:

            1.    The way of running the business directly for local residents;

            2.    The way of using the means of local or foreign communications;
                  and

            3. The way of opening any branch office and any business place (hereafter in this Article referred to as the "branch office, etc.").

      (2) The registration referred to in paragraph (1) and other necessary matters shall be prescribed by the Presidential Decree.

      (3) The branch office, etc. of any foreign investment counsel company that has had its business registered under paragraph (1) shall be deemed the investment counsel company incorporated under this Act.

      (4) The provisions of Article 28-2 (5) through (7) of the Securities and Exchange Act shall apply mutatis mutandis to the branch office, etc. of any foreign investment counsel business operator.

ARTICLE 151 (FIRM NAME)

      (1) Every investment counsel company (excluding any company that concurrently runs the investment counsel business and the discretionary investment business) shall use the letters of "investment counsel" in its firm name.

      (2) Any person who is not an investment counsel company shall be prohibited from using the letters of "investment counsel" or "discretionary investment" in its firm name.

ARTICLE 152 (REVOCATION OF REGISTRATION)

      The Financial Supervisory Commission may, if any investment counsel company falls under each of the following subparagraphs, revoke its registration of investment counsel business or discretionary investment business, putting forward the reasons thereof:

            1. If it has had its investment counsel business or its discretionary investment business registered by means of falsity and illegality;

            2. If it has failed to meet the requirements for the registration after having had its investment counsel business or its discretionary investment business registered;

            3. If any investment counsel company that has not had its discretionary investment business registered has run the discretionary investment business;

            4. If it has received cash or investment counsel asset from any other person by means of illegality in connection with its business or has acquired cash or investment counsel asset that is to be given to other person in connection with the business;

            5. If it has violated or failed to execute any contract with respect to any trading and other transaction in the securities market and in the KOSDAQ;

            6. If any person who has been ordered to suspend his business in accordance with Article 57 of the Securities and Exchange Act that is applied mutatis mutandis under Article 148 has failed to correct the relevant conditions within one month (if the correction period of not less than one month is given while giving the order to suspend the business, such period) from the date on which he is ordered to do so;

            7. If it has violated the provisions of Article 35 (1) or 63 of the Securities and Exchange Act that are applied mutatis mutandis under Article 148;

            8.    If it has violated any order given under Article 173; and

            9. If it is judged difficult to perform the business after being found to have violated this Act and any order given or any disposition taken under this Act other than subparagraphs 1 through 6.

ARTICLE 153 (SPECIAL CASE FOR ASSET MANAGEMENT COMPANY, ETC.)

      (1) In the event that any asset management company runs the investment counsel business or the discretionary investment business, the provisions of Article 146 (1) shall not apply thereto.

      (2) In the event that any securities company runs the investment counsel business or the discretionary investment business in accordance with
      Article 51 of the Securities and Exchange Act, the provisions of Articles 146 (1), 147 (1) 1 and 2, and 148 (excluding Article 63 of the Securities and Exchange Act) shall not apply thereto.

ARTICLE 154 (INDIRECT INVESTMENT FUND APPRAISAL COMPANY)

      (1) Any person who intends to run the business of appraising the indirect investment fund and furnishing indirect investors with the findings of such appraisal shall be a stock company and have his business registered with the Financial Supervisory Commission under the conditions as prescribed by the Presidential Decree.

      (2) Any person who has his business registered under paragraph (1) (hereinafter referred to as the "indirect investment fund appraisal company") shall make working rules governing the act of business that contain the matters prescribed by the Presidential Decree.

      (3) Any asset management company may furnish any indirect investment fund appraisal company with details of the indirect investment property under the conditions as prescribed by the Presidential Decree.

      (4) The indirect investment fund appraisal company shall be prohibited from using details of the indirect investment property that are provided under paragraph (3) for other purposes.

      (5) Necessary matters concerning ways of publishing appraisal standards, etc. used by every indirect investment fund appraisal company shall be prescribed by the Presidential Decree.

ARTICLE 155 (BOND APPRAISAL COMPANY)

      (1) Any person who runs the business of appraising the prices of investment securities and bonds, etc. that belong to the indirect investment property and furnishing the indirect investment fund with the appraised prices shall be a stock company and have his business registered with the Financial

      Supervisory Commission under the conditions as prescribed by the Presidential Decree.

      (2) Any person who has his business registered in accordance with paragraph (1) (hereinafter referred to as the "bond appraisal company") shall make working rules that contain the matters prescribed by the Presidential Decree.

      (3) Necessary matters concerning ways of publishing standards for appraising investment securities, etc. by every bond appraisal company shall be prescribed by the Presidential Decree.

         CHAPTER VII. LOCAL BUSINESS OF FOREIGN ASSET MANAGEMENT COMPANY

SECTION 1 LOCAL BUSINESS OF FOREIGN ASSET MANAGEMENT COMPANY

ARTICLE 156 (LICENSE OF FOREIGN ASSET MANAGEMENT COMPANY, ETC.)

      (1) In the event that any foreign asset management company (referring to any person who runs the business of operating the indirect investment fund in a foreign country in accordance with foreign Acts and subordinate statutes; hereinafter the same shall apply) intends to open a branch office and a business place in the Republic of Korea in order to run the business of the asset management company, such foreign asset management company shall obtain a license from the Financial Supervisory Commission.

      (2) Any foreign asset management company that does not obtain the license referred to in paragraph (1) shall be prohibited from running the business of the asset management company for local residents.

      (3) Any local branch office and any local business place that are each licensed under paragraph (1) shall be each deemed the asset management company incorporated under this Act.

      (4) Every local branch office and every local business place of any foreign asset management company shall observe the matters falling under each of the following subparagraphs:

            1. It is required to hold assets corresponding to the total amount of the business fund (referring to the fund denominated in the won that accrues from selling the fund denominated in foreign currency, which is introduced by any foreign asset management company in order to open its local branch office or run the business, to any foreign exchange institution under the Foreign Exchange Control Act in order to supply the fund denominated in local currency to the local branch office, etc.: hereafter the same shall apply), and liabilities;

            2. It is required to settle the accounts independently of the principal office; and

            3.    When it is found to have violated the provisions of paragraph
                  (1) as a result of the settlement of accounts, it is required to make replenishment within 60 days from the date on which the accounts are settled.

      (5) In the event that any local branch office and any local business place of the foreign asset management company are liquidated or go bankrupt, the assets they hold in the Republic of Korea shall be appropriated by priority to the repayments of liabilities to persons having their domiciles and residences in the Republic of Korea. In this case, the scope of assets that are locally held by each of the foreign asset management companies shall be prescribed by the Presidential Decree.

      (6) In the event that the branch office or the business place of any foreign asset management company is deemed difficult to run their business on the grounds of violating foreign Acts and subordinate statutes or is found to have violated orders given or any disposition taken under this Act, the Financial Supervisory Commission may revoke its license, suspend its business and take other measures against such violations. The same shall apply to a case where the local branch office and the local business place of any foreign asset management company are deemed difficult to run their business on the grounds of violating foreign Acts and subordinate statutes by such foreign asset management company.

      (7) With respect to any local branch office and any local business place that are each licensed under paragraph (1), their business fund shall be deemed their capital in the application of this Act.

      (8) The Financial Supervisory Commission may lay down terms to the license referred to in paragraph (1).

      (9) Ways to run the local business by foreign asset management companies, etc. and other matters concerning foreign asset management companies shall be prescribed by the Presidential Decree.

ARTICLE 157 (REQUIREMENTS FOR LICENSE)

      (1) Any person who intends to obtain a license in accordance with Article 156 (1) shall meet the requirements falling under each of the following subparagraphs:

            1. He is required to operate the business fund of his local branch office and his local business place in excess of not less than 3 billion won;

            2. He is required to have physical facilities, including the manpower and data processing equipment, etc. sufficient to perform his business;

            3.    His business program is required to be appropriate and sound;

            4. The state of assets, financial soundness and business soundness of the foreign asset management company are required to be adequate to run the business of such asset management company in the Republic of Korea and have a high international credit standing; and

            5. Any foreign asset management company that intends to open its branch office or its business place in the Republic of Korea is required to have run the business of the asset management company in accordance with foreign Acts and subordinate statutes.

      (2) The representative of the branch office or the business place of any foreign asset management company, which is in business in the Republic of Korea, is required not to fall under any subparagraph of Article 8 (1).

      (3) Necessary matters concerning details of the requirements for the license referred to in paragraph (1) shall be prescribed by the Presidential Decree.

ARTICLE 158 (PROCEDURES FOR LICENSE)

      The provisions of Article 6 shall apply mutatis mutandis to the license for the local branch office and the local business place of every foreign asset management company.

SECTION 2 LOCAL SALES OF FOREIGN INDIRECT INVESTMENT SECURITIES

ARTICLE 159 (LOCAL SALES OF FOREIGN INDIRECT INVESTMENT SECURITIES)

      (1) Any person who intends to sell indirect investment securities or securities similar thereto, which are prescribed and published by the Financial Supervisory Commission (hereinafter referred to as the "foreign indirect investment securities"), in the Republic of Korea that are issued in any foreign country in accordance with foreign Acts and subordinate statutes shall make a report to the Financial Supervisory Commission under the conditions as prescribed by the Presidential Decree. <Amended by Act No. 7221, Oct. 5, 2004>

      (2) Any foreign asset management company that intends to sell foreign indirect investment securities in the Republic of Korea in accordance with paragraph (1) shall meet the requirements falling under each of the following subparagraphs:

            1. It is required to have the scale of its operational assets in excess of the scale prescribed by the Presidential Decree as of the end of the last business year;

            2. It is required to have the amount obtained by subtracting the total amount of liabilities from the total amount of assets on the balance sheet as of the end of the last business year in excess of the paid- in capital; and

            3. It is required not to have been sentenced to a fine or a heavier punishment or have been subject to a disposition or a harsher disposition taken to suspend its business in the Republic of Korea or in other foreign country in the last three years.

      (3) The provisions of Articles 56, 96, 105, 121 and 125 shall apply mutatis mutandis to the local sales of foreign indirect investment securities. In this case, the "asset management company" shall be deemed the "foreign asset management company", the "trustee company" shall be deemed the "foreign trustee company", the "asset custody company" shall be deemed the "foreign asset custody company", the "incorporators" and the "investment company" shall be deemed the "foreign investment company", the "beneficial securities" shall be deemed the "foreign beneficial securities", and the "investment company stock" shall be deemed the "foreign investment company stock", respectively.

      (4) Necessary matters concerning methods, soliciting procedures for the protection of investors, qualifying standards, sales and advertisements, the furnishing of reports, etc. for the local sales of foreign indirect investment securities shall be prescribed by the Presidential Decree.
      <Amended by Act No. 7221, Oct. 5, 2004>

                    CHAPTER VIII. ASSET OPERATION ASSOCIATION

ARTICLE 160 (ESTABLISHMENT OF ASSET OPERATION ASSOCIATION)

      (1) The Asset Operation Association shall be established in order to pro-mote the smooth cooperation in the performance of business, to maintain the order among members, to protect investors and to seek the sound development of the business of operating indirect investment assets.

      (2) The Asset Operation Association shall be a corporation.

      (3) The Asset Operation Association shall be established after obtaining the permission therefor from the Financial Supervisory Commission.

      (4) The provisions governing the incorporated association in the Civil Act shall apply mutatis mutandis to the Asset Operation Association except as especially prescribed by this Act.

ARTICLE 161 (MEMBERS)

      The members of the Asset Operation Association shall be asset management companies, trustee companies, asset custody companies, general administration management companies and investment counsel companies, etc.

ARTICLE 162 (WORK)

      The Asset Operation Association shall perform the work falling under each of the following subparagraphs as prescribed by the articles of association:

            1. The work of maintaining the sound business order among the members in connection with the business of operating indirect investment as- sets and the business of operating or selling indirect investment assets;

            2.    The work of protecting indirect investors;

            3. The work of maintaining the stability in the operation of indirect investment assets;

            4. The work of managing the registration of the professional manpower in charge of operation;

            5. The work of surveying and studying the indirect investment system;

            6. The work of managing and operating the investment stabilization fund provided for in Article 164 (1);

            7. The work that is entrusted in connection with the protection of investors under this Act or other Acts and subordinate statutes;

            8.    The work of training investors; and

            9. The work incidental to the work referred to in subparagraphs 1 through 8.

ARTICLE 163 (ARTICLES OF ASSOCIATION AND REGULATIONS)

      (1) The matters falling under each of the following subparagraphs shall be entered in the articles of association of the Asset Operation Association:

            1.    Objectives;

            2.    Name;

            3.    The location of the office;

            4.    Qualifications for members;

            5.    The self-regulation of members; and

            6. Other matters concerning the operation of the Asset Operation Association.

      (2) The Asset Operation Association shall, when it intends to alter the matters prescribed by the Presidential Decree in the articles of association, obtain the authorization thereof from the Financial Supervisory Commission.

      (3) The Asset Operation Association shall, when it makes, alters or abolishes the regulations governing its work, make a report thereon to the Financial Supervisory Commission.

ARTICLE 164 (ESTABLISHMENT OF INVESTMENT STABILIZATION FUND)

      (1) The Asset Operation Association may establish a fund (hereinafter referred to as the "investment stabilization fund") that is invested by its members in order to promote the mutual aid among its members and to train its members.

      (2) The Asset Operation Association may financially support any member who suffers from a fund shortage on the grounds of repurchase claims brought by indirect investors from the investment stabilization fund.

      (3) The Asset Operation Association may, when it is deemed necessary to protect the public interest and the interests of indirect investors, urge its members to invest in the investment stabilization fund.

      (4) Necessary matters concerning the management and operation of the investment stabilization fund shall be prescribed by the Asset Operation Association.

ARTICLE 165 (PROVISIONS APPLICABLE MUTATIS MUTANDIS)

      The provisions of Articles 8, 166, 167 and 173 shall apply mutatis mutandis to the Asset Operation Association.

                             CHAPTER IX. SUPERVISION

ARTICLE 166 (SUPERVISION AND INSPECTION, ETC.)

      (1) The Financial Supervisory Commission may, when it is deemed inevitable to protect the public interest and the interests of investors, order any asset management company, any investment company, any trustee company, any asset custody company, any general administration management company, any selling company, any investment company, any indirect investment fund appraisal company and any bond appraisal company to submit or report the material concerning the business and property of each of such companies.

      (2) The Financial Supervisory Commission may, when it is deemed necessary to protect the public interest or the interests of investors, ask accounting audit and inspection officials of the indirect investment fund to submit or report the material related to the accounting audit and inspection of the indirect investment property, and order them to take necessary measures.

      (3) The Governor of the Financial Supervisory Service may inspect the business and property of any asset management company, any investment company, any trustee company, any asset custody company, any general administration management company, any selling company, any investment counsel company, any indirect investment fund appraisal company and any bond appraisal company, and may, if it is deemed necessary to conduct the inspection, ask any company to submit the material concerning the business and property of the relevant company and demand the presence of any person concerned to state his opinion.

      (4) Any person who performs the inspection in accordance with paragraph
      (3) shall carry his certificate showing his authority and produce it to persons concerned.

      (5) The Governor of the Financial Supervisory Service shall, when the inspection referred to in paragraph (3) is performed, report the findings of such inspection to the Financial Supervisory Commission. The Financial Supervisory Commission may, when the fact of violating this Act or any order given and any disposition taken under this Act is found as a result of the inspection, take the measures falling under each of the following subparagraphs:

            1.    The revocation of license or registration;

            2.    The suspension of business, in whole or in part;

            3.    The demand for the dismissal of officers; and

            4. Measures that are prescribed by the Presidential Decree as being necessary to correct the matters of violation.

      (6) The Financial Supervisory Commission may prescribe ways of and procedures for performing the inspection referred to in paragraph (3), standards for taking measures according to the findings of inspection and other matters necessary to perform the inspection business.

ARTICLE 167 (LICENSE REVOCATION OF ASSET MANAGEMENT COMPANY, ETC.)

(1) The Financial Supervisory Commission may, if any asset management company falls under each of the following subparagraphs, revoke its license:

            1.    If it is dissolved;

            2. If it has obtained its license provided for in Article 4 in a false and illegal manner;

            3. If it has violated this Act or any order given and any disposition taken under this Act, or Acts and subordinate statutes governing trust, securities, and the operation of assets;

            4. If it fails to meet the requirements for license provided for in Article 5;

            5.    If it has violated the terms of license provided for in
                  Article 6 (3);

            6. If it fails to commence its business until 6 months expire from the date on which the license is granted;

            7. If it fails to set the internal control standards provided for in Article 11;

            8. If it is recognized that it can no longer continue its business on the grounds that its assets are seriously insolvent; and

            9. If it is recognized that it has incurred a big loss to the indirect investment property, thereby undermining the public interest and the protection of indirect investors on the grounds of lack of the appropriateness in the business operation.

      (2) In the event that any asset management company falls under each of the paragraph (1), the Financial Supervisory Commission may take the disposition, etc. falling under each of the following subparagraphs:

            1.    The suspension of business, in whole or in part;

            2. The order given to put restrictions on additional establishment of the principal of the relevant investment trust or on the conclusion of a new trust contract;

            3.    Capital increase in the relevant investment company;

            4. Order given to put restriction on the taking office of a corporate director of a new investment company;

            5. The termination of a trust contract concluded according to the terms and conditions of trust or an order given to alter the terms and conditions of trust;

            6. Order given to dissolve the relevant investment company or to alter the articles of incorporation;

            7. The Financial Supervisory Commission orders that the business of the relevant investment trust be transferred to the asset management company after obtaining in advance the consent thereof from the trustee company of relevant investment trust and other asset management company; and

            8. The demand for dismissal of any officer and other measures prescribed by the Presidential Decree.

      (3) Every asset management company shall be dissolved when its license is revoked in accordance with paragraph (1).

      (4) The provisions of Article 6 (5) shall apply mutatis mutandis to the license revocation referred to in paragraph (1).

ARTICLE 168 (REGISTRATION REVOCATION OF INVESTMENT COMPANY)

      The Financial Supervisory Commission may, if any investment company falls under any of the following subparagraphs, revoke its registration:
      Provided, That in the event that the investment company falls under subparagraphs 1 and 2, its registration shall be revoked:

            1.    If it is dissolved;

            2. If the amount of net assets of the investment company has continued to fall short of the minimum amount of net assets for not less than 3 months;

            3. If it is found to have it registered in a false and illegal manner;

            4.    If it fails to meet the requirements for registration; and

            5. If it has violated this Act or any order given or any disposition taken under this Act.

ARTICLE 168-2 (REVOCATION OF REGISTRATION OF PRIVATE EQUITY FUND)

      (1) In the event that any private equity fund falls under any case of the following subparagraphs, the Financial Supervisory Commission may revoke its registration: Provided, That in the event that the private equity fund falls under subparagraph 1, its registration shall be revoked:

            1.    Where it is dissolved;

            2. Where it has had itself registered in a false and illegal manner; and1019-92

            3. Where it has violated this Act or any order given and any disposition taken under this Act.

      (2) In the event that the registration of any private equity fund is revoked in accordance with paragraph (1) (excluding subparagraph 1), such private equity fund shall be deemed dissolved.

      [This Article Newly Inserted by Act No. 7221, Oct. 5, 2004]

ARTICLE 169 (REGISTRATION REVOCATION OF TRUSTEE COMPANY, ETC.)

      The Financial Supervisory Commission may, if any trustee company, any asset custody company, any general administration management company, any selling company, any investment counsel company, any indirect in- vestment fund appraisal company and any bond appraisal company fall under any of the following subparagraphs, revoke its registration:

            1.    If it is dissolved;

            2.    If it has had itself registered in a false and illegal manner;
                  and

            3. If it fails to meet the registration requirements under this Act.

ARTICLE 170 (ORDER GIVEN TO TRANSFER TRUST CONTRACT, ETC.)

      (1) In the event that the Financial Supervisory Commission takes a disposition to revoke the authorization, license or registration of any asset management company or any trustee company, but it is deemed necessary to keep intact the trust contract that the relevant asset management company or the relevant trustee company has concluded in order to protect the public interest or the interests of beneficiaries, the Financial Supervisory Commission may order the asset management company or the trustee company to transfer the business involved in the trust contract to other asset management company or other trustee company after obtaining in advance the consent thereof from the trustee company that is a party to the trust contract or other asset management company, and other asset management company or other trustee company.

      (2) In the event that the Financial Supervisory Commission fails to obtain the consent from the trustee company that is a party to the trust contract or other asset management company under paragraph (1), the Financial Supervisory Commission may get the relevant asset management company subject to a disposition taken to revoke its license to continue its business after setting terms on the period of existence of the trust contract. In this case, the relevant asset management company shall be deemed not to be subject to the disposition taken to revoke its license within the period of existence.

ARTICLE 171 (ORDER GIVEN TO PUBLISH)

      In the event that the indirect investment fund falls under each of the following subparagraphs and it is deemed inevitable to protect the public interest and the interests of investors, the Financial Supervisory Commission may order the asset management company or the trustee company in the case of the investment trust, and the investment company or the asset management company in the case of the investment company to publish the details thereof not less than twice in daily newspapers. In this case, a summary of the contents required to be published may be published after obtaining the approval thereof from the Financial Supervisory Commission:

            1. Matters concerning the report on the alteration of the terms and conditions of trust provided for in Article 31 or matters concerning the alteration of the registration of the investment company provided for in Article 42; and

            2. Matters to be entered in a report, etc. on the indirect investment property provided for in Article 124 in the event that such report, etc. are submitted.

ARTICLE 172 (REPORT, ETC. ON FACT OF BEING SHORT OF MINIMUM AMOUNT OF NET ASSETS, ETC.)

      (1) Every investment company shall, if the amount of its net assets falls short of the minimum amount of net assets, report the fact to the Financial Supervisory Commission within 3 days from the date on which such shortage is found.

      (2) In the event that any investment company whose state of the amount of net assets falling short of the minimum amount of net assets continues its state for 3 months, the Financial Supervisory Commission shall notify the relevant investment company of the purport that its registration shall be revoked.

ARTICLE 173 (SUPERVISORY ORDER)

      (1) In the event that any asset management company, any investment company, any trustee company, any asset custody company, any selling company, any general administration management company, any indirect investment fund appraisal company and any bond appraisal company are each deemed to be feared to undermine the interests of investors on the grounds of its inappropriate operation of the business and the poor state of its assets, the Financial Supervisory Commission may order each of such companies to change the current ways of performing the business under the conditions as prescribed by the Presidential Decree.

      (2) The Financial Supervisory Commission may, if it is deemed necessary to liquidate any investment company, order the relevant investment company, the relevant asset management company, the relevant asset custody company, the relevant general administration management company or the relevant selling company to take measures necessary to deposit their respective property and to perform the business of liquidation.

      (3) The Financial Supervisory Commission may order any investment counsel company to change the ways of performing the business in order to prevent excessively speculative transactions and to protect the public interest and the interests of investors under the conditions as prescribed by the Presidential Decree.

ARTICLE 174 (ENTRUSTMENT OF SUPERVISORY BUSINESS)

      The Financial Supervisory Commission may entrust the Governor of the Financial Supervisory Service or the Asset Operation Association with part of its supervisory work provided for in this Act under the conditions as prescribed by the Presidential Decree.

                       CHAPTER X. SUPPLEMENTARY PROVISIONS

ARTICLE 175 (SPECIAL CASE FOR PRIVATE OFFERING INDIRECT INVESTMENT FUND)

      (1) The provisions of Articles 35 (3), 45 (3), 56, 59, 70 (4) and (5)
      (limited to a case where the consent is obtained from all of the beneficiaries), 88 (1) 2, 3, 5 and (2) (limited to a case where the Presidential Decree prescribes), 96 (2), 100 through 102, 120 through 124, and 144 (2) and (3) shall not apply to the indirect investment fund that issues in- direct investment securities only by means of other than the offering or sales provided for in Article 2 (3) and (4) of the Securities and Exchange Act and whose indirect investors fall under the requirements prescribed by the Presidential Decree and whose number comes not more than the number prescribed by the Presidential Decree (hereinafter referred to the "private offering indirect investment fund"). <Amended by Act No. 7221, Oct. 5, 2004>

      (2) Notwithstanding the provisions of the main sentence of Article 29 (1), every asset management company shall report its terms and conditions of trust to the Financial Supervisory Commission within 7 days from the date on which it establishes the private offering indirect investment trust. The same shall also apply to any alteration of the terms and conditions of trust provided for in the main sentence of Article 31 (1).

      (3) Every indirect investor of the private offering indirect investment fund shall be prohibited from transferring his indirect investment securities to any other person by means of their division: Provided, That such indirect investment securities may be transferred to any other person after dividing them within the scope of the number of indirect investors not exceeding 30.<Newly Inserted by Act No. 7221, Oct. 5, 2004>

      (4) Necessary matters concerning the requirements, etc. for the private offering indirect investment trust shall be prescribed by the Presidential Decree.

ARTICLE 176 (ENTRUSTMENT OF BUSINESS, ETC.)

      (1) Every asset management company, every trustee company, every asset custody company and every general administration management company shall be prohibited from entrusting any third party with the business licensed and registered under this Act.

      (2) Notwithstanding the provisions of paragraph (1), every asset management company, every trustee company, every asset custody company and every general administration management company may entrust any third party with the business that is prescribed by the Presidential Decree as being not falling under the essential business of each of such companies and as being no feared to cause the friction of interests to indirect investors. In this case, an entrustment contract containing the matters falling under each of the following subparagraphs shall be concluded with the third party:

            1.    The scope of the entrusted business;

            2.    Matters concerning restrictions on the act of the trustee;

            3. Matters concerning the keeping of the records of the entrusted business; and

            4.    Other matters prescribed by the Presidential Decree.

      (3) In the event that the business which is intended to be entrusted under paragraph (2) is the business requiring license, registration and report, etc., any person who is entrusted with the relevant business shall be the person who has obtained a license, has had his business registered or has made a report, etc., which are all necessary for him to perform the business.

      (4) Any person who is entrusted with the business under paragraph (2) shall be prohibited from entrusting any other person with such business.

      (5) Any person who intends to entrust the business in accordance with paragraph (2) shall have the ability to control and supervise the trustee as well as physical facilities, including data-processing equipment and any person who has entrusted the business shall confirm whether the trustee observes the Acts and subordinate statutes, the terms and conditions of trust or the articles of incorporation of the investment company when the latter performs the business entrusted or not.

      (6) Any person who entrusts the business under paragraph (2) may furnish the trustee with information on the indirect investment property within the scope of the entrusted business under the conditions as prescribed by the Presidential Decree.

      (7) Any person who is entrusted with the business shall be prohibited from using information on the indirect investment property, which is furnished under paragraph (6), for the interests of himself and any third party.

      (8) In the event that any person who is entrusted with the business causes damage to any indirect investor by neglecting the business, the truster shall be liable to indemnify for such damage.

      (9) Any person who entrusts the business under paragraph (2) shall enter the fact in the investment prospectus that the fact of violation and the liability of entrustment rest with the truster.

      (10) Other necessary matters concerning the entrustment of the business shall be prescribed by the Presidential Decree.

ARTICLE 177 (RESTRICTIONS ON PEACE RATE REMUNERATIONS)

      (1) Every asset management company, every trustee company, every asset custody company, every general administration management company and every selling company shall not acquire remunerations or commissions according to the operational performances of the indirect investment fund.

      (2) Notwithstanding the provisions of paragraph (1), in the case of the private offering indirect investment fund, remunerations or commissions may be acquired according to the operational performances of the indirect investment fund. In this case, necessary matters concerning the acquisition of remunerations or commissions for the protection of investors shall be prescribed by the Presidential Decree.

ARTICLE 178 (HEARING)

      The Financial Supervisory Commission shall, when it intends to take the disposition falling under any of the following subparagraphs, hold a hearing: <Amended by Act No. 7221, Oct. 5, 2004>

                  1. The disposition taken to revoke the license of any asset management company under Article 167;

                  2. The disposition taken to revoke the registration of any investment company under Article 168;

                  3. The disposition taken to revoke the registration of any private equity fund under Article 168-2; and

                  4. The disposition taken to revoke the registration of any trustee company, any asset custody company, any general administration management company, any selling company, any investment counsel company, any indirect investment fund appraisal company and any bond appraisal company under Article 152 or 169.

ARTICLE 179 (JOINT LIABILITY)

      Every asset management company, every trustee company, every asset custody company, every selling company, every general administration management company, every indirect investment fund appraisal company and every bond appraisal company shall, if they are held liable to indemnify indirect investors for damage under this Act and they are imputable to such damage, be jointly held liable to indemnify them for such damage.

ARTICLE 180 (ALLOTTED CHARGES)

      (1) Any asset management company, any trustee company, any asset custody company, any selling company and any general administration management company subject to the inspection of the Governor of the Financial Supervisory Service under the provisions of this Act shall pay allotted charges to the Financial Supervisory Service to appropriate them to inspection expenses.

      (2) Necessary matters concerning the share rates and limits of the allotted charges referred to in paragraph (1) and the payments of allotted charges shall be prescribed by the Presidential Decree.

ARTICLE 181 (RELATIONS WITH OTHER ACTS)

      (1) In the mutatis mutandis application of the Commercial Act to the investment company, in Articles 259 (4), 298 (4), 299, 299-2, 300, 325,
      422, 467 (1), 536, 539 and 541 of the Commercial Act, the "court" shall be deemed the ""Financial Supervisory Commission" and the "prosecutor" in
      Article 176 shall be deemed the "Financial Supervisory Commission".

      (2) The provisions of Articles 19, 177, 288, 289 (2), 292, 298 (1) through
      (3), 301 through 313, 329 (1) and (4), 330, 335 (1) (proviso), 335-2 through 335-7, 341 through 351, 370, 374-2, 389 (1), 409 through 415-2,
      417 through 420-4, 438, 439, 449, 450, and 458 through 461 shall not apply to the investment company.

      (3) The provisions of Articles 191-13 and 191-14 of the Securities and Exchange Act shall apply mutatis mutandis to the stockholders of the investment company. In this case, in Article 191-13 (1) of the Securities and Exchange Act, the "corporation whose stock certificates are listed" and the "corporation registered with the KOSDAQ" shall be deemed the "investment company", and the "stock falling under not less than 1/10,000 of the total number of issued stock" shall be deemed the "stock".

      (4) The provisions of Chapters II and IX of the Securities and Exchange Act (excluding Articles 191-13 and 191-14 of Section 2) shall not apply to the investment company.

                          CHAPTER XI. PENAL PROVISIONS

ARTICLE 182 (PENAL PROVISIONS)

      Any person falling under any of the following subparagraphs shall be punished by imprisonment for not more than 5 years or by a fine not exceeding 30 million won: <Amended by Act No. 7221, Oct. 5, 2004>

            1.    Person who has violated the provisions of Article 3 (2);

            2. Person who has run the business of the asset management company without obtaining a license therefor required under the provisions of Article 4 (1);

            3. Person who has obtained a license required under the provisions of Article 4 (1) by means of falsity and illegality;

            4. Person who has performed transactions using undisclosed operational information on the indirect investment fund and has get other person to use it in violation of the provisions of Article 21 (1) (including a case where the provisions are applied mutatis mutandis under the provisions of Article 85);

            5. Person who has sold beneficial securities or advertised for the purpose of selling such beneficial securities prior to reporting their sales required under the provisions of the main sentence of Article 29 (1) in violation of the provisions of Article 33;

            6. Person who has run the business of the investment company without having his business registered in violation of the provisions of Article 41 (1);

            7. Person who has sold the stock of any investment company or advertised for the purpose of selling such stock of any investment company prior to having his business registered under the provisions of Article 41 (1) in violation of paragraph (5) of the same Article;

            8. Person who has had his business registered or had any alteration of the registration registered, which are required under the provisions of Article 41 (1) or 42 (1) by means of falsity and illegality;

            9. Person who has used information in violation of the provisions of Article 43 (4);

            10. Person who has performed the act falling under any subparagraph of Article 57 (1) in violation of the provisions of Article 57 (1) or used information in violation of the provisions of paragraph (3) or (4) of the same Article;

            11. Person who has operated assets in violation of the provisions of Article 88 (1) and (2), 91 or 92 (1);

            12. Person who has exercised the voting right in violation of the provisions of Article 94 (1) through (5);

            13.   Person who has violated the provisions of Article 134 (1) and
                  (3) through (6) (including a case where the provisions are applied mutatis mutandis under the provisions of Article 135
                  (4)), 135 (1) or 136 (1);

            14. Person who has violated the provisions of Article 147 (including a case where the provisions are applied mutatis mutandis under the provisions of Article 149 (4));

            15.   Person who has violated the provisions of Article 154 (4);

            16. Person who has opened his branch office and his business place without obtaining a license therefor required under the provisions of Article 156 (1);

            17. Person who has obtained a license required under the provisions of Article 156 (1) by means of falsity and illegality; and

            18. Person who has used information in violation of the provisions of Article 176 (7).

ARTICLE 183 (PENAL PROVISIONS)

      Any person falling under any of the following subparagraphs shall be punished by imprisonment for not more than 3 years or by a fine not exceeding 20 million won: <Amended by Act No. 7221, Oct. 5, 2004>

            1. Person who has taken charge of duties in violation of the provisions of Article 11 (7);

            2.    Person who has violated the provisions of Article 20 (1);

            3. Person who has run the business of any trustee company, any asset custody company, any general administration management company, any selling company or any investment counsel company without having his business registered, which is required under the provisions of Article 23 (1), 24 (1), 25 (1), 26 (1) or 145 (1);

            4. Person who has had his business registered, which is required under the provisions of Article 23 (1), 24 (1), 25 (1), 26 (1) or 145 (1), by means of falsity and illegality;

            5. Person who has failed to distribute the results of trading according to the details of pre-determined asset distribution under the provisions of Article 90 (3);

            6. Person who has violated any order given to dispose of stock under the provisions of Article 94 (6);

            7. Person who has failed to undergo the accounting audit required under the provisions of Article 100 (1) without any justifiable grounds thereof;

            8. Person who has violated any order given under the provisions of Article 104 (2);

            9. Person who has failed to furnish the trustee company report or the asset custody company report to indirect investors or furnished the falsely compiled reports to indirect investors in violation of the provisions of Article 123 (1);

            10.   Person who has violated the provisions of Article 129 (2) or
                  (3);

            11. Person who has failed to demand the withdrawal, alteration or correction in violation of the provisions of Article 131 (1);

            12. Person who has violated the provisions of Articles 134 (7) and 135 (2) (including a case where the provisions are applied mutatis mutandis under the provisions of Article 136 (3)); 12-2. Person who has operated the property of any investment company in violation of the provisions of Article 143 (6);

            13. Person who has violated the provisions of Article 59, 60 (1), 61 or 63 of the Securities and Exchange Act, which are applied mutatis mutandis under the provisions of Article 148;

            14. Person who has run the relevant business after his registration had been revoked under the provisions of Article 152;

            15. Person who has sold foreign indirect investment securities without making a report thereon in violation of the provisions of Article 159 (1) or made a false report;

            16. Person who has violated any supervisory order given under the provisions of Article 173 (1) (including a case where the provisions are applied mutatis mutandis under the provisions of Article 165);

            17. Person who has failed to implement the necessary measures in violation of the provisions of Article 173 (2) (including a case where the pro- visions are applied mutatis mutandis under the provisions of Article 165); and

            18. Person who has violated any order given under the provisions of Article 173 (3) (including a case where the provisions are applied mutatis mutandis under the provisions of Article 165).

ARTICLE 184 (PENAL PROVISIONS)

      Any person falling under any of the following subparagraphs shall be punished by imprisonment for not more than one year or by a fine not exceeding 5 million won: <Amended by Act No. 7221, Oct. 5, 2004>

            1. Person who has used the names of the business of asset management, the business of investment trust, the business of investment company, the business of investment counsel or the discretionary investment business in violation of the provisions of Article 7 (2), 46 (2), or 151 (2);

            2. Person who has sold and purchased and traded securities, etc. or entrusted the sales and purchases and trading in such securities, etc. in violation of the provisions of Article 15
                  (1) (including a case where the provisions are applied mutatis mutandis under the provisions of Article 148);

            3. Person who has failed to submit the report on the settlement of accounts, the regular report, the business report and documents on the settlement of accounts, or submitted falsely compiled reports and documents in violation of the provisions of Article 17 (1), or 124 (1) and (2);

            4. Person who has failed to publish the matters concerning his organization and manpower, etc. in violation of the provisions of Article 17 (3);

            5. Person who has made or altered the terms and conditions of trust without making a report thereon in violation of the provisions of the main sentence of Article 29 (1), or of
                  Article 31 (1);

            6. Person who has made a report required under the provisions of the main sentence of Article 29 (1) or of Article 31 (1) by means of falsity and illegality;

            7. Person who has failed to furnish the investment prospectus required under the provisions of Article 56 (1) and (4) (including a case where the provisions are applied mutatis mutandis under Article 159 (3)) or furnished falsely compiled investment prospectus;

            8. Person who has performed the act of advertisement in violation of the provisions of Article 59;

            9. Person who has complied with any request for repurchase in violation of the provisions of Article 63 (1);

            10.   Person who has violated the provisions of Article 94 (7);

            11. Person who has failed to publish the base price of the stock of any investment company and beneficial securities in violation of the pro- visions of Article 96 (2) (including a case where the provisions are applied mutatis mutandis under the provisions of Article 159 (3)) and to make the base price thereof known to the public or published a false base price and made such false base price known to the public;

            12. Person who has terminated any investment trust without obtaining the approval thereof in violation of the provisions of Article 105 (1) (including a case where the provisions are applied mutatis mutandis under the provisions of Article 159
                  (3));

            13. Person who has obtained the approval required under the provisions of Article 105 (1) (including a case where the provisions are applied mutatis mutandis under the provisions of Article 159 (3)) by means of falsity and illegality;

            14. Person who has violated the provisions of Article 105 (2) (including a case where the provisions are applied mutatis mutandis under the provisions of Article 159 (3));

            15. Person who has failed to furnish the report on the operation of assets required under the provisions of Article 121 (including a case where the provisions are applied mutatis mutandis under the provisions of Article 159 (3)) or furnished a falsely compiled report;

            16. Person who has failed to make the occasional publication required under the provisions of Article 122 or made any false occasional publication;

            17. Person who has refused to comply with any request for the perusal of indirect investors or any request for the delivery thereof required under the provisions of Article 125 (1) (including a case where the provisions are applied mutatis mutandis under the provisions of Article 159 (3)) without any justifiable grounds;

            18. Person who has failed to make and keep books and documents on his business in violation of the provisions of Article 126;

            19. Person who has failed to publish the exercise of his voting right in violation of the provisions of Article 127 (1) or falsely published the exercise of his voting right;

            20.   Person who has violated the provisions of Article 130;

            21. Person who has used the name of the private equity fund or the similar name thereto in violation of the provisions of Article 144-2 (3);

            22. Person who has run the business of any private equity fund without having such private equity fund registered in violation of the provisions of Article 144-6 (1);

            23. Person who has registered or changed his registration required under Article 144-6 (1) or (2) by means of falsity or illegality;

            24. Person who has failed to operate any property in accordance with methods provided for in Article 144-7 (1) 1, 2, 5 or 6 without obtaining approval therefor from the Financial Supervisory Commission in violation of the provisions of
                  Article 144-7 (3);

            25. Person who has failed to hold the shares or equity of any enterprise subject to investment or any specific purpose company for not less than 6 months without obtaining approval therefor from the Financial Supervisory Commission or has sold such shares or such equity during the period of not more than 6 months in violation of the provisions of Article 144-7 (4) (including a case where the provisions are applied mutatis mutandis under Article 144-9 (4)) or (5);

            26. Person who has failed to sell shares or equity without obtaining approval therefor from the Financial Supervisory Commission in violation of the provisions of Article 144-7 (6) (including a case where the provisions are applied mutatis mutandis under Article 144-9 (4));

            27.   Person who has performed the act referred to in Article 144-11
                  (2) 1 through 3 in violation of the provisions of Article 144-11 (2) (excluding subparagraph 4); and

            28. Person who has failed to sell shares or equity in violation of the provisions of Article 144-15 (1) (including a case where the provisions are applied mutatis mutandis under Article 144-9 (4)) or has acquired shares or equity in violation of the provisions of paragraph (2) of the same Article

                  (including a case where the provisions are applied mutatis mutandis under Article 144-9 (4)).

ARTICLE 185 (PENAL PROVISIONS)

      Any person falling under any of the following subparagraphs shall be punished by a fine not exceeding 5 million won:<Amended by Act No. 7221, Oct. 5, 2004>

            1. Person who has made or altered the terms and conditions of trust without making a report thereon required under the provisions of the proviso of Article 29 (1) or of the proviso of Article 31 (1);

            2. Person who has made the report required under the provisions of the proviso of Article 29 (1) or of the proviso of Article 31 (1) by means of falsity and illegality;

            3. Person who has failed to report details of the establishment of an investment trust in violation of the provisions of
                  Article 29 (3) or falsely reported it;

            4.    Person who has violated the provisions of Article 86 (3) or
                  (4);

            5. Person who has transferred equity shares to any other person in violation of the provisions of Article 144-14 (2);

            6. Person who has failed to make a report in violation of the provisions of Article 144-16 (3) or (4) or has made a false report;

            7. Person who has failed to file a report in violation of the provisions of Article 144-17 (2) or has filed a false report;

            8. Person who has continued to run his business after having faced a disposition taken to suspend his business in accordance with the provisions of Article 57 (1) of the Securities and Exchange Act, which are applied mutatis mutandis under Article 148;

            9. Person who has transferred indirect investment securities to any other person in violation of the provisions of Article 175
                  (3);

            10. Person who has entrusted his business in violation of the provisions of Article 176 (1); and

            11.   Person who has violated the provisions of Article 177.

ARTICLE 186 (JOINT PENAL PROVISIONS)

      If the representative of a corporation or the agent and the employed or any other employee of a corporation and an individual commits the act of violating Articles 182 through 185 in connection with the business of the corporation or the individual, such corporation and such individual shall be fined in addition to the punishment of the actor.

ARTICLE 187 (FINE FOR NEGLIGENCE)

      (1) Any person falling under any of the following subparagraphs shall be punished by a fine for negligence not exceeding 10 million won: <Amended by Act No. 7221, Oct. 5, 2004>

            1.    Person who has violated the provisions of Article 9 (3);

            2. Person who has worked for other profit-making corporation as a managing director without obtaining the approval thereof from the Financial Supervisory Commission in violation of the provisions of Article 15 (2) (including a case where the provisions are applied mutatis mutandis under Article 148);

            3. Person who has failed to have the alteration of the original registration registered required under Article 42 (1);

            4. Person who has failed to submit documents on the settlement of ac- counts in violation of the provisions of Article 99 (2);


            5. Person who has violated the provisions of Article 37 or 47 of the Securities and Exchange Act that are applied mutatis mutandis under Article 148; and

            6. Person who has rejected, impeded and dodged any request from or any order given by the Financial Supervisory Commission to submit material or make a report in accordance with the provisions of Article 166 (1) and (2) (including a case where the provisions are applied mutatis mutandis under Articles 144-18 and 165).

      (2) Any person falling under any of the following subparagraphs shall be punished by a fine for negligence not exceeding 5 million won:
     <Amended by Act No. 7221, Oct. 5, 2004>

            1. Person who has violated the provisions of Article 10 (1) (including the provisions of Article 54-5 (2) and (3) of the Securities and Exchange Act which are applied mutatis mutandis under the provisions of paragraph (2) of the same Article);

            2. Person who has violated the provisions of Article 12 (1) (including the provisions of Article 54-6 (2) of the Securities and Exchange Act which are applied mutatis mutandis under the provisions of paragraph (2) of the same Article);

            3. Person who has violated the provisions of Article 72 (2) (including a case where the provisions are applied mutatis mutandis under the provisions of Article 75 (3));

            4. Person who has failed to make the working rules governing the selling act provided for in Article 57 (2);

            5. Person who has failed to make a report on the establishment or alteration of the working rules governing the selling act provided for in Article 57 (2) or has made a false report;

            6. Person who has failed to make the working rules provided for in Article 144-11 (3); and

            7. Person who has failed to make a report on the establishment or alteration of the working rules provided for in Article 144-11
                  (4) or has made a false report thereon.

      (3) The Financial Supervisory Commission shall impose and collect the fine for negligence referred to in paragraph (1) or (2) under the conditions as prescribed by the Presidential Decree.

      (4) Any person who is dissatisfied with a disposition taken to impose a fine for negligence on him under paragraph (3) may raise an objection to the Financial Supervisory Commission within 30 days from the date on which he is served with a notice of such disposition.

      (5) When any person who is subject to a disposition taken to impose a fine for negligence on him under paragraph (3) raises an objection in accordance with paragraph (4), the Financial Supervisory Commission shall notify without delay the competent court of the fact and the competent court shall, upon receiving the notification, put the case on trial in accordance with the Non-Contentious Case Litigation Procedure Act.

      (6) In the event that no objection is raised within the period referred to in paragraph (4) and no fine for negligence is paid, such fine for negligence in question shall be collected according to the example of a disposition taken to collect national taxes in arrears.

                                     ADDENDA

ARTICLE 1 (ENFORCEMENT DATE)

      This Act shall enter into force three months after the date of its promulgation: Provided, That the provisions of Article 57 (5) shall enter into force from the date on which one year lapses after the promulgation of this Act or the provisions of Article 130 (2) shall enter into force the date set by the Presidential Decree within the term of 1 year after the promulgation of this Act.

      <<The enforcement date set by the Presidential Decree is April 1, 2004 under the Presidential Decree No. 18325, March 22, 2004>>

ARTICLE 2 (ABROGATION OF ACTS, ETC.)

      (1) The Securities Investment Trust Business Act and the Securities Investment Company Act shall be each abrogated: Provided, That the previous Securities Investment Trust Business Act or the previous Securities Investment Company Act shall apply to any securities investment trust that is established in accordance with the previous Securities Investment Trust Business Act and any securities investment company that is incorporated in accordance with the previous Securities Investment Company Act prior to the enforcement of this Act.

      (2) Any securities investment trust that is established in accordance with the previous Securities Investment Trust Business Act may change its previous terms and conditions of trust that are set by the previous Securities Investment Trust Business Act into the terms and conditions of trust that are set by this Act. In this case, the provisions of the proviso of Article 22 (4) and of paragraph (5) of the same Article of the previous Securities Investment Trust Business Act shall not apply thereto.

      (3) Any securities investment company that is incorporated in accordance with the previous Securities Investment Company Act may change the articles of incorporation of the previous securities investment company into the articles of incorporation of the investment company that is incorporated under this Act in accordance with the provisions of Articles 44, 75 and 76 of this Act.

      (4) In the event that the terms and conditions of trust are changed or the articles of incorporation of the securities investment company are changed in accordance with paragraphs (2) and (3), the relevant securities investment trust and the relevant securities investment company shall be deemed the investment trust that is established under this Act and the investment company that is incorporated under this Act, respectively.

ARTICLE 3 (APPLICATION EXAMPLE FOR SALES OF INDIRECT INVESTMENT SECURITIES BY ASSET MANAGEMENT COMPANY)

      Every asset management company may sell indirect investment securities from the day set by the Presidential Decree within the term of 2 years from the date of enforcement of this Act in accordance with the provisions of Article 4 (3).

ARTICLE 4 (APPLICATION EXAMPLE FOR SELECTIONS AND APPOINTMENTS OF OUTSIDE DIRECTORS)

      Any asset management company that is required to select and appoint outside directors in accordance with the provisions of Article 10 shall select and appoint them at the ordinary general meeting of stockholders that is convened for the first time after the enforcement of this Act. In this case, the outside directors who are selected and appointed at the regular general meeting of stockholders shall be deemed recommended by the outside director candidate recommendation committee.

ARTICLE 5 (TRANSITIONAL MEASURE CONCERNING SIMILAR INDIRECT INVESTOR)

      Any person who runs the business of indirect investment, other than any asset management company that is registered under the previous Securities Investment Company Act (hereinafter referred to as the "previous asset management company"), any truster company that is licensed under the previous Securities Investment Trust Business Act, any merchant bank and any financial institution that is incorporated under the Banking Act and any insurance company that is incorporated under the Insurance Business Act prior to the enforcement of this Act, shall obtain a license in accordance with Article 4 (1) by the day on which 6 months lapse from the date of enforcement of this Act.

ARTICLE 6 (TRANSITIONAL MEASURE CONCERNING LICENSE OF ASSET MANAGEMENT COMPANY)

      (1) Any previous asset management company, any truster bank and any merchant bank that are each licensed or deemed licensed under the previous Securities Investment Trust Business Act shall be each deemed licensed as an asset management company under this Act, and they shall fulfill the license requirements prescribed by this Act within 3 months from the date of enforcement of this Act: Provided, That the provisions of Article 5 (1) 5 shall not apply to any previous asset management company.

      (2) Notwithstanding the provisions of paragraph (1), any previous asset management company that fails to meet the license requirements within 3 months from the date of enforcement of this Act may be allowed to run only the business provided for in Article 4 (2) 3.

ARTICLE 7 (TRANSITIONAL MEASURE CONCERNING TRUSTEE COMPANY AND ASSET CUSTODY COMPANY)

      Any trustee company that is registered under the previous Securities Investment Trust Business Act or any asset custody company that is registered under the previous Securities Investment Company Act prior to the enforcement of this Act shall be deemed the trustee company or the asset custody company that is each registered under this Act and they shall meet the registration requirements prescribed by this Act within 6 months from the date of enforcement of this Act.

ARTICLE 8 (TRANSITIONAL MEASURE CONCERNING SELLING COMPANY AND GENERAL ADMINISTRATION TRUSTEE COMPANY)

      Any selling company or any general administration trustee company that is each registered under the previous Securities Investment Trust Business Act or the previous Securities Investment Company Act prior to the enforcement of this Act shall be deemed the selling company or the general administration trustee company that is each registered under this Act and they shall meet the registration requirements prescribed by this Act within 3 months from the date of enforcement of this Act.

ARTICLE 9 (TRANSITIONAL MEASURE CONCERNING USE OF FIRM NAME)

      Any trustee company that is deemed licensed as an asset management company under this Act in accordance with Article 6 (1) of the Addenda shall be prohibited from using the letters the "operation of investment trust" in its firm name, notwithstanding the provisions of Article 7.

ARTICLE 10 (TRANSITIONAL MEASURE CONCERNING SELECTIONS AND APPOINTMENTS OF OFFICERS, ETC. AND ESTABLISHMENT OF AUDIT AND INSPECTION COMMITTEE)

      (1) Officers of any trustee company and any asset management company, who are selected and appointed under the previous Securities Investment Trust Business Act or the previous Securities Investment Company Act prior to the enforcement of this Act, shall be deemed officers of the asset management company, who are selected and appointed under this Act.

      (2) Outside directors or law-abiding overseers of any trustee company or any asset management company, who are selected and appointed under the previous Securities Investment Trust Business Act or the previous Securities Investment Company Act prior to the enforcement of this Act, shall be deemed outside directors or law-abiding overseers of the asset management company, who are selected and appointed under this Act.

      (3) The audit and inspection committee of the trustee company, which is set up under the previous Securities Investment Trust Business Act prior to the enforcement of this Act, shall be deemed the audit and inspection committee of the asset management company, which is set up under this Act.

ARTICLE 11 (TRANSITIONAL MEASURE CONCERNING SALES OF BENEFICIAL SECURITIES,
ETC.)

      Every selling company shall be prohibited from selling the beneficial securities of securities investment trust provided for in the previous Securities Investment Trust Business Act and the stock of the securities investment company provided for in the previous Securities Investment Company Act from the date on which 6 months lapse after the enforcement of this Act: Provided, That the same shall not apply to the case prescribed by the Presidential Decree.

ARTICLE 12 (TRANSITIONAL MEASURE CONCERNING SELECTIONS AND APPOINTMENTS OF CORPORATE DIRECTOR AND SUPERVISORY DIRECTORS OF INVESTMENT COMPANY)

      In the event that the articles of incorporation of any securities investment company provided for in the previous Securities Investment Company Act are changed into the articles of incorporation of any investment company provided for in this Act in accordance with Article 2
      (3) of the Addenda, the supervisory directors of the previous asset management company shall be deemed the corporate director and supervisory directors of the investment company, who are selected and appointed under this Act.

ARTICLE 13 (TRANSITIONAL MEASURE CONCERNING COMPLETION OF SALE TRAINING)

      Officers and employees of any selling company, who are found to have been involved in the business of selling indirect investment securities for not less than 1 year during the period of the last 5 years at the time of enforcement of this Act shall be deemed to complete the training in the selling business provided for in Article 57 (5).

ARTICLE 14 (TRANSITIONAL MEASURE CONCERNING BANK AND INSURANCE COMPANY, ETC.)

      (1) Any financial institution that is incorporated under the Banking Act to run the business of money trust (excluding the trust of money in which the ways of operating the money that is the trust property, are controlled by the relevant truster; hereafter the same in this Article shall apply) that is established under the Trust Business Act or any insurance company that is incorporated to operate the special accounts (hereafter in this Article referred to as the "special accounts") provided for in Article 108
      (1) 3 of the Insurance Business Act shall be deemed that they are each licensed as an asset management company under this Act and they shall fulfill the license requirements provided in this Act within 6 months from the date of enforcement of this Act.

      (2) The Trust Business Act and the Insurance Business Act shall apply to the money trust and the special accounts, which are established and opened by the financial institution that is incorporated under the Banking Act and the insurance company that is incorporated under the Insurance Business Act respectively, prior to the enforcement of this Act, and are each deemed licensed as an asset management company under paragraph (1), and any additional establishment of the trust money and any additional opening of the special accounts shall be prohibited from the date on which 6 months lapse after the enforcement of this Act: Provided, That the same shall not apply to the case prescribed by the Presidential Decree.

      (3) This Act shall apply to any indirect investment fund that is newly established by the financial institution that is incorporated under the Banking Act or the insurance company that is incorporated under the Insurance Business Act, which are each deemed licensed as an asset management company under paragraph (1), after the enforcement of this Act.

ARTICLE 15 (TRANSITIONAL MEASURE CONCERNING INVESTMENT COUNSEL COMPANY)

      (1) Any investment counsel company that is incorporated under the Securities and Exchange Act (including any foreign investment counsel company; hereinafter the same in this Article shall apply) prior to the enforcement of this Act shall be deemed registered as the investment counsel company under this Act and the investment counsel company shall satisfy the registration requirements prescribed by this Act within 3 months from the date of enforcement of this Act.

      (2) Any security money for business, which is deposited by any investment counsel company in accordance with the provisions of Article 70-4 of the Securities and Exchange Act at the time of enforcement of this Act, shall be addressed according to the way the Financial Supervisory Commission prescribes and publishes.

      (3) Every investment counsel company shall maintain the minimum amount of net assets provided for in Article 145 (2) within 1 year from the date of enforcement of this Act.

ARTICLE 16 (TRANSITIONAL MEASURES CONCERNING SIMILAR INVESTMENT COUNSEL
BUSINESS)

      Any person who reports his similar investment counsel business under the Securities and Exchange Act prior to the enforcement of this Act shall be deemed that he reports his similar investment counsel business under this Act.

ARTICLE 17 (TRANSITIONAL MEASURES CONCERNING LOCAL SALES OF FOREIGN IN- DIRECT INVESTMENT SECURITIES)

      Any foreign beneficial securities or the stock of any foreign securities investment company, for the local sales of which a report is made to the Financial Supervisory Commission under the previous Securities investment Trust Business Act or the previous Securities Investment Company Act, prior to the enforcement of this Act, shall be deemed foreign indirect investment securities, for the local sales of which a report is made to the Financial Supervisory Commission under this Act.

ARTICLE 18 (TRANSITIONAL MEASURES CONCERNING ASSET OPERATION ASSOCIATION)

      (1) The Investment Trust Association that is established under the previous Securities Investment Trust Business Act prior to the enforcement of this Act shall be deemed the Asset Operation Association that is established under this Act.

      (2) The investment stabilization fund that is established under the previous Securities Investment Trust Business Act prior to the enforcement of this Act shall be deemed the investment stabilization fund that is established under this Act.

ARTICLE 19 (TRANSITIONAL MEASURES CONCERNING PENAL PROVISIONS)

      The application of the penal provisions to any act performed prior to the enforcement of this Act shall be governed by the related provisions of the previous Securities Investment Trust Business Act, the previous Securities Investment Company Act and the Securities and Exchange Act.

ARTICLE 20 (AMENDMENTS, ETC. OF OTHER ACTS)

      (1) and (2) Omitted.

      (3) At the time when this Act enters into force, where other Acts and subordinate statutes cite the former Securities Investment Trust Business Act or the Securities Investment Company Act or any provisions of such former Act and there exist provisions corresponding thereto in this Act, they shall be considered to cite this Act or the corresponding provisions in this Act in lieu of the former provisions. In this case, the investment trust management company and the consignment company under the former Securities Investment Trust Business Act shall be deemed the asset management company under this Act, and the securities investment company and the asset management company under the former Securities Investment Company Act shall be deemed the investment company and the asset management company under this Act.

ADDENDA <ACT NO. 7221, OCT. 5, 2004>

(1) (Enforcement Date) This Act shall enter into force two months after the date of its promulgation.

(2) (Application Example concerning Imposition of Fine for Negligence on Making and Changing of Working Rules governing Selling Act) The amended provisions of
Article 187 (2) 4 and 5 shall apply, beginning with the working rules governing the selling act that are first made or changed by any selling company after the enforcement of this Act.

ADDENDA <ACT NO. 7335, JAN. 14, 2005>

Article 1 (Enforcement Date)

      This Act shall enter into force on the date of its promulgation.

Articles 2 through 12 Omitted.

ADDENDA <ACT NO. 7386, JAN. 27, 2005>

Article 1 (Enforcement Date)

      This Act shall enter into force on the date of its promulgation. (Proviso Omitted.)

Articles 2 through 6 Omitted.